As filed with the Securities and Exchange Commission on April 28, 2014.

File No. 333-150916

File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 6

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 130

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2014 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Variable Universal Life III (VUL III)

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (the policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2014. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this policy, or general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:  May 1, 2014

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the GPA.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund (Series I)

Invesco V.I. Global Health Care Fund (Series I)

Invesco V.I. Technology Fund (Series I)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

MML Series Investment Fund

MML Aggressive Allocation Fund (Initial Class)

MML Balanced Allocation Fund (Initial Class)

MML Blue Chip Growth Fund (Initial Class)

MML Conservative Allocation Fund (Initial Class)

MML Equity Income Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Foreign Fund (Initial Class)

MML Global Fund (Class II)

MML Growth & Income Fund (Initial Class)

MML Growth Allocation Fund (Initial Class)

MML Income & Growth Fund (Initial Class)

MML Managed Volatility Fund (Initial Class)

MML Mid Cap Growth Fund (Initial Class)

MML Mid Cap Value Fund (Initial Class)

MML Moderate Allocation Fund (Initial Class)

MML Small Cap Growth Equity Fund (Initial Class)

MML Small/Mid Cap Value Fund (Initial Class)

MML Series Investment Fund II

MML Equity Fund (Initial Class)

MML Inflation-Protected and Income Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

MML Small Cap Equity Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)

Oppenheimer Global Fund/VA (Non-Service)

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer International Growth Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)

Voya Investors Trust

VY Clarion Global Real Estate Portfolio (Class S)1

1	Formerly known as ING Clarion Global Real Estate Portfolio.

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
Choice of Death Benefit Options

The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:

1. Level Option: The current face amount.

2. Return of Account Value Option: The current face amount plus the account value of the policy.

3. Return of Premium Option: The current face amount plus the total of the premiums that were paid through attained age 90 and not refunded (with or without interest on premiums paid during the first five policy years). (An insured’s “attained age” is equal to his or her issue age plus the number of completed policy years.)

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

Right to Return the Policy	You have a limited period of time after the policy is delivered during which you can cancel the policy and receive a refund (free look).
Variable Investment Choices	The policy offers a choice of over 30 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.
Flexibility

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

•   choose the timing, amount and frequency of premium payments;

•   change the death benefit option;

•   increase or decrease the policy’s face amount (higher face amount can result in higher charges);

•   change the owner or beneficiary;

•   change your investment selections.

Transfers	Generally, you may transfer funds among the investment divisions and the GPA. Limitations on transfers are described in the “Risks of the Policy” table and the “Policy Transactions” section. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
Surrenders and Withdrawals	You may surrender your policy, and we will pay you its net surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.
Loans	You may take a loan on the policy once your account value exceeds the total of any surrender charges. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Safety Test	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.
Assignability	You may generally assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
Additional Benefits	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

Risks of the Policy

Investment Risks	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
Early Surrender	If you surrender your policy, you will be subject to surrender charges during the first 9 policy years and during the first 9 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads.” The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s net surrender value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Termination	Your policy could terminate if the net surrender value of the policy becomes too low to support the policy’s monthly charges and the safety test is not met, or if total policy debt exceeds the net surrender value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
Limitations on Access to Cash Value

•   Withdrawals are not available in the first policy year; however, full surrenders are permitted.

•   A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

•   We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

•   The minimum withdrawal is $100, including the withdrawal fee, which is the lesser of $25 or 2% of the amount withdrawn.

•   The maximum withdrawal is 75% of the net surrender value.

•   The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers

•   Transfers from the GPA are generally limited to one per policy year and may not exceed 25% of your account value in the GPA (less any policy debt).

•   We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy or we are required to reject or restrict by the applicable fund.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. It will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis, second. Also, distributions includible in income received before you attain age 59 1⁄2 are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
Policy Charge Increase	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section.

Transaction Fees

This table describes the fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge [1,2]	When you pay premium.	All Coverage Years 6% of each premium payment.	All Coverage Years 8% of each premium payment up to and including the premium expense factor; 7% of any premium payment in excess of the premium expense factor.
Surrender Charges [2,3,4,5] Surrender charges generally apply for the first 9 policy years and the first 9 years following an increase in face amount.	When you surrender the policy for its net surrender value. Charge will also apply at the time of an elected decrease in face amount and if your policy lapses.	First Coverage Year Current Range of Rates per $1000 of Face Amount • $3.08 – $50.58	same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class. [2,3,4,5,6]	When you surrender the policy for its net surrender value. Charge will also apply at the time of an elected decrease in face amount and if your policy lapses.	First Coverage Year • $11.25 per $1000 of Face Amount	First Coverage Year • $11.25 per $1000 of Face Amount

Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	The Lesser of: $25 per withdrawal or 2% of the amount withdrawn	The Lesser of: $25 per withdrawal or 2% of the amount withdrawn
Accelerated Death Benefit Rider [7]	When you elect an accelerated death benefit payment.	$100 – $250	$250
Substitute of Insured Rider	When you elect to substitute the insured.	$75	$75

1	The premium expense factor referenced in the table is used to determine premium expense charges. For the initial face amount, the premium expense factor is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the premium expense factor is based on the age, gender, and risk classification of the insured on the effective date of the increase. The premium expense factor is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of premium expense factors are shown in the following table. An example of how the factor is used to determine your premium expense charge is located under “Deductions from Premiums” in the “Transaction Charges” section.

Per $1,000 of Face Amount, Non-Tobacco Risk Class
Age	Male	Female
25	5.80	5.05
35	9.00	7.38
55	25.70	20.70
85	56.50	46.20

2	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.
3	For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

4	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in the “Transaction Charges” section for more information.

5	Surrender charges generally apply for the first 9 policy years and the first 9 years following an increase in face amount. They will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table. These factors vary by issue age and may vary for policies issued in New York.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	6	0.73 – 0.82
2	0.94 – 1.00	7	0.60 – 0.75
3	0.88 – 1.00	8	0.40 – 0.50
4	0.82 – 1.00	9	0.20 – 0.25
5	0.77 – 1.00	10	0.00

6	The rates shown for the “representative insured” are first year rates only.

7	The fee we deduct may vary by state, but will not exceed $250.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Insurance Charge [1,2]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.02 – $83.33	• $83.33 per $1000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000. [1,2,3]	Monthly, on the policy’s monthly charge date.	• $0.09 per $1000 of Insurance Risk	• $0.09 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (“substandard risks”). Note the combination of insurance charges (or rider charges) and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current Range of Rates • $0.004 – $83.33 per $1000 of Insurance Risk • $0.08 – $83.33 per $1000 of Face Amount	• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount
Administrative Charge [2]	Monthly, on the policy’s monthly charge date.	$10 per policy	$15 per policy
Asset Charge [2,4]	Daily.	Current range of rates as an annual percentage of the policy’s average daily net assets in the Separate Account • Policy Years 1-10: 0.50% – 0.70% • Policy Years 11+: 0.15%	Maximum annual percentage of the policy’s average daily net assets in the Separate Account • Policy Years 1-10: 0.90% • Policy Years 11+: 0.40%
Face Amount Charge [2,5,6]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Initial Face Amount. • $0.05 – $1.79	Guaranteed Maximum Rate per $1000 of Initial Face Amount. • $1.79
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk class. [3,5]	Monthly, on the policy’s monthly charge date.	• $0.27 per $1000 of Initial Face Amount	• $0.27 per $1000 of Initial Face Amount
Loan Interest Rate Expense Charge [2,7]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Current Range of Rates as a percentage of loaned amount • 0.15% – 0.65%	Guaranteed Maximum Rate as a percentage of loaned amount • 1.00%

Rider	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Disability Benefit [6,8,9]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.00 – $0.28 Plus Current Range of Rates per $1 of Specified Benefit Amount • $0.00 – $0.04	same as current
Rider charge for a 35-year-old male. [3,6,8,9]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Benefit Amount	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Benefit Amount
Guaranteed Insurability [6]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Option Amount • $0.03 – $0.11	same as current
Rider charge for a 35-year-old male. [3,6]	Monthly, on the policy’s monthly charge date.	• $0.11 per $1000 of Option Amount	• $0.11 per $1000 of Option Amount
Other Insured [1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Rider Insurance Risk • $0.01 – $29.79	• $29.79 per $1000 of Rider Insurance Risk
Rider charge for a 35-year-old male. [1,3]	Monthly, on the policy’s monthly charge date.	• $0.08 per $1000 of Rider Insurance Risk	• $0.09 per $1000 of Rider Insurance Risk
Waiver of Monthly Charges [6,8,9]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.00 – $0.28	same as current
Rider charge for a 35-year-old male. [3,6,8,9]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction	• $0.06 per $1 of Monthly Deduction
Waiver of Specified Premium [6,8,9]	Monthly, on the policy’s monthly charge date.	The Greater of the Current Range of Rates per $1 of Monthly Deduction • $0.00 – $0.28 Or the Current Range of Rates per $1 of Specified Monthly Premium Amount • $0.00 – $0.04	The Greater of the Guaranteed Range of Rates per $1 of Monthly Deduction • $0.00 – $0.28 Or the Guaranteed Range of Rates per $1 of Specified Monthly Premium Amount • $0.00 – $0.04
Rider charge for a 35-year-old male. [3,6,8,9]	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Monthly Premium Amount	• $0.06 per $1 of Monthly Deduction • $0.02 per $1 of Specified Monthly Premium Amount
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (“substandard risks”). Note the combination of insurance charges (or rider charges) and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.		Current Range of Rates • $0.002 – $83.33 per $1000 of Rider Insurance Risk Current range of Rates • $0.08 – $ 83.33 per $1000 of Rider Face Amount	• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the GPA (unless the Directed Monthly Deduction Program is in effect). The asset charge is deducted from the assets of the Separate Account only.

1	The rates vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 2001 Commissioners Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality (2001 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

2	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

3	The rates shown for the “representative insured” are first year rates only.

4	The asset charge varies according to the policy’s average daily net assets in the Separate Account and the policy year as detailed in the table below.

Your Value in the Separate Account	Current Charge Policy Years 1-10	Maximum Charge Policy Years 1-10	Current Charge Policy Years 11+	Maximum Charge Policy Years 11+
$0 – $49,999.99	0.70%	0.90%	0.15%	0.40%
$50,000 – $99,999.99	0.60%	0.90%	0.15%	0.40%
$100,000+	0.50%	0.90%	0.15%	0.40%

5	The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The charges will vary by the issue age, gender and risk classification of the insured for the initial face amount and, for increases, by the insured’s attained age, gender and risk classification on the effective date of the increase. The face amount charge will not be reduced if the face amount is reduced. The range of face amount charges reflected for coverage years 1-5 simply accounts for the range of issue ages for all potential insureds. See the full range of rates per $1000 of face amount in the table below.

Policy Year	Current Rates	Maximum Rate
1–2	$0.07 – $1.79	$1.79
3–5	$0.05 – $1.19	$1.19
6+	$0.00	$0.00

6	The rates shown are for standard risks and vary by the insured’s gender and age. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

7	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. During the first 10 policy years, the current Loan Interest Rate Expense Charge is 0.65% of the loaned amount and 0.15% of the loaned amount in subsequent policy years. The maximum Loan Interest Rate Expense Charge during the first 10 policy years is 1.00% of the loaned amount and 0.50% of the loaned amount in subsequent policy years.

8	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.

9	For substandard risks, the rates may be increased by a multiple of 1 or 2 times the standard rates shown.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2013 (before any waivers or reimbursements).1 Current and future expenses may be higher or lower than those shown. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	1.23%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	24
Administrative Office	1
attained age	4
division	19
face amount	12
free look	4, 13
general investment account	23
good order	11
grace period	26
guarantee period	25
guarantee premium	25
in force	4, 11
initial face amount	12
insurance risk	8
issue date	17
modified endowment contract (MEC)	5, 46
monthly charge date	41
net investment experience	24
net premium	16
net surrender value	31
planned premium	14
policy date	17
policy debt	25
policy debt limit	32
premium expense factor	6
register date	17
safety test	25
termination	5, 25
valuation date	11
7-pay test	47

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities and retirement products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options and you can, within limitations, change your death benefit option. This flexibility allows you to meet changing insurance needs under a single life insurance policy. You cannot, however, change the death benefit option during the policy’s first year nor can death benefit option 3 (return of premium option) be selected after the policy is issued. In addition, you cannot change the death benefit option beyond attained age 120. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and the GPA. Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; bank lockboxes; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the close of the NYSE is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See the “When We Pay Death Benefit Proceeds” and the “Other Policy Rights and Limitations” sections. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment options.

Your life insurance policy provides coverage while the policy is “in force.” “In force” means that the policy has not terminated. This policy does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

This policy is “participating,” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. In California, the policy is not available for purchase by anyone over age 59. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the written request is signed. However, in certain states you may not change owners without our approval. We will refuse or accept any requested change of owner on a non-discriminatory basis. Please refer to your policy. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You name the insured in the application for the policy. We will not issue a policy for an insured who is beyond attained age 90. Before issuing a policy, we will require evidence to determine the insurability of the insured. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request in good order to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

To purchase a policy you must send us a completed application. The minimum initial face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s “face amount.” The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The “initial face amount” is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy becomes effective on the date the last of all premiums due and necessary documents are received in good order at our Administrative Office.

Policies generally are issued with rates that vary based on a number of factors including, but not limited to, the gender of the insured. In some situations, however, we may issue unisex policies (policies whose rates do not vary by the gender of the insured). Policies issued in Montana are unisex, and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You have the right to cancel the policy, generally, within 10 days of receiving it (free look). If you cancel the policy, we will issue a refund. The state in which the policy is issued determines the free look period and the type of refund that applies. You should refer to your policy for details. However, the following will give you a general idea of the type of refund you may receive.

Most states require us to refund the policy’s account value less any withdrawals and any policy debt. Other states require us to refund the premium paid less withdrawals and policy debt. In those states your premium payment is held in the MML Money Market division of the Separate Account during the free look period.

Additionally, under certain circumstances such as mistake of fact, we may reissue your policy with different features after the free look period expires. Please contact your registered representative for details if you feel your policy should be reissued.

To cancel the policy, return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the policy or contract surrendered, and there may be a new surrender charge for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different. A new policy will also have a new contestability period which generally provides that the insurance company has the right, for a limited time period, to void the policy after it has been in force due to misrepresentation or concealment by the insured in obtaining the policy.

You should also note that once you have replaced your life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new life insurance policy or annuity contract during the “free look” period.

If you purchase the policy described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial premium payment from the other company for a substantial period of time after we receive your signed application.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges,
•	premium frequency,
•	the death benefit option, and
•	whether or not any riders apply to the policy.

First Premium

Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the minimum initial premium. The minimum initial premium depends on:

•	your chosen premium frequency;
•	the policy’s initial face amount and death benefit option;
•	the issue age, gender, and risk classification of the insured; and
•	any riders on the policy.

Generally, you will give your first premium payment or payment instructions to the registered representative who sold you the policy. The currently available methods of payment for your first premium include:

•	authorizing the Company to draft the initial premium electronically from your bank account. You initiate the electronic payment for the initial premium by completing the appropriate administrative form;
•	check; and
•	wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

Please note that your initial premium is applied to your policy when the payment is received in good order at our Administrative Office and after the policy has been issued.

Planned Premiums

When applying for the policy, you select (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, you may contact our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the planned premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please read the “Policy Termination and Reinstatement” section.

Subsequent Premium Payments

If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

If you or the premium payer receives a single bill for multiple insurance policies, subsequent premium payments must be sent to:

Regular Mail:

MassMutual Financial Group

APM Payment Processing Center

PO Box 92485

Chicago, IL 60675-2485

Overnight Mail:

MassMutual Financial Group

350 North Orleans Street

Receipt & Dispatch 8th Floor

Suite 2485

Chicago, IL 60654-2485

For all other policies, subsequent premium payments must be sent to the appropriate address:

Regular Mail:

MassMutual Financial Group

PO Box 92483

Chicago, IL 60675-2483

Overnight Mail:

MassMutual Financial Group

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 92483

Chicago, IL 60654

Electronic Premium Payments

We also offer options to allow you to pay premiums through electronic means. You may authorize the Company to draft the initial premium electronically for this policy from your bank account by completing the appropriate administrative form.

You may also initiate single or recurring premium payments for your in force policy through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account.

Requests to initiate electronic payments are effective on the valuation date that you submit the request in good order. If you wish to cancel an electronic payment, you must call our Administrative Office at 1-800-272-2216 before the end of the valuation date (generally 4:00 p.m. ET).

If a bank draft is dishonored by your bank after we have applied the payment to your policy, the transaction will be deemed void and your payment will be reversed. In addition, if you have established recurring electronic payments and we are unable to obtain payment from your bank account, we will discontinue the recurring payments. You may re-establish recurring electronic payments through our website.

Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its grace period (see the “Policy Termination and Reinstatement” section for more information). This service can be discontinued by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office at least 10 business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and provide notice 10 days in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions, or (2) we are unable to obtain the premium payment from the bank account.

Premium Flexibility

After the first premium has been paid, within limits, any amount of premium may be paid at any time while the insured is living. Although you must maintain sufficient net surrender value to keep the policy in force, there is no required schedule for premium payments.

We reserve the right to return any premium payment under $20.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a Modified Endowment Contract (MEC). We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

•	If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of the payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer, except under the circumstances described below. The portion of the payment that is credited to the policy will be credited as of the valuation date the payment was determined to be in good order.

•	If the policy anniversary is within 14 calendar days of the date the premium is received, and applying the entire payment on the policy anniversary will not cause the policy to become a MEC, we will hold the payment without interest until the policy anniversary and credit the entire payment as of the policy anniversary date. If the anniversary date is not a valuation date, the payment will be credited as of the next valuation date following the policy anniversary.

•	We will notify the policy owner of any premium that is held or refunded in order to prevent the policy from becoming a MEC. You also may contact us to provide different instructions regarding how to apply your premium payment.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your policy anniversary. For more information, please refer to “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:

•	the Cash Value Accumulation Test, and
•	the Guideline Premium Test.

If you choose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:

a.	an amount equal to $100 plus double the annual premium expense factor for the policy;
b.	the amount of premium paid in the preceding policy year; or
c.	the highest premium payment amount that would not increase the insurance risk.

If you choose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:

a.	the maximum premium for the Cash Value Accumulation Test; or
b.	the Guideline Premium Test amount which will be stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on these tests, please read the “Minimum Death Benefit” section.

Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the division(s) and the GPA in proportion to the non-loaned values in each.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the Separate Account divisions and the GPA according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our website, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

When Net Premium is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issue the policy. The “policy date” normally is the same date as the issue date. However, you may request in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges will be deducted as of the requested policy date. These deductions will cover a period of time during which the policy is not in effect. If you paid a premium with your application and requested a policy date earlier than the date we receive your payment, interest will not accrue on your policy prior to the policy’s issue date. Additionally, the policy date will determine the amount of premium required for your premium to be considered in good order.

The “register date” is the first date premiums will be allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also be a valuation date.

Allocation of Initial and Subsequent Net Premiums

We will allocate any net premiums received on or before the issue date of the policy to our general investment account. We do not pay you interest on these amounts or credit any interest to your policy prior to the issue date.

It should be noted, however, that your minimum initial premium may change from the amount that was originally quoted.

If, for any reason, your initial net premium payment is insufficient, your payment will not be considered in good order. We will hold the payment in our general investment account. We do not pay you interest on these amounts and you will have to pay the balance before we will consider your initial premium payment in good order.

Initial premium payments that are in good order and held in our general investment account on the issue date will be credited with the current GPA interest rate on that date. Your initial net premium payment, including any amounts held in our general investment account, will be allocated among the divisions and the GPA according to your net premium allocation instructions on the register date.

If your policy states that upon “free look” we will refund the policy’s account value, less any withdrawals and any policy debt, the register date is the valuation date that is on or next follows the latest of:

a.	the day after the issue date of the policy;
b.	the date we or the appropriate lockbox receives the balance of your initial premium; or
c.	the date the policy delivery requirements are received, in good order, at our Administrative Office.

If your policy states that upon “free look” we will refund the premium you paid less withdrawals and less policy debt:

1.	The register date is the valuation date that is on the latest of:
a.	the number of days from issue required by each contract state’s free look period plus six days; or
b.	the date we or the appropriate lockbox receives the balance of your initial premium; or
c.	the date the policy delivery requirements are received, in good order, at our Administrative Office.
2.	We will allocate existing values, held as of the policy’s issue date, to the MML Money Market division on the first valuation date after the issue date. (The existing values at this time would be any money taken with the application for the policy less any applicable charges plus any interest earned on the issue date.); and
3.	We will allocate any net premiums received after the issue date but before the register date to the MML Money Market division.

If, for any reason, your initial net premium payment is in excess of the required minimum initial premium, we will allocate the full amount according to your current net premium allocation instructions.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive your subsequent premium payment in good order on a non-valuation date or after the end of a valuation date, we will apply your payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

Depending on the state of issue, we may hold your initial net premium payments in the MML Money Market division until the free look period is completed.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices

The Separate Account

The part of your premium that you invest in your policy’s variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL III policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VUL III policies. Currently, the VUL III segment is divided into over 30 divisions. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL III policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Underlying Funds

We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Fund Type	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	MML Money Market Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.

Fund Type	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Value (continued)
	MML Equity Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Income & Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	MML Growth & Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Value
	MML Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.
	MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MML Mid Cap Growth (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	MML Foreign Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Templeton Investment Counsel, LLC

Fund Type	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
International/Global (continued)
	MML Global Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Specialty
	Invesco V.I. Global Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A
	VY Clarion Global Real Estate Portfolio (Class S)	Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC

1	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund
•	MML Balanced Allocation Fund
•	MML Conservative Allocation Fund
•	MML Growth Allocation Fund
•	MML Moderate Allocation Fund

Addition, Removal, Closure, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds

We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the funds’ expenses because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Administrative Office at the number shown on page 1 of this prospectus.

Compensation and Fund Selection

When selecting the funds that will be available with MassMutual’s variable contracts, we consider the funds’ investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.

The Guaranteed Principal Account

Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Disclosures regarding the GPA or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, see the “Our Ability to Make Payments Under the Policy” section.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

a.	3%, or
b.	the policy loan rate less the maximum loan interest rate expense charge.

For more information about our general investment account, refer to the “Our Ability to Make Payments Under the Policy” section.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value.” The account value has two components:

1.	the variable account value, and
2.	the fixed account value.

We will calculate your account value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units.” For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the Separate Account divisions. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the GPA;
•	transfers and withdrawals from the Separate Account;
•	loans deducted from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the asset charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the GPA; plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the policy loan rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.

Policy Termination and Reinstatement

This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments (for example, if the investment experience of the underlying funds has been unfavorable, your net surrender value may decrease even if you make periodic premium payments). Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough net surrender value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination

If there is no policy debt, the policy may terminate without value if:

•	its net surrender value on a monthly charge date cannot cover the charges due; and
•	the safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:

•	the policy debt (which includes accrued interest) exceeds the account value less any surrender charges that may apply.

We refer to all outstanding loans plus accrued interest as “policy debt.”

Safety Test

The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. If the safety test is met and the account value is insufficient to cover the monthly charges due, the monthly charges due will be reduced to an amount equal to the account value. The account value will never be less than zero. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.

The safety test can be met only during the guarantee period(s) stated in the policy. Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s risk classification,
•	the riders on the policy, if any,
•	the current face amount, and
•	the death benefit option in effect at the time.

A face amount increase or the addition of any riders may increase the amount of guarantee premium. Likewise, a face amount decrease or the removal of any riders may decrease the amount of guarantee premium.

For each guarantee period, the safety test is met if:

(A)	Premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

equals or exceeds,

(B)	The total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

The policy has two “guarantee periods.”

•	The first guarantee period is the first 9 policy years.
•	The second guarantee period is to attained age 121 of the insured.

Both guarantee periods begin on your policy date. The net surrender value at the end of the first guarantee period may be insufficient to keep the policy in force unless an additional premium payment is made at that time.

Example:

Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value less surrender charges cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

If there is no policy debt, the amount of premium needed to avoid termination will be the lesser of:

a.	the amount needed to satisfy the safety test, or

b. the amount needed to cover the monthly charges due.

If there is policy debt, the amount of premium needed to avoid termination will be the amount needed to increase the net surrender value to an amount sufficient to cover the monthly charges.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the amount of premium needed to avoid termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid termination and any policy debt.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.

The policy will be reinstated on the valuation date on or next following the later of:

•	the date we approve your application or
•	the date we receive the premium required to reinstate the policy.

Policy After You Reinstate

If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.

We do not reinstate policy debt.

Upon reinstatement, the safety test will apply.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the variable investment divisions and to or from the GPA. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We reserve the right to suspend telephone, website, and/or fax privileges at any time.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

We limit transfers from the GPA to the divisions to one each policy year. You may not transfer more than 25% of the GPA value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the GPA value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the GPA during these three years;

then you may transfer the remainder of the GPA value (less any policy debt) out of the GPA in the succeeding policy year.

You may not make any fund transfers during the free look period for policies under which we refund the premium paid for the policy less withdrawals and policy debt.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) is an automated transfer program that provides scheduled transfers of a set amount from a selected division to any other division(s) or the GPA.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA Program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $1000 account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA Program is $100. However, account value held in the GPA cannot be transferred out of the GPA through the DCA Program.

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.

To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions. You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the DCA Program.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging Program without prior notification.

Portfolio Rebalancing Program

Portfolio Rebalancing is an automated transfer program that allows you to rebalance your portfolio on a pre-determined schedule that you set. The GPA is not included in the Portfolio Rebalancing Program.

Over time, varying investment performance among the divisions may cause the ratios of your account value in those selected divisions to change. The Portfolio Rebalancing Program allows you to choose divisions among which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all the divisions you select so that the account values in the selected divisions match the ratios you set.

In order for Portfolio Rebalancing to occur, the account value in at least one of the selected funds must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect Portfolio Rebalancing by telephone or through our website, subject to certain restrictions. Portfolio Rebalancing requests received in good order at our Administrative Office will generally be processed within 5 business days of receipt.

You may not elect the automated Portfolio Rebalancing Program while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program. We may at any time modify, suspend, or terminate the Portfolio Rebalancing Program without prior notification. Portfolio rebalancing will not assure you of a profit and will not protect you against loss in declining markets.

If you prefer a one-time portfolio rebalance instead of the automated Portfolio Rebalancing Program, you may complete our administrative form and send it to us for processing. You can also elect Unscheduled Portfolio Rebalancing by telephone or through our website, subject to certain restrictions. Unscheduled Portfolio Rebalancing transactions are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your Unscheduled Portfolio Rebalancing request will be effective as of the next valuation date.

Example:

Assume that your initial net premium payment is split among 4 divisions: MML Managed Bond, MML Foreign, MML Equity and Oppenheimer Main Street.

Further assume that you have also completed a Portfolio Rebalancing form indicating that you want the values in the divisions rebalanced quarterly as follows:

•   60% in MML Managed Bond and

•   40% in Oppenheimer Main Street.

Over the next 2 1⁄2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected divisions in your Portfolio Rebalancing Program.

On the first day of the next quarter, we will sell all units in the MML Foreign and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Oppenheimer Main Street (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Oppenheimer Main Street division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee. The withdrawal fee will be 2% of the requested withdrawal amount or $25.00, whichever is less. We do not charge a surrender charge for a withdrawal.

You can make a withdrawal by sending us a written request on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the GPA.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s net surrender value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications see the “Federal Income Tax Considerations” section and for more information on premium limitations see the “Premium Limitations” section.

Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $29,975 ($30,000 minus a $25 withdrawal fee).

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)

We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to the “Other Policy Rights and Limitations” section for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to the “Other Policy Rights and Limitations” section for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, two endorsements to your variable life insurance policy may be available at the time the policy is issued. We may charge a one-time fee to add these endorsements to your policy. The first endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange his existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Net Surrender Value

The net surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserve the right to limit loans in the first policy year. The maximum loan amount allowed at any time is the amount that, with accrued loan interest calculated to the next policy anniversary date, will equal your account value less any surrender charge. The maximum amount available for a loan is the maximum loan amount allowed less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;
•	it will have a permanent effect on your policy’s net surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death benefit proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the investment divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds

Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the GPA. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please refer to the “Other Policy Rights and Limitations” section for more information.

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:

a.	3%, or
b.	the loan interest rate less the current loan interest rate expense charge.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions of the Separate Account and the GPA according to your current premium allocation instructions.

Loan Interest Charged

All policy debt is assessed loan interest at a fixed rate of 4%.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to “Policy Termination” in the “Policy Termination and Reinstatement” section.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values because we reduce the death benefit and net surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s net surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your net surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and net surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating, even if the safety test is met. Your policy debt limit is reached when total policy debt exceeds the account value less surrender charges. If this happens, we will notify you in writing. “Policy Termination” in the “Policy Termination and Reinstatement” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please refer to the “Federal Income Tax Considerations” section for more information.

Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. (Refer to “Transfers” in the “Policy Transactions” section for more information.) As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. If we receive your loan repayment in good order on a non-valuation date or after the end of a valuation date, your loan repayment is effective as of the next valuation date.

You may initiate single or recurring loan repayments through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. In addition, loan repayments may be mailed to the same address used for subsequent premium payments. Refer to the “Subsequent Premium Payments” and the “Electronic Premium Payments” sections for more information.

Any loan repayment you make within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. For any other loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until you have repaid all loan amounts originally deducted from that account. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

While the policy is in force, you may make changes to the death benefit option and face amount. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before such transaction requests  can be processed.

Minimum Death Benefit

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued. (Appendix A contains examples of the minimum death benefit impact on the death benefit.)

Cash Value Accumulation Test

Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:

•	gender,
•	attained age, and
•	tobacco use classification.

Guideline Premium Test

Under this test, the minimum death benefit on any date also is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.

The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early policy years, the Cash Value Accumulation Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review policy illustrations of both approaches with your registered representative to determine how the policy works under each test, and which is best for you.

Death Benefit Options

When you apply for the policy, you must choose one of three death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:
a.	the face amount on the date of death; or
b.	the minimum death benefit on the date of death.

•	Option 2 – The benefit amount is the greater of:
a.	the face amount plus the account value on the date of death; or
b.	the minimum death benefit on the date of death.

•	Option 3 – The benefit amount is the greater of:
a.	the face amount, plus the premiums paid (less any premiums refunded and any premiums paid after the insured’s attained age 90) to the date of death, plus optional interest that is credited during the first five policy years on premiums paid; or
b.	the minimum death benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable investment divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section provides more detailed information on how your policy’s account value is determined.

Death benefit option 3 is available with the choice of having interest applied to all premiums paid (and not refunded) for the first five policy years. This interest only increases the death benefit available under this option; it is not credited to the account value of your policy. Election of the interest option must be made at the time of application. The interest rate for this interest option is declared monthly and credited on each monthly charge date during the first five policy years, although we do not guarantee that the interest rate will be greater than zero. Interest is credited on the cumulative premiums paid, including any interest previously credited.

Right to Change the Death Benefit Option

After the first policy year, you may change the death benefit option while the insured is living.

However, the death benefit option may not be changed to death benefit option 3 and no change will be permitted beyond the insured’s attained age 120. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.

You must send a written request in good order to our Administrative Office to change your death benefit option. We do not require evidence of insurability.

The death benefit option change will be effective on the monthly charge date that is on or precedes the date we approve the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s face amount.)

When the face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change;

•	the premium limitations will change (for more information see the “Premium Limitations” section); and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum face amount.

Right to Change the Face Amount

You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force with the requested change in face amount, a premium payment may be required.

We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, the premium limitations will change (see the “Premium Limitations” section for more information), and your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount

To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

An increase in face amount may not be:

a.	less than $25,000, or
b.	made after the anniversary of your policy’s issue date nearest the insured’s 90th birthday.

If the net surrender value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the net surrender value to such an amount.

Additional insurance charges and face amount charges will apply for each face amount increase you elect. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 9 years of each segment of coverage. In addition, the safety test guarantee premium will increase.

Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Decreases in Face Amount

You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request in good order to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in “Surrender Charges for Decreases in Face Amount” in the “Transaction Charges” section.

A decrease will reduce the face amount in the following order:

(1)	the face amount of the most recent increase; then
(2)	the face amounts of the next most recent increases successively; and last
(3)	the initial face amount.

You may not decrease the face amount:

•	after the insured’s attained age 120; or
•	if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on, or precedes, the date we receive (in good order at our Administrative Office) the request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of the partial surrender charge. The remaining surrender charge will be reduced by the amount of the partial surrender charge assessed when the face amount is decreased. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.

Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two years (a) after the policy is issued, (b) after an increase in the face amount, (c) after reinstatement, or, (d) if the policy is converted from a term insurance policy, after the issue date or face amount increase issue date shown on the policy endorsement. These two-year periods are called the policy’s “contestable periods.” We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, however, payment could be delayed during this period.

We can also delay payment of the death benefit during periods when:

•	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners,

and if,

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

Interest on Death Benefit

We will add interest from the date of the insured’s death to the date of a lump sum payment or the effective date of a payment option payment. The amount of interest will be computed using an effective annual rate not less than 3% or, if greater, the annual rate required by applicable law. If death benefit option 3 with interest applied to premiums is in effect, interest will accumulate separately on the Face Amount and the premiums paid. From the date of death to the date of payment, the interest paid on the Face Amount will be computed using an effective rate of not less than 3% or, if greater, the annual rate required by applicable law. The interest paid on the premiums paid will be the greater of the interest rate then in effect for death benefit option 3 with interest paid on premiums, 3% and the annual rate required by law.

Additional interest will be added to the date of payment at an effective annual rate of 10% beginning 31 days from the later of:

•	the date we receive due proof of the insured’s death; and
•	the date we receive sufficient information to determine our liability, the extent of the liability, and the appropriate beneficiary legally entitled to the proceeds; and
•	the date that legal impediments to payment of proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is provided to us. Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships: (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the Alternate Life Income provision.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 1%.
Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 1%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the Alternate Life Income provision.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer. When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died. This benefit may be increased by the Alternate Life Income provision.

If the Life Income, Life Income with Payments Guaranteed for Amount Applied or Joint Life Income with Reduced Payments to Survivor payment option is elected, the named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables in your policy. The election must be made at the time the income is to begin. The monthly alternate life income will be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.

The minimum amount that can be applied under a payment option is $10,000 per beneficiary. If the periodic payment under any option is less than $100, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the Death Benefit is generally excludible from the income of the beneficiary who receives it, interest on the Death Benefit is includible in the beneficiary’s income.

Suicide

If the insured commits suicide, while sane or insane, within two years after the issue date of this policy and while the policy is in force, this policy will terminate. In this case, we will only pay an amount equal to the premiums accepted for this policy, less any amounts withdrawn and less any policy debt.

If the insured commits suicide, while sane or insane, within two years after this policy is reinstated and while the policy is in force, the policy will terminate. In this case, we will only pay an amount equal to any amount paid to reinstate the policy and any premiums accepted thereafter, less any amounts withdrawn and less any policy debt.

If the insured commits suicide, while sane or insane, within two years after the effective date of any increase in the face amount, we will pay an amount equal to the monthly charges for that segment. No additional payments will be made for that face amount increase. However, if a payment as described in either of the two preceding paragraphs is made, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. Whether or not the face amount is adjusted, monthly charges after the correction will be based on the correct age and gender.

Other Benefits Available Under the Policy

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we will charge a fee when you exercise the rider. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information, see the “Premium Limitations” section. If you choose to add a rider, you may cancel it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.

You may choose all of the riders described; however, the Disability Benefit, Waiver of Monthly Charges and Waiver of Specified Premium Riders may not be used in combination. After you have selected and been issued one of these three riders, you may not terminate the rider and choose one of the other two riders.

Following is a brief description of the riders that can be, subject to state availability, added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

If a claim is made under this rider, then we will assess a fee that is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250. In states where this rider is available, it is included automatically with the policy.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally and continuously disabled, as defined in the rider, for four months or longer. Under this rider we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Guaranteed Insurability Rider

This rider provides the right to increase the face amount of the policy or purchase a new policy without evidence of insurability on certain option dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Other Insured Rider

This rider provides level term insurance on the life of either the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Substitute of Insured Rider

This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. Payment of a charge of no more than $75 is due upon request to exercise this rider.

Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.

Waiver of Monthly Charges Rider

Under this rider, we will waive the monthly charges due for the policy while the insured is totally and continuously disabled, as defined in the rider, for four months or longer. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Waiver of Specified Premium Rider

Under this rider, we will credit the account value the greater of:

•	the specified monthly premium or
•	the monthly charges due for the policy

while the insured is totally and continuously disabled, as defined in the rider, for four months or longer. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 6% of any premium paid. The maximum premium expense charge we can deduct is 8% of premium up to and including the premium expense factor, and 7% of premium over the premium expense factor.

For the initial face amount, the premium expense factor is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the premium expense factor is based on the age, gender, and risk classification of the insured on the effective date of the increase.

Example:

Assume that you are a 35 year old male, non-smoker and that your policy has a face amount of $200,000. The premium expense factor for your policy is $9 per $1,000 of face amount or 1,800 (200 x 9).

Now assume that you make a premium payment of $1000. Your maximum premium expense charge is 8% of your premium payment up to and including the policy’s premium expense factor. Since your premium payment is less than the policy’s premium expense factor of 1,800, your premium expense charge will be $80 (8% x $1000).

If your premium payment had been $2000, it would have exceeded the premium expense factor by $200 ($2000-1800). Consequently, your maximum premium expense charge would have been $158:

•	8% of $1,800 ($144) plus
•	7% of $200 ($14).

If you have increased the policy face amount, the premium expense factor used for this charge is the total of the premium expense factors for the initial face amount and for all increases.

Withdrawal Fee

If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal fee from the amount withdrawn.) This fee reimburses us for processing the withdrawal.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the face amount. We will also take any applicable surrender charges if your policy lapses. (See “Policy Termination” in the “Policy Termination and Reinstatement” section for more information.) Generally, these charges will apply during:

•	the first 9 years of coverage, and
•	the first 9 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy, face amount increases, and the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the GPA, excluding policy debt, in proportion to the values in each on the effective date of the surrender, or decrease in face amount or lapse.

We calculate surrender charges separately for the initial face amount and for each increase in the face amount. For the initial face amount, the rates are based on the insured’s issue age, gender, risk classification, and coverage year. For each increase in the face amount, the rates are based on the insured’s gender, age, risk classification on the effective date of the increase, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

Year	%	Year	%
1	100%	6	73-82%
2	94-100%	7	60-75%
3	88-100%	8	40-50%
4	82-100%	9	20-25%
5	77-100%	10	0%

The annual percentages may vary for policies issued in New York. For all policies, the surrender charge will not exceed $50.58 per $1,000 of face amount.

Subject to product and state availability, two endorsements to your variable life insurance policy may be available at the time the policy is issued. We may charge a one-time fee to add these endorsements to your policy. The first endorsement allows the

Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange his existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Face Amount

If you decrease your policy’s face amount, we cancel all or a part of your face amount segments and charge a pro-rata surrender charge that will not exceed the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased.

After a face amount decrease, we reduce the surrender charge for the remaining segments by the percentage of surrender charge taken for the face amount segment(s) that remains in force. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise either the Accelerated Death Benefit Rider or the Substitute of Insured Rider. The maximum processing fee for the Accelerated Death Benefit Rider is $250 (the fee may vary by state, but will not exceed $250) and $75 for the Substitute of Insured Rider. Payment is due upon request to exercise the Substitute of Insured Rider; however, the fee for the Accelerated Death Benefit Rider is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The maximum loan interest rate expense charge is 1%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly charge date. We do not, however, deduct these monthly charges after the insured’s attained age 120.

The monthly charge date is the date on which monthly charges for the policy are due. The first “monthly charge date” is the policy date, and subsequent monthly charge dates are on the same day of each succeeding calendar month.

Your policy’s monthly charge date will be listed in the policy’s specifications pages. Monthly charges are deducted from the division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge and Face Amount Charge

The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The maximum administrative charge is $15 per policy, per month.

Face Amount Charge

The face amount charge is based on a rate per $1,000 of the initial face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:

•	the issue age, gender and risk classification of the insured for the initial face amount, and
•	for each increase, the insured’s age, gender and risk classification at time of the increase,

and it is multiplied by the segment face amount. The face amount charge will not be reduced if the face amount is reduced. The face amount charge is level for the first two coverage years, decreases to a lower charge for the succeeding three years and then is discontinued.

Insurance Charge

The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. Insurance risk is equal to the difference between the death benefit (discounted one month at the guaranteed minimum interest rate for the GPA) and the account value. These deductions are made by deducting accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specifications pages. They are calculated using the 2001 Commissioners Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality Tables or, for unisex rates, the 2001 Commissioners Standard Ordinary (80) Ultimate, Smoker-Distinct, Age Nearest Birthday Mortality Table. The rates are also based on the risk classification of the person insured by the policy.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Cost of insurance charges for the policy will not be the same for all policy owners. Your policy’s actual or current insurance charge rates are based on a number of factors including, but not limited to, the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

How the Insurance Charge is Calculated

A.	If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	the amount of benefit available on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month reduced by any rider charges (other than disability riders) before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1(a) above.

Step 2:	We allocate the insurance risk in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B.	If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum death benefit is in effect, and then (ii) assuming the minimum death benefit is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge

We will apply any changes in the insurance charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the face amount, and
•	changes to the death benefit option.

Additional Mortality Fees

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (“substandard risks”). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Waiver of Monthly Charges Rider and Waiver of Specified Premium Rider.

The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.01 to $29.79 per $1,000 of rider insurance risk for the Other Insured Rider. Monthly charges will not continue beyond the earlier of the base insured’s attained age 99 and the other insured’s attained age 99.

The current charge for the Waiver of Monthly Charges Rider is $0.00 to $0.28 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.00 to $0.28 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0 to $0.04 per $1 of specified benefit amount. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The rider charge for the Waiver of Specified Premium Rider is the greater of the charge for monthly deductions or the charge for the specified monthly premium amount. If the rider charge is based on the monthly deductions, the charge is based on a current rate of $0.00 to $0.28 per $1 of monthly deductions. If the rider charge is based on the specified premium amount, the charge is based on a current rate of $0.00 to $0.04 per $1 of specified monthly premium amount. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.

The rates for the Waiver of Monthly Charges Rider, Waiver of Specified Premium Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.

Directed Monthly Deduction Program

You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the GPA, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).

To elect DMDP, complete our Directed Monthly Deduction Program Request form and send it to us for processing. The program will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.

If you don’t have sufficient account value to cover the monthly charges due in your selected option on any monthly charge date, we will deduct the monthly charges pro rata from all investment options with account value. We may, at any time, modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Asset Charge

The asset charge is determined on your policy’s monthly charge date and is based on your policy’s account value, on that monthly charge date, after the current monthly charges are deducted. The charge is applied, on a daily basis, to your value in the Separate Account only. The maximum annual asset charge is equal to the following percentages of the portion of your policy’s average daily net assets that are invested in the Separate Account:

•	0.90% during years 1 through 10, and
•	0.40% thereafter.

When your policy is issued, the asset charge is set assuming your policy account value is $100,000, regardless of your policy’s actual account value. The asset charge will remain at this level until the monthly charge date that is on or immediately after the date we receive your first premium payment. On the monthly charge date immediately following your first premium payment, your asset charge will be set according to your policy’s actual account value. On each of the policy’s subsequent monthly charge dates during your first 10 policy years, we will determine the asset charge to be applied to your value in the Separate Account until the next monthly charge date. Even though your variable account value may change from day-to-day, the asset charge applied to your value invested in the Separate Account will only change on a monthly charge date when your account value has increased or decreased to a level that triggers the assessment of a different asset charge as shown in the following table.

Your Value in the Separate Account	Current Charge Policy Years 1-10	Maximum Charge Policy Years 1-10	Current Charge Policy Years 11+	Maximum Charge Policy Years 11+
$0 – $49,999.99	0.70%	0.90%	0.15%	0.40%
$50,000 – $99,999.99	0.60%	0.90%	0.15%	0.40%
$100,000+	0.50%	0.90%	0.15%	0.40%

The asset charge compensates us for the risks and expenses involved in issuing and administering life insurance protection.

If the asset charge is not sufficient to cover the risks and expenses involved in issuing and administering the policy, we will bear the loss. If the amount of the charge is more than sufficient to cover those risks and expenses, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (IRC) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See “Modified Endowment Contracts” later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59 1⁄2; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

a.	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

•	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);
•	The insured was an employee at any time during the 12-month period before his or her death;
•	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
•	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

If the owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. taxpayer identification number. If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates under the Foreign Account Tax Compliance Act effective 7/01/2014.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final regulations issued in 2013, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. In certain states, you cannot assign the policy without our approval. We will refuse or accept any request to assign the policy on a non-discriminatory basis. Please refer to your policy. For any assignment we allow to be binding on us, we must receive, in good order, written notice of the assignment and a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We may suspend or postpone transfers from the Separate Account divisions, or delay payment of the net surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and make certain material changes to the structure and operation of the Separate Account, including, among other things:

•	create new divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate divisions of the Separate Account;
•	close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;
•	combine the Separate Account or any divisions with one or more different separate accounts or divisions;
•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.

Distribution

The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the separate account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD. For the policies described in this prospectus, prior to April 1, 2014, MML Distributors, LLC (MML Distributors), also a subsidiary of MassMutual, served as principal underwriter for policies sold by registered representatives of other broker-dealers with whom it had entered into distribution agreements (Distribution Agreements). Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for these policies.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD receive compensation for their actions as principal underwriters of the policies.

MassMutual also contracts with outside firms who act as Wholesale Distributors and who may assist broker-dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to broker-dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as Services). Some Wholesale Distributors are also broker-dealers, authorized on their own behalf to sell the policy. MassMutual (through MSD) compensates these Wholesale Distributors for their Services.

Commissions and Allowances Paid to MMLIS and Broker-Dealers

Commissions are paid to MMLIS and all broker-dealers involved in the sale of the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

We also pay expense allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation

MassMutual pays commissions and allowances to Wholesale Distributors authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a broker-dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (Progressive Compensation Program). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers

In addition to the commissions described above, we may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers who place business through Wholesalers that receive such payments and may influence the way that a broker-dealer or Wholesaler markets the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Our Ability to Make Payments Under the Policy

Our Claims Paying Ability

Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account

Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “The Separate Account” section.

Obligations of Our General Investment Account

Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act, and we have been advised that the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the Separate Account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

Appendix A

Hypothetical Examples of the Impact of the Minimum Death Benefit

Example I

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example II

Assume the following:

•	Death Benefit Option 1
•	Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000
•	Premiums paid prior to the insured’s attained age 90

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 (without interest option) to Option 1*

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

Example IV ~ Change from Option 3 to Option 2*

For a change from Option 3 (without interest option) to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date, or $1,025,000. If you change from Option 3 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the sum of the premiums paid to date and then decreased by the account value to $955,000 under Option 2, maintaining a death benefit of $1,025,000.

A similar type of change would be made for a change from Option 3 (with interest option) to Option 2.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, and interest applied to premiums paid of $5,000, the death benefit under Option 3 (with interest) is equal to the Face Amount plus the premiums paid to-date plus interest applied to premiums paid to-date, or $1,030,000. If you change from Option 3 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the sum of the premiums paid to date plus interest applied to premiums paid to-date and then decreased by the account value, to $960,000 under Option 2, maintaining a death benefit of $1,030,000.

*	All hypothetical examples involving death benefit option 3 are assumed to occur prior to the insured’s attained age 90.

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We file the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Securities Act file number: 333-150916

Class (Contract) Identifier: C000066422

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2014

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2014, for the Variable Universal Life III (VUL III) policy. The VUL III policy and its prospectus may be referred to in this SAI.

For a copy of the VUL III prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	11
• The Separate Account	2	19

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Benefits Available by Rider	3	38

Underwriters	6	51
• Commissions	6
• Allowances/Overrides	7
• Progressive Compensation	7

Additional Information	8
• Underwriting Procedures	8
• Increases in Face Amount	8	35

Performance Data	9

Experts	9

Financial Statements	10
• The Registrant	10
• The Depositor	10

Variable Universal Life III

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities and retirement products to individual and institutional customers. MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the guaranteed principal account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing the following policy information:

•	the account value at the beginning of the previous policy year,

•	all premiums paid since that time,

•	all additions to and deductions from the account value during the year, and

•	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

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Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of:

•	the base policy death benefit over the account value; and

•	the amount payable under any life insurance rider included with the policy, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made,

•	if the base policy terminates,

•	if the base policy matures,

•	the base policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

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Where this rider is available, it is included automatically with the policy. There is no charge for this rider.

Disability Benefit Rider. This rider provides a disability benefit while the insured is totally and continuously disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally and continuously disabled.

•	On specific monthly charge dates we will credit an amount to the account value equal to the specified benefit amount shown on the policy’s specifications pages for this rider. This amount will be treated as a net premium.

•	We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four continuous months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, or satisfactory proof of continued disability is not provided to us as required, or the insured refuses or fails to have an examination we require, or for the specified monthly benefit, the day before the insured’s attained age 65, and for the waiver of monthly charges, the day before the insured’s attained age 65 if total disability began when the insured’s attained age was 60 or older.

If total disability began before the insured’s attained age 60 and continues to attained age 65, the rider benefit after attained age 65 will be the monthly charges for this policy.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us proof of claim on time, the delay will not reduce the benefit if proof is given as soon as reasonably possible.

Guaranteed Insurability Rider. This rider provides the right to purchase new insurance without evidence of insurability on certain option dates as defined in the rider by either an increase in the face amount of the existing policy or the purchase of a new policy. A written application is required and an initial premium for a new policy or any premium payment needed for a face amount increase to the existing policy must be received at our Administrative Office by the end of the option period.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born (up to a maximum of three).

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

The rider option amount is subject to a maximum limit of $125,000, or, if less, two times the face amount of the base policy on the effective date of an increase in the rider option amount.

The rider terminates:

•	after the last regular option date as defined in the rider,

•	following election of the last face amount increase that may be elected under the rider,

•	if the policy is changed to another policy under which this rider is not available, or

•	if the policy terminates.

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Other Insured Rider. This rider provides level term insurance on the life of either the insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.

While the policy insured is living and prior to the earliest of the rider’s tenth anniversary date or the other insured’s attained age 65, the rider may be fully or partially converted to another life insurance policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

The rider may be converted upon the death of the base policy insured (but only before the earliest of the rider’s tenth anniversary date or the attained age 65 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.

The rider will terminate on the rider expiration date listed in the rider specifications. This rider will also end if any of the following occurs:

•	expiration of the 90-day conversion period upon death of the policy insured;

•	the end of the grace period for any unpaid premium under the policy;

•	termination of the policy for any other reason;

•	change of the policy to a different policy on which this rider is not available; or

•	conversion of the remaining rider face amount under this rider.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range allowed for this policy.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of the insured will be based on the life and risk class of the substitute insured.

The rider terminates on the day before the policy anniversary date on which the current insured’s attained age becomes 75, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates for any other reason.

The rider is included automatically with the policy.

Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.

Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally and continuously disabled as defined in the rider.

The benefit will be provided once the insured has been totally disabled for four continuous months and all conditions of the rider have been met. The benefits will end when the insured is no longer totally disabled, or satisfactory proof of continued total disability is not given to us as required, or the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible. If notice is given more than one year from the monthly charge date on which charges would have first been waived due to the insured’s total disability, we would only provide a benefit for the twelve monthly charge dates that immediately precede the date notice is given to us.

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Waiver of Specified Premium Rider. Under this rider we will credit to the account value the greater of the monthly charges or a specified monthly premium amount designated by the policy owner. The policy owner may select the specified monthly premium benefit amount, from 0 (zero) up to a maximum amount. When the specified premium benefit amount is credited to the account value, it is treated as net premium. In other words, the benefit payment amount is not reduced by the premium expense charge.

These benefits will be provided after the insured has been totally disabled for four continuous months and all the conditions of the rider have been met. The benefits will end when the insured is no longer totally disabled, or satisfactory proof of continued total disability is not given to us as required, or the insured refuses or fails to have an examination we require, or the day before the insured’s attained age becomes 65 if total disability began when the insured’s attained age was 60 or older.

If the disability began before the insured was attained age 60 and continues to attained age 65, the rider benefit after attained age 65 will be the monthly charges for this policy.

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us proof of claim on time, the delay will not reduce the benefit if proof is given as soon as reasonably possible.

UNDERWRITERS

Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of the Company, serves as principal underwriter of the policies sold by its registered representatives, and MML Strategic Distributors, LLC (MSD), a subsidiary of the Company, serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD. For the policies described in this Statement of Additional Information, prior to April 1, 2014, MML Distributors, LLC (MML Distributors), also a subsidiary of MassMutual, served as principal underwriter for policies sold by registered representatives of other broker-dealers with whom it had entered into distribution agreements (Distribution Agreements). Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for these policies.

Both MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. They are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD receive compensation for their actions as principal underwriters of the policies.

During the past three years, MML Distributors and MMLIS were paid the compensation amounts shown below.

Year	MML Distributors	MMLIS
2013	$1,622	$668,933
2012	$110,275	$1,098,537
2011	$84,605	$1,219,142

This offering is on a continuous basis.

Commissions

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

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The maximum commission percentages we pay to MMLIS registered representatives and broker-dealers (including Wholesale Distributors who are broker-dealers) are:

First Year Commission	Commission in Years 2-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium

We also pay a commission of 0.15% of the average monthly account value during the years after the first Policy Year.

Commissions and other allowances will be paid by MassMutual through MMLIS and MSD to agents and selling brokers for selling the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers. For the policies described in this Statement of Additional Information, prior to April 1, 2014, MML Distributors, LLC (MML Distributors), also a subsidiary of MassMutual, served as principal underwriter for policies sold by registered representatives of other broker-dealers with whom it had entered into distribution agreements (Distribution Agreements). Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for these policies.

Commissions, as described in the prospectus, were paid by MassMutual through MML Distributors and MMLIS as shown below.

Year	MML Distributors	MMLIS
2013	$121,818	$503,176
2012	$45,298	$476,870
2011*	$49,961	$803,093

*	Commission amounts have been revised and are different than the amounts shown in the May 1, 2011 SAI.

Allowances/Overrides

MassMutual, through MSD, pays expense allowances in connection with the sale of the policies. The maximum allowance percentage we pay to broker-dealers (who are not Wholesalers) is 92% of the first year commission.

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in Policy Years 2-10, 0.67% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesale Distributors for services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

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A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor has typically produced more than $3.12 million in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesale Distributor in subsequent Policy Years is 5% of Target Premium during Policy Year 2, and 9% of Target Premium during Policy Years 3-5. Additionally, the Wholesale Distributor may earn a growth bonus of at most $125,000. This bonus factors into its calculation weighted First Year Premium growth, policy persistency, and increases in the sale of whole life policies.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we will usually require that the insured have a medical examination. Acceptance is subject to completion of all underwriting requirements and our underwriting rules.

The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 2001 Commissioners Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality Table (2001 CSO). In some states unisex rates may be required; in those situations, the 2001 Commissioners Standard Ordinary (80) Ultimate, Smoker-Distinct, Age Nearest Birthday Mortality Table is used.

We may, however, charge less than the maximum monthly insurance charges shown in the policy’s specifications pages. In this case, the monthly insurance charges will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes and future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 2001 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are five non-rated classes: ultra preferred non-tobacco, select preferred non-tobacco, non-tobacco, select preferred tobacco, and tobacco.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the insurance charges associated with the prior

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segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 9 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the net surrender value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the net surrender value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Asset Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would significantly reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Asset Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for VUL III on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2013 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2013 and 2012, and for the three-year period ended December 31, 2013, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report

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dated February 21, 2014 states that the Company prepared the financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2013

Statements of Operations and Changes in Net Assets for the years ended December 31, 2013 and 2012

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2013 and 2012

Statutory Statements of Income (Loss) for the years ended December 31, 2013, 2012, and 2011

Statutory Statements of Changes in Surplus for the years ended December 31, 2013, 2012, and 2011

Statutory Statements of Cash Flows for the years ended December 31, 2013, 2012, and 2011

Notes to Statutory Financial Statements

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Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Policy owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2013, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2013, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 4, 2014

LA2050	F-1

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division

							(Initial)	(Service)
ASSETS
Investments
Number of shares	2,721,267	16,776	1,526,208	835,353	548,880	474,546	1,800,142	196,584	1,625	562,955	1,017	115,908

Identified cost	$17,618,291	$157,538	$8,803,972	$13,747,733	$19,459,764	$5,561,890	$45,222,669	$4,502,100	$61,839	$8,513,603	$11,057	$1,664,524

Value	$24,954,018	$180,176	$12,896,462	$18,653,438	$27,663,569	$8,394,724	$61,834,871	$6,731,044	$92,647	$13,550,334	$12,807	$2,160,523
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	1,629	-	3,314	-	-

Total assets	24,954,018	180,176	12,896,462	18,653,438	27,663,569	8,394,724	61,834,871	6,732,673	92,647	13,553,648	12,807	2,160,523

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	8,855	3	8,341	39,948	42,675	744	8,487	-	12	-	20	27

NET ASSETS	$24,945,163	$180,173	$12,888,121	$18,613,490	$27,620,894	$8,393,980	$61,826,384	$6,732,673	$92,635	$13,553,648	$12,787	$2,160,496

Outstanding Units
Policy owners	14,350,536	152,989	5,357,935	8,342,596	12,044,715	3,440,982	25,170,264	2,868,191	84,610	4,173,798	6,894	479,203

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.58	-	2.87	-	-	-	-	-	-	-	1.91	4.65
Variable Life Select	1.70	-	-	-	-	-	2.40	-	-	-	-	-
Strategic Group Variable Universal Life®	1.72	-	2.28	-	-	-	-	2.32	-	-	-	-
Survivorship Variable Universal Life	2.05	-	2.51	2.36	2.44	2.56	3.07	-	-	3.44	-	-
Variable Universal Life	1.82	-	2.43	2.28	2.36	2.37	2.58	-	-	3.33	-	-
Strategic Variable Life® Plus	1.52	1.18	2.76	-	-	-	-	2.44	1.09	-	1.77	4.40
Survivorship Variable Universal Life II	1.63	-	2.51	2.36	2.44	2.47	2.23	-	-	3.44	-	-
Variable Universal Life II
Tier 1	1.72	-	2.38	2.23	2.31	2.44	2.45	-	-	3.26	-	-
VUL GuardSM
Tier 1	2.32	-	2.44	2.29	2.37	3.05	2.87	-	-	3.35	-	-
Tier 2	1.95	-	2.05	2.02	1.95	2.23	2.35	-	-	2.64	-	-
Tier 3	1.90	-	2.00	1.97	1.90	2.17	2.29	-	-	2.57	-	-
Tier 4	1.92	-	2.02	1.99	1.92	2.19	2.32	-	-	2.60	-	-
Survivorship VUL GuardSM
Tier 1	1.78	-	1.82	1.89	1.82	2.16	2.21	-	-	2.33	-	-
Tier 2	1.80	-	1.84	1.91	1.84	2.18	2.23	-	-	2.35	-	-
Tier 3	1.81	-	1.86	1.92	1.86	2.20	2.25	-	-	2.37	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	2.16	-	-	-	-	-
Tier 2	-	-	-	-	-	-	2.17	-	-	-	-	-
Tier 3	-	-	-	-	-	-	2.18	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2013

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division

								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
ASSETS
Investments
Number of shares	456,703	13,333	7,040	9,210	57,682	92,155	140,516	4,273	143,553	299,011	2,655	220,810

Identified cost	$5,355,598	$105,671	$72,485	$98,389	$915,024	$1,612,126	$2,034,058	$116,840	$4,046,890	$10,054,468	$92,909	$6,248,301

Value	$8,056,235	$139,060	$116,309	$100,392	$1,207,283	$2,701,982	$2,728,823	$129,332	$4,553,489	$15,949,228	$139,109	$8,609,368
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	6,989	-	-	-	-	-	-	-	78	-	-	-

Total assets	8,063,224	139,060	116,309	100,392	1,207,283	2,701,982	2,728,823	129,332	4,553,567	15,949,228	139,109	8,609,368

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	3	15	10	28	86	7,385	3	-	5,533	44	4,971

NET ASSETS	$8,063,224	$139,057	$116,294	$100,382	$1,207,255	$2,701,896	$2,721,438	$129,329	$4,553,567	$15,943,695	$139,065	$8,604,397

Outstanding Units
Policy owners	5,449,939	93,783	70,378	57,741	1,150,802	1,058,682	2,894,693	63,756	2,004,806	8,376,322	54,410	7,978,142

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.91	-	1.94	-	-	-	-	-	-	1.60	-	0.92
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.64	-	-	-	1.09	2.70	1.07	-	2.39	-	-	-
Variable Universal Life	1.34	-	-	-	1.05	2.62	1.03	-	2.32	1.56	-	0.91
Strategic Variable Life® Plus	1.61	1.48	1.64	-	-	-	-	2.03	-	1.53	-	0.88
Survivorship Variable Universal Life II	1.40	-	-	-	1.09	2.70	1.07	-	2.39	1.62	-	0.94
Variable Universal Life II
Tier 1	1.50	-	-	-	1.03	2.56	0.89	-	2.27	2.06	-	1.20
VUL GuardSM
Tier 1	2.21	-	-	-	1.06	2.63	2.25	-	2.33	-	2.89	-
Tier 2	1.93	-	-	-	0.88	2.37	1.65	-	2.14	-	2.57	-
Tier 3	1.88	-	-	-	0.86	2.31	1.61	-	2.09	-	2.50	-
Tier 4	1.90	-	-	-	0.87	2.33	1.63	-	2.11	-	2.53	-
Survivorship VUL GuardSM
Tier 1	1.83	-	-	-	0.83	2.19	1.88	-	2.05	-	2.36	-
Tier 2	1.85	-	-	-	0.84	2.21	1.90	-	2.07	-	2.38	-
Tier 3	1.87	-	-	-	0.85	2.23	1.92	-	2.09	-	2.41	-
Variable Universal Life III
Tier 1	-	-	-	1.73	1.64	2.19	2.20	-	-	-	-	-
Tier 2	-	-	-	1.74	1.65	2.20	2.21	-	-	-	-	-
Tier 3	-	-	-	1.75	1.66	2.21	2.22	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2013

	Janus Aspen Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division		MML Equity Division	MML Equity Income Division
	(Service)

ASSETS
Investments
Number of shares	5,094	43,270	19,200	329,879	97,852	42,766	36,690	1,294,790	360,100		12,768	3,238,907	10,625

Identified cost	$161,604	$1,047,239	$423,283	$4,886,105	$1,615,461	$468,424	$407,531	$21,455,116	$4,158,450		$137,877	$70,669,169	$116,425

Value	$195,625	$1,690,540	$575,030	$7,280,435	$2,812,256	$529,448	$424,875	$29,496,434	$6,247,741		$145,553	$89,246,953	$143,116
Dividends receivable	-	-	-	-	-	-	-	-	-		-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	101	-	-	-	-	1,898	-	-		-	-	-

Total assets	195,625	1,690,641	575,030	7,280,435	2,812,256	529,448	426,773	29,496,434	6,247,741		145,553	89,246,953	143,116

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	34	-	34	2,030	35	20	-	252	190		28	19,593	16

NET ASSETS	$195,591	$1,690,641	$574,996	$7,278,405	$2,812,221	$529,428	$426,773	$29,496,182	$6,247,551		$145,525	$89,227,360	$143,100

Outstanding Units
Policy owners	106,159	923,600	244,595	2,159,652	1,413,023	275,389	270,017	10,923,359	4,676,561		105,407	34,299,445	72,358

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$6.55	$-	$		$6.98	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	5.42	-		-	5.68	-
Strategic Variable Life®	-	2.17	-	4.19	2.08	-	-	3.17	0.99		-	3.17	-
Variable Life Select	-	-	-	-	-	-	-	3.01	-		-	2.99	-
Strategic Group Variable Universal Life®	-	1.76	-	3.37	1.74	1.31	1.21	-	1.30		1.18	1.38	-
Survivorship Variable Universal Life	-	-	2.49	3.39	-	-	-	2.00	1.44		-	1.70	-
Variable Universal Life	-	-	2.41	3.29	-	-	-	1.85	1.03		-	1.59	-
Strategic Variable Life® Plus	-	1.83	-	3.68	1.83	-	-	1.82	0.95		-	1.55	-
Survivorship Variable Universal Life II	-	-	2.49	3.39	-	-	-	1.91	1.07		-	1.70	-
Variable Universal Life II
Tier 1	-	-	2.36	3.22	-	-	-	1.86	1.30		-	1.56	-
VUL GuardSM
Tier 1	1.95	-	2.42	3.30	-	-	-	2.17	2.06		-	2.24	-
Tier 2	1.62	-	2.13	2.49	-	-	-	1.94	1.79		-	1.89	-
Tier 3	1.58	-	2.08	2.43	-	-	-	1.89	1.75		-	1.84	-
Tier 4	1.60	-	2.10	2.46	-	-	-	1.91	1.76		-	1.86	-
Survivorship VUL GuardSM
Tier 1	1.63	-	2.02	2.84	-	-	-	1.83	1.78		-	1.72	-
Tier 2	1.65	-	2.04	2.87	-	-	-	1.85	1.80		-	1.74	-
Tier 3	1.66	-	2.06	2.90	-	-	-	1.86	1.82		-	1.76	-
Variable Universal Life III
Tier 1	-	-	-	-	-	2.09	1.75	-	2.51		1.68	2.00	1.97
Tier 2	-	-	-	-	-	2.10	1.76	-	2.53		1.69	2.01	1.98
Tier 3	-	-	-	-	-	2.11	1.77	-	2.54		1.70	2.02	1.99

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2013

	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division

ASSETS
Investments
Number of shares	2,774,234	8,265	4,898	9,503	34,262	13,026	578,869	3,094,567	700,095	12,763	10,877	36,100

Identified cost	$43,115,462	$78,662	$46,615	$92,706	$367,386	$119,996	$6,304,634	$38,820,252	$7,909,470	$179,211	$119,852	$404,174

Value	$64,334,481	$92,729	$61,864	$114,798	$404,291	$151,100	$5,991,289	$38,492,706	$10,035,365	$211,746	$148,476	$436,805
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	64,334,481	92,729	61,864	114,798	404,291	151,100	5,991,289	38,492,706	10,035,365	211,746	148,476	436,805

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	10,874	14	8	24	18	13	116	28,064	16	13	14	16

NET ASSETS	$64,323,607	$92,715	$61,856	$114,774	$404,273	$151,087	$5,991,173	$38,464,642	$10,035,349	$211,733	$148,462	$436,789

Outstanding Units
Policy owners	36,579,510	54,443	29,060	57,407	219,906	83,373	4,012,322	17,856,010	6,561,481	80,406	66,530	302,700

UNIT VALUE
Variable Life Plus	$1.47	$-	$-	$-	$-	$-	$-	$4.82	$-	$-	$-	$-
Large Case Variable Life Plus	3.49	-	-	-	-	-	-	4.22	-	-	-	-
Strategic Variable Life®	2.84	-	-	-	-	-	-	2.68	-	-	-	-
Variable Life Select	1.60	-	-	-	-	-	-	2.58	-	-	-	-
Strategic Group Variable Universal Life®	2.20	-	-	-	1.27	-	-	1.95	-	-	-	1.23
Survivorship Variable Universal Life	1.99	-	-	-	-	-	1.56	2.16	1.66	-	-	-
Variable Universal Life	1.73	-	-	-	-	-	1.51	2.01	1.60	-	-	-
Strategic Variable Life® Plus	1.65	-	-	-	-	-	-	2.01	1.42	-	-	-
Survivorship Variable Universal Life II	1.53	-	-	-	-	-	1.56	2.09	1.66	-	-	-
Variable Universal Life II
Tier 1	1.65	-	-	-	-	-	1.48	1.75	1.53	-	-	-
VUL GuardSM
Tier 1	2.32	-	-	-	-	-	1.46	1.56	1.98	-	-	-
Tier 2	1.97	-	-	-	-	-	1.38	1.52	1.64	-	-	-
Tier 3	1.92	-	-	-	-	-	1.35	1.48	1.60	-	-	-
Tier 4	1.94	-	-	-	-	-	1.36	1.50	1.62	-	-	-
Survivorship VUL GuardSM
Tier 1	1.84	-	-	-	-	-	1.31	1.44	1.51	-	-	-
Tier 2	1.86	-	-	-	-	-	1.32	1.46	1.52	-	-	-
Tier 3	1.88	-	-	-	-	-	1.33	1.47	1.53	-	-	-
Variable Universal Life III
Tier 1	2.05	1.70	2.13	1.99	1.96	1.80	1.35	1.34	1.65	2.63	2.23	1.83
Tier 2	2.06	1.71	2.14	2.00	1.97	1.81	1.36	1.35	1.66	2.64	2.24	1.84
Tier 3	2.07	1.72	2.15	2.02	1.98	1.82	1.36	1.35	1.67	2.65	2.25	1.85

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2013

	MML Money Market Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

ASSETS
Investments
Number of shares	85,409,484	1,959,909	542,470	11,330	6,377	993,195	148,710	1,258,548	576,297	2,072,095	4,640,518

Identified cost	$85,333,429	$15,630,098	$8,492,702	$113,685	$63,918	$38,074,447	$1,744,532	$10,401,174	$25,909,419	$60,122,181	$24,539,919

Value	$85,323,733	$21,498,413	$12,372,165	$156,350	$65,113	$57,486,103	$2,058,142	$9,854,430	$42,939,926	$84,665,809	$24,965,989
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	4,350	-	-	-	1,458	-	105	-	-	-	-

Total assets	85,328,083	21,498,413	12,372,165	156,350	66,571	57,486,103	2,058,247	9,854,430	42,939,926	84,665,809	24,965,989

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	10,119	5,880	14	-	25,267	-	1,931	8,438	50,642	13,491

NET ASSETS	$85,328,083	$21,488,294	$12,366,285	$156,336	$66,571	$57,460,836	$2,058,247	$9,852,499	$42,931,488	$84,615,167	$24,952,498

Outstanding Units
Policy owners	52,373,766	8,866,487	5,542,577	62,311	83,475	33,324,006	1,227,409	8,200,597	22,123,738	29,194,743	11,537,922

UNIT VALUE
Variable Life Plus	$2.15	$-	$-	$-	$-	$-	$-	$-	$-	$2.06	$-
Large Case Variable Life Plus®	1.88	-	-	-	-	-	-	-	3.58	5.54	0.72
Strategic Variable Life®	1.53	-	1.83	-	-	4.35	2.61	1.70	3.46	5.98	3.14
Variable Life Select	1.46	2.69	-	-	-	4.08	-	-	3.22	5.55	2.99
Strategic Group Variable Universal Life®	-	2.73	-	-	0.80	2.21	1.68	1.34	1.89	3.74	2.28
Survivorship Variable Universal Life	1.34	2.42	2.50	-	-	2.11	-	1.21	1.90	3.72	2.37
Variable Universal Life	1.25	2.85	1.92	-	-	1.83	-	1.30	1.86	3.48	2.29
Strategic Variable Life® Plus	-	3.00	1.76	-	-	1.77	1.61	1.27	1.71	3.36	2.26
Survivorship Variable Universal Life II	1.23	2.67	2.00	-	-	1.28	-	1.36	0.96	2.13	2.32
Variable Universal Life II
Tier 1	1.09	2.32	2.34	-	-	1.33	-	1.16	1.49	2.23	2.10
VUL GuardSM
Tier 1	1.10	2.57	3.26	-	-	2.06	-	1.03	2.33	3.17	1.83
Tier 2	1.07	2.04	2.39	-	-	1.71	-	1.00	1.87	2.35	1.69
Tier 3	1.05	1.99	2.33	-	-	1.67	-	0.98	1.83	2.29	1.65
Tier 4	1.06	2.01	2.36	-	-	1.68	-	0.99	1.85	2.32	1.66
Survivorship VUL GuardSM
Tier 1	1.06	2.02	2.45	-	-	1.65	-	0.94	1.83	2.21	1.59
Tier 2	1.07	2.04	2.47	-	-	1.67	-	0.95	1.85	2.23	1.60
Tier 3	1.08	2.06	2.50	-	-	1.69	-	0.96	1.87	2.25	1.62
Variable Universal Life III
Tier 1	0.97	2.46	2.48	2.50	-	2.01	-	-	2.31	2.19	1.51
Tier 2	0.97	2.47	2.49	2.52	-	2.02	-	-	2.32	2.20	1.52
Tier 3	0.98	2.48	2.51	2.53	-	2.03	-	-	2.33	2.21	1.53

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2013

	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	9,953,215	794,500	97,827	4,399,633	12,394	456,049	605,227	1,532	1,792,646	99,288	786,196

Identified cost	$17,693,256	$16,607,577	$1,586,501	$4,399,633	$87,562	$4,984,210	$12,298,949	$7,663	$39,781,069	$2,179,516	$11,245,529

Value	$25,579,765	$24,820,190	$2,719,586	$4,399,633	$74,983	$8,655,817	$17,218,705	$7,523	$49,656,295	$2,638,088	$13,554,023
Dividends receivable	-	-	-	11	-	-	-	7	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	14,422	-	-	-	-	-	-	1,467

Total assets	25,579,765	24,820,190	2,719,586	4,414,066	74,983	8,655,817	17,218,705	7,530	49,656,295	2,638,088	13,555,490

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	5,939	12,626	59	-	20	3,184	713	3	11,084	46	-

NET ASSETS	$25,573,826	$24,807,564	$2,719,527	$4,414,066	$74,963	$8,652,633	$17,217,992	$7,527	$49,645,211	$2,638,042	$13,555,490

Outstanding Units
Policy owners	11,660,980	14,473,103	739,046	3,359,495	59,232	3,394,808	7,432,560	4,694	15,301,910	1,435,611	7,354,962

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$2.86	$-	$-
Large Case Variable Life Plus®	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.87	4.40	3.85	1.58	-	-	-	-	4.42	2.22	-
Variable Life Select	-	-	-	-	-	-	-	-	3.58	-	-
Strategic Group Variable Universal Life®	2.90	1.91	3.65	1.32	-	-	-	-	3.62	1.78	-
Survivorship Variable Universal Life	2.27	1.86	-	-	-	2.70	2.45	-	4.27	-	2.02
Variable Universal Life	2.19	1.53	-	-	-	2.61	2.37	-	3.94	-	1.82
Strategic Variable Life® Plus	2.62	1.78	3.69	1.26	-	-	-	1.60	3.90	1.90	-
Survivorship Variable Universal Life II	2.27	1.59	-	-	-	2.70	2.45	-	3.10	-	1.90
Variable Universal Life II
Tier 1	2.02	1.70	-	-	-	2.56	2.32	-	2.91	-	1.83
VUL GuardSM
Tier 1	3.77	2.28	-	-	-	2.63	2.38	-	3.64	-	2.65
Tier 2	2.56	1.93	-	-	-	2.26	2.04	-	2.84	-	2.09
Tier 3	2.50	1.88	-	-	-	2.20	1.99	-	2.76	-	2.04
Tier 4	2.52	1.90	-	-	-	2.23	2.01	-	2.79	-	2.06
Survivorship VUL GuardSM
Tier 1	2.48	1.82	-	-	-	2.17	1.83	-	-	-	1.91
Tier 2	2.50	1.84	-	-	-	2.19	1.85	-	-	-	1.92
Tier 3	2.53	1.86	-	-	-	2.21	1.87	-	-	-	1.94
Variable Universal Life III
Tier 1	2.22	2.11	-	-	1.26	-	-	-	-	-	-
Tier 2	2.23	2.12	-	-	1.27	-	-	-	-	-	-
Tier 3	2.24	2.13	-	-	1.28	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2013

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division

							(Initial)	(Service)
Investment income
Dividends	$500,652	$2,718	$193,321	$255,428	$335,365	$121,610	$602,185	$59,834	$157	$151,339	$144	$16,912

Expenses
Mortality and expense risk fees	152,284	975	81,208	125,437	179,118	53,115	377,675	43,148	481	85,646	1,249	9,108

Net investment income (loss)	348,368	1,743	112,113	129,991	156,247	68,495	224,510	16,686	(324)	65,693	(1,105)	7,804

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	401,883	(40)	182,065	287,700	273,305	12,475	56,276	36,717	575	165,396	205,844	147,539
Realized gain distribution	-	-	-	-	-	292,340	16,035	1,754	57	195,308	1,376	163,184

Realized gain (loss)	401,883	(40)	182,065	287,700	273,305	304,815	72,311	38,471	632	360,704	207,220	310,723

Change in net unrealized appreciation/depreciation of investments	5,961,194	30,525	2,763,666	3,140,341	6,478,206	2,003,824	14,434,382	1,525,113	24,129	3,125,759	(71,372)	222,679

Net gain (loss) on investments	6,363,077	30,485	2,945,731	3,428,041	6,751,511	2,308,639	14,506,693	1,563,584	24,761	3,486,463	135,848	533,402

Net increase (decrease) in net assets resulting from operations	6,711,445	32,228	3,057,844	3,558,032	6,907,758	2,377,134	14,731,203	1,580,270	24,437	3,552,156	134,743	541,206

Capital transactions:
Transfer of net premiums	1,838,872	263	1,218,561	1,397,506	2,480,523	541,217	4,920,187	403,042	286	1,138,443	311	66,819
Transfers due to death benefits	(127,642)	-	(4,808)	(58,587)	(80,453)	(12,487)	(175,792)	(1,406)	-	(13,076)	-	-
Transfers due to withdrawal of funds	(1,396,373)	-	(553,105)	(873,003)	(1,101,986)	(433,306)	(3,337,307)	(349,749)	(556)	(332,195)	(708,626)	(101,375)
Transfers due to policy loans, net of repayments	(863,225)	-	(338,761)	(418,089)	(646,184)	(400,337)	(1,695,358)	(10,594)	(18)	(249,135)	-	(70)
Transfers due to charges for administrative and insurance costs	(1,046,872)	(1,926)	(429,121)	(769,364)	(1,079,073)	(291,146)	(2,678,498)	(122,779)	(1,137)	(521,209)	(3,319)	(82,690)
Transfers between divisions and to/from Guaranteed Principal Account	(298,356)	-	(45,908)	486,011	(591,010)	(48,790)	265,226	20,074	-	(314,716)	-	131,666

Net increase (decrease) in net assets resulting from capital transactions	(1,893,596)	(1,663)	(153,142)	(235,526)	(1,018,183)	(644,849)	(2,701,542)	(61,412)	(1,425)	(291,888)	(711,634)	14,350

Total increase (decrease)	4,817,849	30,565	2,904,702	3,322,506	5,889,575	1,732,285	12,029,661	1,518,858	23,012	3,260,268	(576,891)	555,556

NET ASSETS, at beginning of the year	20,127,314	149,608	9,983,419	15,290,984	21,731,319	6,661,695	49,796,723	5,213,815	69,623	10,293,380	589,678	1,604,940

NET ASSETS, at end of the year	$24,945,163	$180,173	$12,888,121	$18,613,490	$27,620,894	$8,393,980	$61,826,384	$6,732,673	$92,635	$13,553,648	$12,787	$2,160,496

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division

								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Investment income
Dividends	$29,518	$2,397	$1,206	$4,952	$24,588	$15,851	$-	$2,733	$85,915	$99,967	$697	$99,580

Expenses
Mortality and expense risk fees	49,899	833	673	581	6,981	16,188	17,710	718	30,723	94,923	933	52,358

Net investment income (loss)	(20,381)	1,564	533	4,371	17,607	(337)	(17,710)	2,015	55,192	5,044	(236)	47,222

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	259,156	(318)	7,812	3,702	43,595	138,102	119,231	(24)	119,148	865,704	5,812	333,883
Realized gain distribution	277,305	-	-	-	-	-	202,456	5,886	196,810	-	-	-

Realized gain (loss)	536,461	(318)	7,812	3,702	43,595	138,102	321,687	5,862	315,958	865,704	5,812	333,883

Change in net unrealized appreciation/depreciation of investments	1,469,537	28,752	27,762	(5,583)	185,744	596,634	238,249	13,313	352,236	2,902,251	26,166	1,596,554

Net gain (loss) on investments	2,005,998	28,434	35,574	(1,881)	229,339	734,736	559,936	19,175	668,194	3,767,955	31,978	1,930,437

Net increase (decrease) in net assets resulting from operations	1,985,617	29,998	36,107	2,490	246,946	734,399	542,226	21,190	723,386	3,772,999	31,742	1,977,659

Capital transactions:
Transfer of net premiums	464,960	818	3,659	48,408	124,620	218,207	254,787	-	326,326	1,064,671	7,705	666,965
Transfers due to death benefits	(4,961)	-	-	-	-	(3,570)	(955)	-	-	(7,645)	(290)	(11,856)
Transfers due to withdrawal of funds	(165,303)	(528)	14	(1,190)	(23,971)	(119,441)	(73,518)	1	(132,008)	(993,922)	(4,253)	(963,405)
Transfers due to policy loans, net of repayments	(127,125)	(17)	-	(2,386)	(19,331)	(81,292)	(87,045)	-	(55,468)	(307,260)	(2,557)	(207,513)
Transfers due to charges for administrative and insurance costs	(317,315)	(2,994)	(37,765)	(23,912)	(64,731)	(109,629)	(122,220)	(1,310)	(208,686)	(612,378)	(3,764)	(376,601)
Transfers between divisions and to/from Guaranteed Principal Account	(284,566)	(88,435)	-	2,534	209,046	248,589	(225,009)	36	414,653	(109,075)	(379)	(19,731)

Net increase (decrease) in net assets resulting from capital transactions	(434,310)	(91,156)	(34,092)	23,454	225,633	152,864	(253,960)	(1,273)	344,817	(965,609)	(3,538)	(912,141)

Total increase (decrease)	1,551,307	(61,158)	2,015	25,944	472,579	887,263	288,266	19,917	1,068,203	2,807,390	28,204	1,065,518

NET ASSETS, at beginning of the year	6,511,917	200,215	114,279	74,438	734,676	1,814,633	2,433,172	109,412	3,485,364	13,136,305	110,861	7,538,879

NET ASSETS, at end of the year	$8,063,224	$139,057	$116,294	$100,382	$1,207,255	$2,701,896	$2,721,438	$129,329	$4,553,567	$15,943,695	$139,065	$8,604,397

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Janus Aspen Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division

	(Service)
Investment income
Dividends	$1,550	$3,608	$4,413	$-	$8,204	$5,443	$9,108	$577,503	$11,340	$3,056

Expenses
Mortality and expense risk fees	937	10,379	3,270	42,223	10,534	2,827	2,527	154,294	35,233	840

Net investment income (loss)	613	(6,771)	1,143	(42,223)	(2,330)	2,616	6,581	423,209	(23,893)	2,216

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	16,155	127,742	28,571	187,708	77,155	29,303	23,056	1,420,874	203,725	1,334
Realized gain distribution	-	11,428	-	50,763	6,114	26,906	16,716	-	445,685	3,844

Realized gain (loss)	16,155	139,170	28,571	238,471	83,269	56,209	39,772	1,420,874	649,410	5,178

Change in net unrealized appreciation/depreciation of investments	16,963	347,725	89,873	1,919,898	610,727	38,257	543	3,205,253	1,153,625	4,479

Net gain (loss) on investments	33,118	486,895	118,444	2,158,369	693,996	94,466	40,315	4,626,127	1,803,035	9,657

Net increase (decrease) in net assets resulting from operations	33,731	480,124	119,587	2,116,146	691,666	97,082	46,896	5,049,336	1,779,142	11,873

Capital transactions:
Transfer of net premiums	21,900	103,673	40,174	462,460	56,434	239,688	151,649	1,962,358	602,790	59,960
Transfers due to death benefits	(252)	(1,406)	-	(4,070)	-	-	-	(92,221)	(2,755)	-
Transfers due to withdrawal of funds	(3,724)	(146,667)	(20,677)	(225,574)	(110,856)	(21,827)	(28,777)	(2,203,782)	(212,707)	(1,370)
Transfers due to policy loans, net of repayments	(369)	(12,067)	(8,576)	(193,135)	(120)	(12)	(7,825)	(385,147)	(210,981)	(542)
Transfers due to charges for administrative and insurance costs	(1,310)	(32,058)	(18,081)	(171,747)	(27,978)	(116,732)	(61,357)	(1,876,244)	(283,341)	(17,746)
Transfers between divisions and to/from Guaranteed Principal Account	27,011	(170,511)	46,286	(103,891)	131,128	42,027	50,519	368,183	(12,714)	6,780

Net increase (decrease) in net assets resulting from capital transactions	43,256	(259,036)	39,126	(235,957)	48,608	143,144	104,209	(2,226,853)	(119,708)	47,082

Total increase (decrease)	76,987	221,088	158,713	1,880,189	740,274	240,226	151,105	2,822,483	1,659,434	58,955

NET ASSETS, at beginning of the year	118,604	1,469,553	416,283	5,398,216	2,071,947	289,202	275,668	26,673,699	4,588,117	86,570

NET ASSETS, at end of the year	$195,591	$1,690,641	$574,996	$7,278,405	$2,812,221	$529,428	$426,773	$29,496,182	$6,247,551	$145,525

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Managed Bond Division

Investment income
Dividends	$1,569,464	$2,291	$971,004	$1,508	$588	$1,299	$5,622	$2,326	$124,458	$1,228,429

Expenses
Mortality and expense risk fees	437,200	746	374,159	516	347	615	2,228	728	41,857	218,025

Net investment income (loss)	1,132,264	1,545	596,845	992	241	684	3,394	1,598	82,601	1,010,404

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,911,807	5,975	2,826,909	3,975	1,946	9,419	9,979	4,705	123,643	280,849
Realized gain distribution	-	-	176,445	-	-	-	25,321	-	180,199	466,472

Realized gain (loss)	1,911,807	5,975	3,003,354	3,975	1,946	9,419	35,300	4,705	303,842	747,321

Change in net unrealized appreciation/depreciation of investments	20,182,942	20,952	12,344,305	9,413	9,887	15,036	23,463	21,760	(1,034,679)	(2,635,865)

Net gain (loss) on investments	22,094,749	26,927	15,347,659	13,388	11,833	24,455	58,763	26,465	(730,837)	(1,888,544)

Net increase (decrease) in net assets resulting from operations	23,227,013	28,472	15,944,504	14,380	12,074	25,139	62,157	28,063	(648,236)	(878,140)

Capital transactions:
Transfer of net premiums	5,421,220	42,015	3,000,228	35,149	25,709	38,505	177,866	37,092	581,205	2,001,160
Transfers due to death benefits	(1,125,638)	-	(423,022)	-	-	-	-	-	(23,497)	(108,082)
Transfers due to withdrawal of funds	(5,893,180)	(1,752)	(2,193,486)	(1,087)	(3,895)	(1,784)	(25,039)	(1,982)	(306,973)	(2,727,748)
Transfers due to policy loans, net of repayments	(1,374,202)	-	(807,366)	(3)	(3)	(1,282)	(14,866)	(1,197)	(140,529)	(414,046)
Transfers due to charges for administrative and insurance costs	(5,058,526)	(18,128)	(2,290,897)	(20,395)	(12,452)	(20,966)	(74,100)	(21,602)	(283,788)	(1,474,266)
Transfers between divisions and to/from Guaranteed Principal Account	(708,980)	6,364	(2,138,537)	907	298	3,784	36,068	(3,180)	(328,217)	(74,801)

Net increase (decrease) in net assets resulting from capital transactions	(8,739,306)	28,499	(4,853,080)	14,571	9,657	18,257	99,929	9,131	(501,799)	(2,797,783)

Total increase (decrease)	14,487,707	56,971	11,091,424	28,951	21,731	43,396	162,086	37,194	(1,150,035)	(3,675,923)

NET ASSETS, at beginning of the year	74,739,653	86,129	53,232,183	63,764	40,125	71,378	242,187	113,893	7,141,208	42,140,565

NET ASSETS, at end of the year	$89,227,360	$143,100	$64,323,607	$92,715	$61,856	$114,774	$404,273	$151,087	$5,991,173	$38,464,642

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division

Investment income
Dividends	$136,048	$496	$2,377	$6,781	$1,781	$193,294	$-	$978	$-	$516,795	$45,803	$492,867

Expenses
Mortality and expense risk fees	69,571	1,132	849	2,589	392,433	132,958	72,283	858	287	342,738	14,635	67,595

Net investment income (loss)	66,477	(636)	1,528	4,192	(390,652)	60,336	(72,283)	120	(287)	174,057	31,168	425,272

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	242,931	12,578	5,526	9,680	(1,036)	109,424	272,869	5,169	(222)	2,018,870	(10,960)	(283,623)
Realized gain distribution	-	10,813	5,049	16,161	-	2,148,563	607,387	-	-	-	-	-

Realized gain (loss)	242,931	23,391	10,575	25,841	(1,036)	2,257,987	880,256	5,169	(222)	2,018,870	(10,960)	(283,623)

Change in net unrealized appreciation/depreciation of investments	1,172,124	29,084	19,943	25,204	(232)	3,988,931	3,189,544	34,875	(1,379)	11,132,989	205,174	(211,858)

Net gain (loss) on investments	1,415,055	52,475	30,518	51,045	(1,268)	6,246,918	4,069,800	40,044	(1,601)	13,151,859	194,214	(495,481)

Net increase (decrease) in net assets resulting from operations	1,481,532	51,839	32,046	55,237	(391,920)	6,307,254	3,997,517	40,164	(1,888)	13,325,916	225,382	(70,209)

Capital transactions:
Transfer of net premiums	877,126	68,140	45,318	94,208	3,832,756	1,552,028	960,535	50,150	7,922	4,361,218	122,559	1,188,900
Transfers due to death benefits	(4,778)	-	-	(997)	(33,985)	(68,337)	(2,998)	-	-	(104,372)	(1,710)	(33,669)
Transfers due to withdrawal of funds	(429,363)	(1,267)	(1,377)	(12,307)	(8,382,891)	(957,423)	(364,393)	(3,578)	8	(2,770,954)	(63,500)	(639,333)
Transfers due to policy loans, net of repayments	(184,454)	(1,282)	(686)	(372)	(518,450)	(615,824)	(242,057)	(2,043)	-	(1,217,407)	(8,485)	(254,796)
Transfers due to charges for administrative and insurance costs	(433,669)	(32,635)	(23,666)	(27,536)	(3,222,887)	(836,500)	(447,562)	(29,383)	(315)	(2,459,667)	(51,571)	(419,395)
Transfers between divisions and to/from Guaranteed Principal Account	(102,025)	(17,309)	(5,366)	31,333	7,446,592	(192,164)	(111,198)	1,055	30,270	(1,959,092)	(8,628)	356,865

Net increase (decrease) in net assets resulting from capital transactions	(277,163)	15,647	14,223	84,329	(878,865)	(1,118,220)	(207,673)	16,201	37,885	(4,150,274)	(11,335)	198,572

Total increase (decrease)	1,204,369	67,486	46,269	139,566	(1,270,785)	5,189,034	3,789,844	56,365	35,997	9,175,642	214,047	128,363

NET ASSETS, at beginning of the year	8,830,980	144,247	102,193	297,223	86,598,868	16,299,260	8,576,441	99,971	30,574	48,285,194	1,844,200	9,724,136

NET ASSETS, at end of the year	$10,035,349	$211,733	$148,462	$436,789	$85,328,083	$21,488,294	$12,366,285	$156,336	$66,571	$57,460,836	$2,058,247	$9,852,499

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division

Investment income
Dividends	$4,622	$1,052,944	$1,307,644	$315,166	$243,874	$21,723	$966	$1,182	$2,282	$242,750	$118

Expenses
Mortality and expense risk fees	237,726	479,025	176,691	161,841	156,835	16,081	50,747	491	52,207	113,573	46

Net investment income (loss)	(233,104)	573,919	1,130,953	153,325	87,039	5,642	(49,781)	691	(49,925)	129,177	72

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,969,979	1,345,887	110,665	617,400	582,436	102,223	-	(9,437)	199,600	157,064	(11)
Realized gain distribution	-	-	-	-	-	28,597	-	-	-	-	-

Realized gain (loss)	1,969,979	1,345,887	110,665	617,400	582,436	130,820	-	(9,437)	199,600	157,064	(11)

Change in net unrealized appreciation/depreciation of investments	9,891,609	16,134,161	(1,478,547)	4,431,665	5,325,424	662,180	-	(3,305)	2,275,679	3,610,597	(98)

Net gain (loss) on investments	11,861,588	17,480,048	(1,367,882)	5,049,065	5,907,860	793,000	-	(12,742)	2,475,279	3,767,661	(109)

Net increase (decrease) in net assets resulting from operations	11,628,484	18,053,967	(236,929)	5,202,390	5,994,899	798,642	(49,781)	(12,051)	2,425,354	3,896,838	(37)

Capital transactions:
Transfer of net premiums	3,091,876	5,402,445	2,644,651	2,015,312	1,901,741	143,010	555,054	48,088	625,518	1,498,971	370
Transfers due to death benefits	(74,036)	(95,777)	(103,752)	(16,930)	(27,285)	(1,860)	(2,195)	-	(7,351)	(11,455)	-
Transfers due to withdrawal of funds	(2,239,339)	(3,248,343)	(1,198,555)	(1,660,433)	(1,209,525)	(83,977)	(2,694,896)	(11,305)	(241,576)	(866,411)	-
Transfers due to policy loans, net of repayments	(890,380)	(1,667,763)	(809,144)	(420,282)	(500,497)	(22,440)	(395)	(1,260)	(106,088)	(387,748)	-
Transfers due to charges for administrative and insurance costs	(1,894,872)	(3,168,682)	(1,290,480)	(836,449)	(1,119,988)	(46,386)	(285,477)	(19,813)	(274,840)	(616,591)	(608)
Transfers between divisions and to/from Guaranteed Principal Account	(978,433)	(292,140)	(727,083)	28,833	(307,545)	(125,129)	(4,668,436)	(95)	337,818	(76,157)	-

Net increase (decrease) in net assets resulting from capital transactions	(2,985,184)	(3,070,260)	(1,484,363)	(889,949)	(1,263,099)	(136,782)	(7,096,345)	15,615	333,481	(459,391)	(238)

Total increase (decrease)	8,643,300	14,983,707	(1,721,292)	4,312,441	4,731,800	661,860	(7,146,126)	3,564	2,758,835	3,437,447	(275)

NET ASSETS, at beginning of the year	34,288,188	69,631,460	26,673,790	21,261,385	20,075,764	2,057,667	11,560,192	71,399	5,893,798	13,780,545	7,802

NET ASSETS, at end of the year	$42,931,488	$84,615,167	$24,952,498	$25,573,826	$24,807,564	$2,719,527	$4,414,066	$74,963	$8,652,633	$17,217,992	$7,527

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$-	$291,518

Expenses
Mortality and expense risk fees	296,660	15,829	88,950

Net investment income (loss)	(296,660)	(15,829)	202,568

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	721,525	231,769	(81,904)
Realized gain distribution	3,836,842	388,291	-

Realized gain (loss)	4,558,367	620,060	(81,904)

Change in net unrealized appreciation/depreciation of investments	9,817,839	140,646	2,374,489

Net gain (loss) on investments	14,376,206	760,706	2,292,585

Net increase (decrease) in net assets resulting from operations	14,079,546	744,877	2,495,153

Capital transactions:
Transfer of net premiums	2,490,006	141,746	1,049,461
Transfers due to death benefits	(95,483)	-	(48,691)
Transfers due to withdrawal of funds	(5,709,033)	(156,759)	(487,716)
Transfers due to policy loans, net of repayments	(823,688)	(13,223)	(246,893)
Transfers due to charges for administrative and insurance costs	(1,850,867)	(57,199)	(480,029)
Transfers between divisions and to/from Guaranteed Principal Account	(1,009,740)	(267,693)	(383,047)

Net increase (decrease) in net assets resulting from capital transactions	(6,998,805)	(353,128)	(596,915)

Total increase (decrease)	7,080,741	391,749	1,898,238

NET ASSETS, at beginning of the year	42,564,470	2,246,293	11,657,252

NET ASSETS, at end of the year	$49,645,211	$2,638,042	$13,555,490

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2012

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division

							(Initial)	(Service)
Investment income
Dividends	$413,552	$1,135	$184,981	$290,665	$343,411	$57,361	$662,518	$64,367	$349	$74,246	$8,118	$18,316

Expenses
Mortality and expense risk fees	132,250	818	67,058	106,740	155,383	46,806	334,660	36,482	414	69,357	1,672	9,542

Net investment income (loss)	281,302	317	117,923	183,925	188,028	10,555	327,858	27,885	(65)	4,889	6,446	8,774

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	(40,650)	(622)	(171,232)	64,225	(160,072)	(92,408)	(640,369)	(60,087)	269	(44,329)	554	137,997
Realized gain distribution	-	-	-	-	-	1,522	-	-	-	-	14,343	-

Realized gain (loss)	(40,650)	(622)	(171,232)	64,225	(160,072)	(90,886)	(640,369)	(60,087)	269	(44,330)	14,897	137,997

Change in net unrealized appreciation/depreciation of investments	2,292,495	25,814	1,285,291	1,818,777	3,206,307	1,007,484	7,324,648	749,175	8,346	1,586,784	72,154	160,896

Net gain (loss) on investments	2,251,845	25,192	1,114,059	1,883,002	3,046,235	916,598	6,684,279	689,088	8,615	1,542,455	87,051	298,893

Net increase (decrease) in net assets resulting from operations	2,533,147	25,509	1,231,982	2,066,927	3,234,263	927,153	7,012,137	716,973	8,550	1,547,344	93,497	307,667

Capital transactions:
Transfer of net premiums	2,156,991	263	1,077,312	1,553,707	2,883,826	607,976	5,244,213	237,980	286	1,231,273	263	7,345
Transfers due to death benefits	(37,772)	-	(15,620)	(317,030)	(46,085)	(23,589)	(141,984)	(49,743)	-	(34,983)	-	-
Transfers due to withdrawal of funds	(1,099,480)	(1)	(524,372)	(469,282)	(1,020,151)	(337,867)	(3,015,738)	(315,347)	8	(496,649)	5	536
Transfers due to policy loans, net of repayments	(371,871)	-	(218,090)	(278,637)	(617,860)	(156,882)	(1,162,695)	(8,346)	(17)	(208,922)	-	(61)
Transfers due to charges for administrative and insurance costs	(1,079,954)	(1,793)	(475,958)	(828,762)	(1,272,674)	(307,206)	(2,915,654)	(116,997)	(1,102)	(559,515)	(4,159)	(101,653)
Transfers between divisions and to/from Guaranteed Principal Account	(280,036)	-	(148,178)	69,935	(1,204,147)	(184,553)	(489,681)	50,975	-	(214,788)	677	(443,410)

Net increase (decrease) in net assets resulting from capital transactions	(712,122)	(1,531)	(304,906)	(270,069)	(1,277,091)	(402,121)	(2,481,539)	(201,478)	(825)	(283,584)	(3,214)	(537,243)

Total increase (decrease)	1,821,025	23,978	927,076	1,796,858	1,957,172	525,032	4,530,598	515,495	7,725	1,263,760	90,283	(229,576)

NET ASSETS, at beginning of the year	18,306,289	125,630	9,056,343	13,494,126	19,774,147	6,136,663	45,266,125	4,698,320	61,898	9,029,620	499,395	1,834,516

NET ASSETS, at end of the year	$20,127,314	$149,608	$9,983,419	$15,290,984	$21,731,319	$6,661,695	$49,796,723	$5,213,815	$69,623	$10,293,380	$589,678	$1,604,940

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division

								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Investment income
Dividends	$44,269	$4,064	$2,138	$335	$13,094	$-	$-	$7,164	$87,528	$92,194	$655	$61,833

Expenses
Mortality and expense risk fees	45,076	1,108	803	404	4,849	13,258	18,171	2,201	25,224	88,346	933	44,662

Net investment income (loss)	(807)	2,956	1,335	(69)	8,245	(13,258)	(18,171)	4,963	62,304	3,848	(278)	17,171

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	170,524	(2,030)	(9,515)	1,265	63,025	(32,220)	129,069	(4,616)	(6,303)	933,346	5,191	31,137
Realized gain distribution	-	-	-	-	-	-	-	27,958	239,256	-	-	-

Realized gain (loss)	170,524	(2,030)	(9,515)	1,265	63,025	(32,220)	129,069	23,342	232,953	933,346	5,191	31,137

Change in net unrealized appreciation/depreciation of investments	937,419	35,383	26,436	12,010	34,161	377,550	117,449	14,952	106,933	1,698,133	17,501	1,190,414

Net gain (loss) on investments	1,107,943	33,353	16,921	13,275	97,186	345,330	246,518	38,294	339,886	2,631,479	22,692	1,221,551

Net increase (decrease) in net assets resulting from operations	1,107,136	36,309	18,256	13,206	105,431	332,072	228,347	43,257	402,190	2,635,327	22,414	1,238,722

Capital transactions:
Transfer of net premiums	634,840	8,303	4,131	42,972	134,000	214,221	307,817	-	358,598	1,399,897	7,653	760,835
Transfers due to death benefits	(6,476)	(29,706)	-	-	(39,944)	(146,631)	(92,292)	(2,577)	(462)	(150,263)	-	(42,465)
Transfers due to withdrawal of funds	(174,693)	(4,631)	17	(1,964)	(19,484)	(117,605)	(131,486)	(220)	(205,887)	(900,198)	(153)	(350,802)
Transfers due to policy loans, net of repayments	(144,441)	(16)	-	(5,002)	(68,789)	(27,227)	(41,294)	-	(38,944)	(359,818)	(381)	(209,621)
Transfers due to charges for administrative and insurance costs	(339,204)	(3,910)	(50,329)	(22,956)	(71,671)	(120,068)	(151,740)	(8,012)	(229,956)	(682,510)	(4,784)	(385,597)
Transfers between divisions and to/from Guaranteed Principal Account	(385,720)	(3,407)	-	1,333	99,852	13,706	83,902	(287,889)	(42,451)	(385,085)	(10,977)	(21,213)

Net increase (decrease) in net assets resulting from capital transactions	(415,694)	(33,367)	(46,181)	14,383	33,964	(183,604)	(25,093)	(298,698)	(159,102)	(1,077,977)	(8,642)	(248,863)

Total increase (decrease)	691,442	2,942	(27,925)	27,589	139,395	148,468	203,254	(255,441)	243,088	1,557,350	13,772	989,859

NET ASSETS, at beginning of the year	5,820,475	197,273	142,204	46,849	595,281	1,666,165	2,229,918	364,853	3,242,276	11,578,955	97,089	6,549,020

NET ASSETS, at end of the year	$6,511,917	$200,215	$114,279	$74,438	$734,676	$1,814,633	$2,433,172	$109,412	$3,485,364	$13,136,305	$110,861	$7,538,879

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division

	(Service)
Investment income
Dividends	$874	$-	$3,419	$-	$15,584	$2,023	$1,345	$4,498	$561,509	$3,743	$445	$2,329

Expenses
Mortality and expense risk fees	801	9,507	2,926	33,947	8,612	1,636	86	1,739	144,967	30,059	39	750

Net investment income (loss)	73	(9,507)	493	(33,947)	6,972	387	1,259	2,759	416,542	(26,316)	406	1,579

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,282	52,006	7,228	44,382	50,353	11,753	302	4,664	737,102	73,725	1,045	2,357
Realized gain distribution	-	-	-	469,254	-	-	-	5,944	-	-	-	4,136

Realized gain (loss)	3,282	52,006	7,228	513,636	50,353	11,753	302	10,608	737,102	73,725	1,045	6,493

Change in net unrealized appreciation/depreciation of investments	15,789	172,823	55,807	409,240	234,025	18,766	539	12,234	1,856,701	612,503	155	3,412

Net gain (loss) on investments	19,071	224,829	63,035	922,876	284,378	30,519	841	22,842	2,593,803	686,228	1,200	9,905

Net increase (decrease) in net assets resulting from operations	19,144	215,322	63,528	888,929	291,350	30,906	2,100	25,601	3,010,345	659,912	1,606	11,484

Capital transactions:
Transfer of net premiums	5,836	52,405	51,388	362,063	34,779	131,965	8,315	140,745	2,071,298	648,506	7,678	32,897
Transfers due to death benefits	-	(2,696)	-	(11,107)	-	-	-	-	(31,041)	(28,493)	-	-
Transfers due to withdrawal of funds	(580)	(111,007)	(19,532)	(121,658)	(77,638)	(5,415)	(1,280)	(7,776)	(1,083,167)	(168,706)	(446)	(44,335)
Transfers due to policy loans, net of repayments	(269)	(1,002)	(6,100)	(52,066)	(453)	(12)	-	(5,021)	(908,917)	(120,444)	(329)	-
Transfers due to charges for administrative and insurance costs	(1,944)	(35,425)	(19,623)	(176,472)	(20,396)	(61,845)	(3,750)	(84,415)	(1,934,471)	(287,688)	(3,531)	(21,344)
Transfers between divisions and to/from Guaranteed Principal Account	(4,305)	6,485	(16,361)	227,465	74,916	15,072	(41,904)	(15,090)	417,460	145,294	(19,921)	(141)

Net increase (decrease) in net assets resulting from capital transactions	(1,262)	(91,240)	(10,228)	228,226	11,208	79,765	(38,619)	28,443	(1,468,838)	188,469	(16,549)	(32,923)

Total increase (decrease)	17,882	124,082	53,300	1,117,154	302,558	110,671	(36,519)	54,044	1,541,507	848,381	(14,943)	(21,439)

NET ASSETS, at beginning of the year	100,722	1,345,471	362,983	4,281,062	1,769,389	178,531	36,519	221,624	25,132,192	3,739,736	14,943	108,009

NET ASSETS, at end of the year	$118,604	$1,469,553	$416,283	$5,398,216	$2,071,947	$289,202	$-	$275,668	$26,673,699	$4,588,117	$-	$86,570

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Managed Bond Division

Investment income
Dividends	$-	$23,280	$1,405,500	$1,534	$900,522	$1,135	$344	$803	$2,705	$1,130	$213,480	$1,183,241

Expenses
Mortality and expense risk fees	4,963	2,496	379,788	488	341,029	361	235	431	1,372	574	42,635	225,147

Net investment income (loss)	(4,963)	20,784	1,025,712	1,046	559,493	774	109	372	1,333	556	170,845	958,094

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	112,566	60,675	(1,275,137)	1,863	1,813,856	(3,858)	1,084	1,179	8,249	4,070	115,963	255,406
Realized gain distribution	-	-	-	-	-	-	-	-	1,912	-	58,991	447,216

Realized gain (loss)	112,566	60,675	(1,275,137)	1,863	1,813,856	(3,858)	1,084	1,179	10,161	4,070	174,954	702,622

Change in net unrealized appreciation/depreciation of investments	21,337	3,111	10,786,607	7,739	5,412,455	11,912	5,930	8,727	11,989	6,128	51,846	419,563

Net gain (loss) on investments	133,903	63,786	9,511,470	9,602	7,226,311	8,054	7,014	9,906	22,150	10,198	226,800	1,122,185

Net increase (decrease) in net assets resulting from operations	128,940	84,570	10,537,182	10,648	7,785,804	8,828	7,123	10,278	23,483	10,754	397,645	2,080,279

Capital transactions:
Transfer of net premiums	110,577	38,210	5,903,108	35,749	3,095,909	31,708	16,674	33,789	93,901	34,824	699,509	2,115,709
Transfers due to death benefits	(5,077)	-	(375,488)	-	(75,138)	-	-	-	-	-	(108,606)	(80,905)
Transfers due to withdrawal of funds	(35,691)	(10,628)	(2,849,030)	(1,483)	(2,513,337)	(874)	(547)	(1,740)	(2,422)	(1,255)	(255,994)	(1,548,414)
Transfers due to policy loans, net of repayments	(23,026)	(1,345)	(1,146,214)	(10,169)	(507,628)	(8,594)	(315)	(9,879)	(297)	(323)	(126,216)	(454,554)
Transfers due to charges for administrative and insurance costs	(48,138)	(23,569)	(5,120,537)	(14,730)	(2,430,900)	(16,740)	(9,017)	(18,162)	(59,056)	(21,179)	(372,241)	(1,659,466)
Transfers between divisions and to/from Guaranteed Principal Account	(2,051,994)	(1,058,504)	(3,349,133)	448	(6,880,889)	(2,383)	(5,391)	200	396	128	458,661	1,046,839

Net increase (decrease) in net assets resulting from capital transactions	(2,053,349)	(1,055,836)	(6,937,294)	9,815	(9,311,983)	3,117	1,404	4,208	32,522	12,195	295,113	(580,791)

Total increase (decrease)	(1,924,409)	(971,266)	3,599,888	20,463	(1,526,179)	11,945	8,527	14,486	56,005	22,949	692,758	1,499,488

NET ASSETS, at beginning of the year	1,924,409	971,266	71,139,765	65,666	54,758,362	51,819	31,598	56,892	186,182	90,944	6,448,450	40,641,077

NET ASSETS, at end of the year	$-	$-	$74,739,653	$86,129	$53,232,183	$63,764	$40,125	$71,378	$242,187	$113,893	$7,141,208	$42,140,565

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	MML Large Cap Value Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small/Mid Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division

Investment income
Dividends	$61,266	$-	$1,454	$4,168	$970	$9,432	$-	$-	$951	$586	$131	$314,413

Expenses
Mortality and expense risk fees	62,921	785	590	1,692	406,117	5,160	110,696	60,415	195	527	430	315,751

Net investment income (loss)	(1,655)	(785)	864	2,476	(405,147)	4,272	(110,696)	(60,415)	756	59	(299)	(1,338)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	116,943	1,125	3,836	1,437	(2,580)	231,123	(660,824)	232,867	4,451	5,100	13	1,620,374
Realized gain distribution	-	7,019	4,208	5,948	88	435,110	239,229	898,638	868	-	-	-

Realized gain (loss)	116,943	8,144	8,044	7,385	(2,492)	666,233	(421,595)	1,131,505	5,319	5,100	13	1,620,374

Change in net unrealized appreciation/depreciation of investments	884,687	4,729	4,028	10,078	1,521	(361,526)	3,058,523	(110,612)	367	8,484	7,182	4,434,391

Net gain (loss) on investments	1,001,630	12,873	12,072	17,463	(971)	304,707	2,636,928	1,020,893	5,686	13,584	7,195	6,054,765

Net increase (decrease) in net assets resulting from operations	999,975	12,088	12,936	19,939	(406,118)	308,979	2,526,232	960,478	6,442	13,643	6,896	6,053,427

Capital transactions:
Transfer of net premiums	899,285	57,642	30,996	53,348	3,599,871	40,816	1,793,623	883,453	18,945	37,298	3,030	4,917,104
Transfers due to death benefits	(42,487)	-	-	-	(29,905)	-	(32,269)	(98,700)	-	-	-	(106,167)
Transfers due to withdrawal of funds	(352,029)	(1,196)	(2,166)	(7,720)	(23,996,265)	(13,990)	(1,162,917)	(473,793)	(132)	(2,070)	(4)	(2,726,261)
Transfers due to policy loans, net of repayments	(148,110)	(347)	(665)	(69)	(611,447)	(8,435)	(350,594)	(147,701)	-	(783)	-	(1,097,522)
Transfers due to charges for administrative and insurance costs	(459,920)	(26,842)	(17,328)	(30,070)	(3,323,940)	(37,470)	(840,087)	(454,463)	(9,291)	(21,442)	(787)	(2,672,902)
Transfers between divisions and to/from Guaranteed Principal Account	(253,210)	20,945	4,364	157,351	24,269,907	(2,247,523)	(166,821)	(27,836)	(96,955)	5,539	(28,061)	(4,111,285)

Net increase (decrease) in net assets resulting from capital transactions	(356,471)	50,202	15,201	172,840	(91,779)	(2,266,602)	(759,065)	(319,040)	(87,433)	18,542	(25,822)	(5,797,033)

Total increase (decrease)	643,504	62,290	28,137	192,779	(497,897)	(1,957,623)	1,767,167	641,438	(80,991)	32,185	(18,926)	256,394

NET ASSETS, at beginning of the year	8,187,476	81,957	74,056	104,444	87,096,765	1,957,623	14,532,093	7,935,003	80,991	67,786	49,500	48,028,800

NET ASSETS, at end of the year	$8,830,980	$144,247	$102,193	$297,223	$86,598,868	$-	$16,299,260	$8,576,441	$-	$99,971	$30,574	$48,285,194

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	Oppenheimer Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Small- & Mid-Cap Growth Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid-Cap Division	Oppenheimer Money Division	Panorama Growth Division	Panorama Total Return Division

Investment income
Dividends	$23,971	$457,948	$-	$1,394,798	$1,194,086	$903,180	$286,593	$188,391	$12,866	$1,092	$11,659	$9,429

Expenses
Mortality and expense risk fees	12,477	65,069	213,519	407,365	145,699	29,646	136,115	136,926	15,202	67,698	2,144	872

Net investment income (loss)	11,494	392,879	(213,519)	987,433	1,048,387	873,534	150,478	51,465	(2,336)	(66,606)	9,515	8,557

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(49,090)	(261,700)	1,887,404	586,959	(96,342)	(396,188)	181,478	334,663	42,173	-	189,972	(27,350)
Realized gain distribution	-	-	-	-	220,302	-	-	-	-	-	-	-

Realized gain (loss)	(49,090)	(261,700)	1,887,404	586,959	123,960	(396,188)	181,478	334,663	42,173	-	189,972	(27,350)

Change in net unrealized appreciation/depreciation of investments	210,131	713,795	3,307,570	10,704,615	1,159,357	318,084	3,436,396	2,364,340	285,096	-	(78,576)	39,723

Net gain (loss) on investments	161,041	452,095	5,194,974	11,291,574	1,283,317	(78,104)	3,617,874	2,699,003	327,269	-	111,396	12,373

Net increase (decrease) in net assets resulting from operations	172,535	844,974	4,981,455	12,279,007	2,331,704	795,430	3,768,352	2,750,468	324,933	(66,606)	120,911	20,930

Capital transactions:
Transfer of net premiums	69,760	851,543	3,315,385	5,565,218	2,035,493	731,461	1,878,093	1,980,066	60,843	170,446	6,869	4,939
Transfers due to death benefits	-	(16,680)	(112,435)	(293,092)	(254,811)	(13,428)	(14,790)	(91,670)	(13,425)	(7,841)	-	-
Transfers due to withdrawal of funds	(38,580)	(624,947)	(2,053,731)	(3,553,787)	(1,051,479)	(307,322)	(715,191)	(964,694)	(207,570)	(205,135)	(5,126)	(1,766)
Transfers due to policy loans, net of repayments	(21,502)	(130,151)	(751,007)	(1,041,105)	(413,773)	(112,884)	(347,872)	(559,607)	(7,812)	(24)	(451)	(676)
Transfers due to charges for administrative and insurance costs	(70,250)	(435,196)	(2,064,849)	(3,258,010)	(1,213,061)	(270,936)	(888,013)	(1,142,068)	(56,461)	(323,605)	(12,972)	(7,893)
Transfers between divisions and to/from Guaranteed Principal Account	369,699	159,783	(2,122,966)	(1,859,439)	5,895,866	(6,023,451)	(196,104)	907,294	(165,021)	1,422,082	(972,324)	(369,672)

Net increase (decrease) in net assets resulting from capital transactions	309,127	(195,648)	(3,789,603)	(4,440,215)	4,998,235	(5,996,560)	(283,877)	129,321	(389,446)	1,055,923	(984,004)	(375,068)

Total increase (decrease)	481,662	649,326	1,191,852	7,838,792	7,329,939	(5,201,130)	3,484,475	2,879,789	(64,513)	989,317	(863,093)	(354,138)

NET ASSETS, at beginning of the year	1,362,538	9,074,810	33,096,336	61,792,668	19,343,851	5,201,130	17,776,910	17,195,975	2,122,180	10,570,875	863,093	354,138

NET ASSETS, at end of the year	$1,844,200	$9,724,136	$34,288,188	$69,631,460	$26,673,790	$-	$21,261,385	$20,075,764	$2,057,667	$11,560,192	$-	$-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2012

	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Investment income
Dividends	$1,586	$8,730	$281,894	$2,281	$-	$10,813	$317,736

Expenses
Mortality and expense risk fees	427	42,712	94,586	663	272,394	14,623	77,277

Net investment income (loss)	1,159	(33,982)	187,308	1,618	(272,394)	(3,810)	240,459

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,046)	217,433	(90,944)	(332)	187,021	5,626	(285,355)
Realized gain distribution	2,351	-	-	16	3,923,271	13,762	-

Realized gain (loss)	305	217,433	(90,944)	(316)	4,110,292	19,388	(285,355)

Change in net unrealized appreciation/depreciation of investments	1,180	706,576	1,817,397	1,425	1,448,859	213,430	1,789,815

Net gain (loss) on investments	1,485	924,009	1,726,453	1,109	5,559,151	232,818	1,504,460

Net increase (decrease) in net assets resulting from operations	2,644	890,027	1,913,761	2,727	5,286,757	229,008	1,744,919

Capital transactions:
Transfer of net premiums	34,846	621,764	1,538,540	370	2,634,216	98,738	1,193,020
Transfers due to death benefits	-	(57,634)	(50,475)	-	(534,270)	(238)	(37,225)
Transfers due to withdrawal of funds	(2,251)	(251,794)	(617,746)	-	(2,308,617)	(25,556)	(523,938)
Transfers due to policy loans, net of repayments	(1)	(150,933)	(270,945)	-	(705,579)	(3,374)	(259,842)
Transfers due to charges for administrative and insurance costs	(17,399)	(319,707)	(680,331)	(3,356)	(1,981,593)	(49,852)	(522,470)
Transfers between divisions and to/from Guaranteed Principal Account	146	61,500	336,537	(134,620)	(940,271)	209,443	(29,161)

Net increase (decrease) in net assets resulting from capital transactions	15,341	(96,804)	255,580	(137,606)	(3,836,114)	229,161	(179,616)

Total increase (decrease)	17,985	793,223	2,169,341	(134,879)	1,450,643	458,169	1,565,303

NET ASSETS, at beginning of the year	53,414	5,100,575	11,611,204	142,681	41,113,827	1,788,124	10,091,949

NET ASSETS, at end of the year	$71,399	$5,893,798	$13,780,545	$7,802	$42,564,470	$2,246,293	$11,657,252

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following thirteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, and Variable Universal Life III. Four of the thirteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple Tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2013, the Separate Account consists of sixty-six divisions that invest in the following mutual funds. All of the funds may not be available to all of the thirteen segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP International Division	American Century VP International Fund [1]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Asset Allocation Division	American Funds® Asset Allocation Fund [2]

American Funds® Growth-Income Division	American Funds® Growth-Income Fund [2]

DWS Small Cap Index Division	DWS Small Cap Index VIP [3]

Fidelity® VIP Contrafund® Division (Initial Class and Service Class)	Fidelity® VIP Contrafund® Portfolio [4] (Initial Class and Service Class)

Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio [4]

Franklin Small Cap Value Securities Division	Franklin Small Cap Value Securities Fund [5]

Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund [6,24]

Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund [6,25]

Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund [6,26]

Goldman Sachs Strategic International Equity Division	Goldman Sachs Strategic International Equity Fund [7,27]

Goldman Sachs Structured U.S. Equity Division	Goldman Sachs Structured U.S. Equity Fund [6,28]

ING Clarion Global Real Estate Division	ING Clarion Global Real Estate Portfolio [8]

Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [9]

Invesco V.I. Global Health Care Division	Invesco V.I. Global Health Care Fund [9]

Invesco V.I. Technology Division	Invesco V.I. Technology Fund [9]

Janus Aspen Balanced Division (Institutional and Service)	Janus Aspen Balanced Portfolio [10] (Institutional and Service)

Janus Aspen Forty Division (Institutional and Service)	Janus Aspen Forty Portfolio [10] (Institutional and Service)

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

Janus Aspen Global Research Division (Institutional and Service)	Janus Aspen Global Research Portfolio [10,29] (Institutional and Service)

MFS® Growth Division	MFS® Growth Series [11]

MFS® Investors Trust Division	MFS® Investors Trust Series [11]

MFS® New Discovery Division	MFS® New Discovery Series [11]

MFS® Research Division	MFS® Research Series [11]

MML Aggressive Allocation Division	MML Aggressive Allocation Fund [12]

MML Balanced Allocation Division	MML Balanced Allocation Fund [12]

MML Blend Division	MML Blend Fund [13]

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [12]

MML Conservative Allocation Division	MML Conservative Allocation Fund [12]

MML Equity Division	MML Equity Fund [13]

MML Equity Income Division	MML Equity Income Fund [12]

MML Equity Index Division	MML Equity Index Fund [12]

MML Foreign Division	MML Foreign Fund [12]

MML Global Division	MML Global Fund [12]

MML Growth & Income Division	MML Growth & Income Fund [12]

MML Growth Allocation Division	MML Growth Allocation Fund [12]

MML Income & Growth Division	MML Income & Growth Fund [12]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [13]

MML Managed Bond Division	MML Managed Bond Fund [13]

MML Managed Volatility Division	MML Managed Volatility Fund [12,18]

MML Mid Cap Growth Division	MML Mid Cap Growth Fund [12]

MML Mid Cap Value Division	MML Mid Cap Value Fund [12]

MML Moderate Allocation Division	MML Moderate Allocation Fund [12]

MML Money Market Division	MML Money Market Fund [13]

MML Small Cap Equity Division	MML Small Cap Equity Fund [13,19]

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [12]

MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund [12]

MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund [13]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA [14]

Oppenheimer Capital Income Division	Oppenheimer Capital Income Fund/VA [14,20]

Oppenheimer Core Bond Division	Oppenheimer Core Bond Fund/VA [14]

Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA [14,21]

Oppenheimer Global Division	Oppenheimer Global Fund/VA [14,22]

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA [14]

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA [14]

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA [14]

Oppenheimer Main Street Small Cap Division	Oppenheimer Main Street Small Cap Fund®/VA [14,23]

Oppenheimer Money Division	Oppenheimer Money Fund/VA [14]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

PIMCO VIT Commodity Real Return Strategy Division	PIMCO VIT CommodityRealReturn® Strategy Portfolio [15]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [16]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [16]

T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio [16]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [16]

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio [16]

Templeton Foreign Securities Division	Templeton Foreign Securities Fund [17]

In addition to the sixty-six divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, the General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Capital Research and Management Company is the investment adviser to the listed Funds.
[3]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[4]	Fidelity® Management & Research Company is the investment adviser to the listed Portfolios.
[5]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[6]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[7]	Goldman Sachs Asset Management International, a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[8]	ING Investments, LLC is the investment adviser to this Portfolio.
[9]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[10]	Janus Capital Management LLC is the investment adviser to the listed Portfolios.
[11]	Massachusetts Financial Services Company is the investment adviser to the listed Series.
[12]	MassMutual is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[13]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[14]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, is the investment adviser to the listed Funds/Portfolios.
[15]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[16]	T. Rowe Price Associates, Inc. is the investment adviser to the listed Portfolios.
[17]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[18]	Prior to April 29, 2013, MML Managed Volatility Fund was formerly known as MML Large Cap Value Fund.
[19]	Prior to April 29, 2013, MML Small Cap Equity Fund was formerly known as MML Small/Mid Cap Equity Fund.
[20]	Prior to April 30, 2013, Oppenheimer Capital Income Fund/VA was formerly known as Oppenheimer Balanced Fund/VA.
[21]	Prior to April 30, 2013, Oppenheimer Discovery Mid Cap Growth Fund/VA was formerly known as Oppenheimer Small- & Mid-Cap Growth Fund/VA.
[22]	Prior to April 30, 2013, Oppenheimer Global Fund/VA was formerly known as Oppenheimer Global Securities Fund/VA.
[23]	Prior to April 30, 2013, Oppenheimer Main Street Small Cap Fund/VA was formerly known as Oppenheimer Small- & Mid- Cap Fund/VA.
[24]	Prior to May 1, 2013, Goldman Sachs Large Cap Value Fund was formerly known as Goldman Sachs VIT Large Cap Value Fund.
[25]	Prior to May 1, 2013, Goldman Sachs Mid Cap Value Fund was formerly known as Goldman Sachs VIT Mid Cap Value Fund.
[26]	Prior to May 1, 2013, Goldman Sachs Strategic Growth Fund was formerly known as Goldman Sachs VIT Strategic Growth Fund.
[27]	Prior to May 1, 2013, Goldman Sachs Strategic International Equity Fund was formerly known as Goldman Sachs VIT Strategic International Equity Fund.
[28]	Prior to May 1, 2013, Goldman Sachs Structured U.S. Equity Fund was formerly known as Goldman Sachs VIT Structured U.S. Equity Fund.
[29]	Prior to May 1, 2013, Janus Aspen Global Research Portfolio was formerly known as Janus Aspen Worldwide Portfolio.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2001 CSO mortality tables.

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2013. There have been no transfers between levels for the year ended December 31, 2013.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

Cost of purchases	$1,854,937	$2,889	$1,398,845	$2,507,931	$1,864,767	$820,051	$3,605,573	$588,434	$419	$1,139,806	$1,776	$559,816
Proceeds from sales	(3,401,937)	(2,824)	(1,434,447)	(2,574,033)	(2,684,049)	(1,103,428)	(6,071,734)	(634,300)	(2,105)	(1,176,139)	(713,142)	(374,520)

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Cost of purchases	$638,344	$2,995	$4,772	$56,730	$351,034	$480,073	$425,947	$9,190	$1,213,856	$999,059	$10,983	$456,998
Proceeds from sales	(823,091)	(92,602)	(38,334)	(28,913)	(107,613)	(324,780)	(486,992)	(2,571)	(617,725)	(1,955,067)	(14,749)	(1,317,084)

	Janus Aspen Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division
	(Service)
Cost of purchases	$132,094	$174,529	$147,164	$596,172	$307,547	$354,818	$417,338	$2,614,301	$1,039,386	$70,593	$5,358,706	$55,281
Proceeds from sales	(88,226)	(428,980)	(106,905)	(823,623)	(255,198)	(182,164)	(291,716)	(4,412,328)	(737,108)	(17,352)	(12,992,768)	(24,872)

	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division

Cost of purchases	$4,500,039	$45,764	$20,719	$57,562	$203,456	$33,392	$1,366,006	$4,480,199	$888,525	$131,999	$42,786	$281,266
Proceeds from sales	(8,570,762)	(30,147)	(10,770)	(38,609)	(74,815)	(22,618)	(1,607,525)	(5,767,987)	(1,098,299)	(106,114)	(21,881)	(176,564)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Money Market Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division

Cost of purchases	$7,537,112	$3,584,922	$1,696,128	$38,615	$45,329	$2,786,228	$250,109	$1,919,051	$2,095,350	$4,317,783	$3,897,470
Proceeds from sales	(8,859,604)	(2,487,632)	(1,361,977)	(22,155)	(9,194)	(6,769,629)	(231,057)	(1,294,278)	(5,344,919)	(6,768,124)	(4,241,081)
	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Cost of purchases	$2,303,564	$1,235,743	$208,899	$1,288,290	$41,879	$943,384	$1,403,401	$414	$5,501,430	$669,097	$1,036,949
Proceeds from sales	(3,034,587)	(2,397,614)	(312,147)	(8,449,207)	(25,572)	(656,979)	(1,734,623)	(582)	(8,956,000)	(649,854)	(1,435,017)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2013 were as follows:

2013	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division

							(Initial)	(Service)
Units purchased	1,311,200	251	602,851	733,626	1,327,525	284,698	2,469,104	202,813	310	433,500	200	16,365
Units withdrawn	(2,264,364)	(1,838)	(616,819)	(1,049,932)	(1,462,460)	(548,588)	(3,635,820)	(236,673)	(1,795)	(404,685)	(402,694)	(45,790)
Units transferred between divisions and transferred to/from GPA	(327,800)	-	(65,222)	228,004	(384,692)	(60,906)	(17,257)	8,772	-	(145,101)	-	35,447

Net increase (decrease)	(1,280,964)	(1,587)	(79,190)	(88,302)	(519,627)	(324,796)	(1,183,973)	(25,088)	(1,485)	(116,286)	(402,494)	6,022

2013 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	396,553	621	2,920	28,727	198,768	113,672	333,354	-	161,576	717,681	3,623	749,435
Units withdrawn	(483,698)	(2,662)	(27,236)	(15,756)	(113,228)	(145,814)	(344,013)	(707)	(190,524)	(1,192,005)	(5,286)	(1,714,851)
Units transferred between divisions and transferred to/from GPA	(230,809)	(70,885)	-	653	152,875	99,797	(337,419)	43	208,321	(132,919)	(286)	(78,339)

Net increase (decrease)	(317,954)	(72,926)	(24,316)	13,624	238,415	67,655	(348,078)	(664)	179,373	(607,243)	(1,949)	(1,043,755)

2013 (Continued)	Janus Aspen Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division
	(Service)
Units purchased	15,694	67,323	20,527	185,101	34,273	138,693	99,382	939,896	556,032	45,422	3,168,734	23,942
Units withdrawn	(4,024)	(112,366)	(23,012)	(206,791)	(87,431)	(82,557)	(61,386)	(2,014,613)	(661,820)	(12,652)	(6,191,791)	(11,214)
Units transferred between divisions and transferred to/from GPA	7,709	(120,030)	14,758	(69,789)	76,995	27,706	44,836	301,584	(112,147)	6,014	(492,028)	3,399

Net increase (decrease)	19,379	(165,073)	12,273	(91,479)	23,837	83,842	82,832	(773,133)	(217,935)	38,784	(3,515,085)	16,127

2013 (Continued)	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division

Units purchased	2,237,112	23,385	13,794	22,615	127,324	22,649	398,541	1,302,501	646,165	30,316	23,140	63,359
Units withdrawn	(3,760,792)	(14,070)	(8,691)	(13,673)	(69,279)	(15,134)	(492,154)	(2,452,197)	(717,954)	(15,520)	(12,902)	(26,581)
Units transferred between divisions and transferred to/from GPA	(1,743,135)	156	(67)	1,412	(954)	(2,023)	(238,234)	(104,843)	(119,733)	(8,842)	(3,033)	19,315

Net increase (decrease)	(3,266,815)	9,471	5,036	10,354	57,091	5,492	(331,847)	(1,254,539)	(191,522)	5,954	7,205	56,093

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2013 (Continued)	MML Money Market Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division

Units purchased	3,559,964	819,088	553,114	23,142	9,997	3,362,701	77,622	1,104,977	2,159,075	2,551,392	1,304,956	1,102,813
Units withdrawn	(10,033,801)	(1,175,742)	(566,412)	(16,003)	(397)	(4,367,801)	(76,905)	(1,164,015)	(3,122,521)	(3,306,431)	(1,543,222)	(1,407,817)
Units transferred between divisions and transferred to/from GPA	5,965,314	(185,228)	(129,608)	481	38,267	(1,446,189)	(9,330)	259,475	(678,416)	(323,140)	(373,340)	(71,563)

Net increase (decrease)	(508,523)	(541,882)	(142,906)	7,620	47,867	(2,451,289)	(8,613)	200,437	(1,641,862)	(1,078,179)	(611,606)	(376,567)

2013 (Continued)	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Units purchased	1,402,529	45,716	445,158	36,344	322,209	765,053	230	955,880	95,143	697,547
Units withdrawn	(1,918,427)	(42,557)	(2,263,056)	(24,137)	(295,423)	(912,868)	(379)	(2,792,786)	(145,194)	(775,798)
Units transferred between divisions and transferred to/from GPA	(316,184)	(47,188)	(3,698,032)	(748)	124,216	(82,172)	-	(403,672)	(190,065)	(297,653)

Net increase (decrease)	(832,082)	(44,029)	(5,515,930)	11,459	151,002	(229,987)	(149)	(2,240,578)	(240,116)	(375,904)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2012	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Large Cap Value Division	Goldman Sachs VIT Mid Cap Value Division
							(Initial)	(Service)

Units purchased	1,820,743	2,156	675,983	1,010,947	1,853,406	393,374	3,036,559	178,409	5,729	591,504	1,515	6,359
Units withdrawn	(2,081,199)	(3,906)	(736,703)	(1,100,493)	(1,811,849)	(494,762)	(3,973,545)	(326,015)	(6,783)	(596,633)	(4,399)	(35,872)
Units transferred between divisions and transferred to/from GPA	(328,401)	-	(111,652)	(57,600)	(809,405)	(139,416)	(383,265)	29,684	-	(127,646)	494	(135,951)

Net increase (decrease)	(588,857)	(1,750)	(172,372)	(147,146)	(767,848)	(240,804)	(1,320,251)	(117,922)	(1,054)	(132,775)	(2,390)	(165,464)

2012 (Continued)	Goldman Sachs VIT Strategic Growth Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Clarion Global Real Estate Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	664,025	49,607	12,004	28,453	252,873	133,805	406,501	1,845	198,123	1,069,564	4,447	1,070,774
Units withdrawn	(633,792)	(79,029)	(51,583)	(19,651)	(268,313)	(241,498)	(567,783)	(8,581)	(259,029)	(1,577,008)	(2,969)	(1,294,917)
Units transferred between divisions and transferred to/from GPA	(404,152)	(1,815)	-	661	55,008	7,743	86,647	(171,460)	(25,466)	(320,560)	(5,860)	(103,313)

Net increase (decrease)	(373,919)	(31,237)	(39,579)	9,463	39,568	(99,950)	(74,635)	(178,196)	(86,372)	(828,004)	(4,382)	(327,456)

2012 (Continued)	Janus Aspen Worldwide Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Units purchased	5,172	52,215	30,710	177,607	40,758	92,526	734	98,048	1,151,595	763,965	4,982	23,088
Units withdrawn	(2,402)	(127,933)	(27,471)	(171,570)	(89,367)	(43,809)	(1,599)	(67,504)	(1,926,216)	(729,066)	(2,804)	(44,177)
Units transferred between divisions and transferred to/from GPA	(4,783)	1,899	(10,518)	88,741	53,954	4,713	(28,008)	(11,354)	123,824	97,757	(12,738)	(16)

Net increase (decrease)	(2,013)	(73,819)	(7,279)	94,778	5,345	53,430	(28,873)	19,190	(650,797)	132,656	(10,560)	(21,105)

2012 (Continued)	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation-Protected and Income Division	MML Managed Bond Division
Units purchased	139,050	25,507	3,929,297	25,383	2,666,525	24,949	10,947	23,745	63,339	24,837	457,887	1,276,661
Units withdrawn	(139,703)	(23,407)	(5,562,443)	(18,675)	(4,400,528)	(21,164)	(6,539)	(21,199)	(40,619)	(16,214)	(549,990)	(2,052,132)
Units transferred between divisions and transferred to/from GPA	(2,399,385)	(669,587)	(1,690,648)	(460)	(4,339,837)	(1,993)	(3,642)	48	2,261	(7)	266,645	506,056

Net increase (decrease)	(2,400,038)	(667,487)	(3,323,794)	6,248	(6,073,840)	1,792	766	2,594	24,981	8,616	174,542	(269,415)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2012 (Continued)	MML Large Cap Value Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small/Mid Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division

Units purchased	776,918	30,843	19,409	37,411	3,657,169	33,806	1,204,069	633,229	12,293	22,563	3,838	4,283,326
Units withdrawn	(822,315)	(15,263)	(12,558)	(25,601)	(21,617,529)	(48,769)	(1,499,439)	(795,591)	(5,993)	(14,353)	(995)	(5,163,814)
Units transferred between divisions and transferred to/from GPA	(233,448)	11,052	2,622	153,470	18,416,943	(1,916,896)	(165,223)	(41,326)	(62,363)	2,581	(33,724)	(1,888,991)

Net increase (decrease)	(278,845)	26,632	9,473	165,280	456,583	(1,931,859)	(460,593)	(203,688)	(56,063)	10,791	(30,881)	(2,769,479)

2012 (Continued)	Oppenheimer Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Small- & Mid- Cap Growth Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small- & Mid- Cap Division	Oppenheimer Money Division	Panorama Growth Division	Panorama Total Return Division

Units purchased	67,732	803,236	2,686,773	3,257,403	1,071,684	1,810,069	1,312,435	1,728,576	31,039	271,079	13,857	4,431
Units withdrawn	(109,938)	(1,067,948)	(3,772,122)	(4,102,899)	(1,415,453)	(1,657,397)	(1,289,865)	(2,252,075)	(120,167)	(549,830)	(25,213)	(9,326)
Units transferred between divisions and transferred to/from GPA	260,012	112,051	(1,078,998)	(868,778)	2,689,599	(12,415,332)	(171,515)	572,580	(74,510)	1,125,598	(896,489)	(324,550)

Net increase (decrease)	217,806	(152,661)	(2,164,347)	(1,714,274)	2,345,830	(12,262,660)	(148,945)	49,081	(163,638)	846,847	(907,845)	(329,445)

2012 (Continued)	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Units purchased	23,628	383,677	941,757	4,048	1,247,020	86,894	936,310
Units withdrawn	(13,181)	(444,089)	(953,674)	(5,918)	(2,368,151)	(73,005)	(993,017)
Units transferred between divisions and transferred to/from GPA	1	8,363	164,658	(83,494)	(494,455)	144,726	(68,438)

Net increase (decrease)	10,448	(52,049)	152,741	(85,364)	(1,615,586)	158,615	(125,145)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2013 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2013	14,350,536	$1.90 to $2.05	$24,945,163	2.21%	0.25% to 1.00%	34.47% to 35.48%
2012	15,631,500	1.41 to 1.52	20,127,314	2.11	0.25 to 1.00	13.60 to 14.46
2011	16,220,357	1.24 to 1.32	18,306,289	1.57	0.25 to 1.00	2.09 to 2.85
2010	16,768,505	1.02 to 1.22	18,496,548	1.52	0.25 to 1.00	13.01 to 13.86
2009	19,119,773	0.90 to 1.08	18,581,978	4.77	0.25 to 1.00	16.92 to 17.80

American Century VP International Division
2013	152,989	1.18	180,173	1.67	0.60	21.68
2012	154,576	0.97	149,608	0.83	0.60	20.44
2011	156,326	0.80	125,630	1.47	0.60	(12.57)
2010	171,195	0.92	157,354	2.28	0.60	12.62
2009	173,292	0.82	141,439	2.00	0.60	32.96

American Century VP Value Division
2013	5,357,935	2.00 to 2.51	12,888,121	1.66	0.25 to 1.00	30.42 to 31.40
2012	5,437,125	1.54 to 1.91	9,983,419	1.93	0.25 to 1.00	13.43 to 14.29
2011	5,609,497	1.35 to 1.67	9,056,343	2.04	0.25 to 1.00	0.01 to 0.76
2010	5,702,786	1.35 to 1.66	9,148,271	2.21	0.25 to 1.00	12.29 to 13.14
2009	6,505,734	1.21 to 1.46	9,189,419	5.56	0.25 to 1.00	18.67 to 19.56

American Funds® Asset Allocation Division
2013	8,342,596	1.97 to 2.36	18,613,490	1.46	0.25 to 1.00	22.46 to 23.38
2012	8,430,898	1.61 to 1.91	15,290,984	1.97	0.25 to 1.00	15.03 to 15.90
2011	8,578,044	1.40 to 1.65	13,494,126	1.88	0.25 to 1.00	0.29 to 1.04
2010	8,764,213	1.40 to 1.63	13,711,913	2.06	0.25 to 1.00	11.39 to 12.23
2009	8,410,091	1.25 to 1.45	11,779,663	2.47	0.25 to 1.00	22.75 to 23.67

American Funds® Growth-Income Division
2013	12,044,715	1.90 to 2.44	27,620,894	1.37	0.25 to 1.00	32.17 to 33.17
2012	12,564,342	1.44 to 1.83	21,731,319	1.62	0.25 to 1.00	16.31 to 17.19
2011	13,332,190	1.24 to 1.56	19,774,147	1.58	0.25 to 1.00	(2.81) to (2.07)
2010	13,260,303	1.27 to 1.59	20,187,047	1.50	0.25 to 1.00	10.32 to 11.15
2009	13,250,540	1.15 to 1.43	18,244,356	1.67	0.25 to 1.00	29.94 to 30.91

DWS Small Cap Index Division
2013	3,440,982	2.17 to 2.56	8,393,980	1.63	0.25 to 1.00	37.26 to 38.29
2012	3,765,778	1.58 to 1.85	6,661,695	0.88	0.25 to 1.00	15.09 to 15.96
2011	4,006,582	1.37 to 1.59	6,136,663	0.90	0.25 to 1.00	(5.36) to (4.65)
2010	4,316,330	1.45 to 1.67	6,967,565	0.91	0.25 to 1.00	25.14 to 26.08
2009	4,408,826	1.16 to 1.33	5,669,973	1.75	0.25 to 1.00	25.31 to 26.26

Fidelity® VIP Contrafund® Division (Initial)
2013	25,170,264	2.29 to 3.07	61,826,384	1.09	0.25 to 1.00	29.98 to 30.96
2012	26,354,237	1.76 to 2.34	49,796,723	1.34	0.25 to 1.00	15.26 to 16.12
2011	27,674,488	1.53 to 2.02	45,266,125	1.03	0.25 to 1.00	(3.49) to (2.77)
2010	28,127,582	1.51 to 1.59	47,575,958	1.27	0.25 to 1.00	16.05 to 16.92
2009	28,561,306	1.29 to 1.37	41,572,055	1.45	0.25 to 1.00	34.36 to 35.37

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Division (Service)
2013	2,868,191	$2.32 to $2.44	$6,732,673	1.00%	0.60% to 0.75%	30.17% to 30.36%
2012	2,893,279	1.79 to 1.87	5,213,815	1.27	0.60 to 0.75	15.44 to 15.61
2011	3,011,201	1.55 to 1.62	4,698,320	0.94	0.60 to 0.75	(3.36) to (3.22)
2010	3,007,855	1.60 to 1.67	4,858,363	1.07	0.60 to 0.75	16.23 to 16.41
2009	3,695,255	1.38 to 1.44	5,125,939	1.32	0.60 to 0.75	34.65 to 34.85

Fidelity® VIP Growth Division
2013	84,610	1.09	92,635	0.20	0.60	35.39
2012	86,095	0.81	69,623	0.51	0.60	13.86
2011	87,149	0.71	61,898	0.25	0.60	(0.46)
2010	114,052	0.71	81,377	0.18	0.60	23.31
2009	113,576	0.58	65,716	0.35	0.60	27.38

Franklin Small Cap Value Securities Division
2013	4,173,798	2.57 to 3.44	13,553,648	1.29	0.25 to 1.00	34.88 to 35.90
2012	4,290,084	1.91 to 2.53	10,293,380	0.78	0.25 to 1.00	17.21 to 18.09
2011	4,422,859	1.63 to 2.14	9,029,620	0.70	0.25 to 1.00	(4.72) to (4.00)
2010	4,454,646	1.71 to 2.23	9,520,968	0.74	0.25 to 1.00	26.95 to 27.90
2009	4,346,127	1.35 to 1.74	7,292,934	1.65	0.25 to 1.00	27.87 to 28.83

Goldman Sachs Large Cap Value Division
2013	6,894	1.77 to 1.91	12,787	0.04	0.30 to 0.60	32.43 to 32.83
2012	409,388	1.34 to 1.44	589,678	1.47	0.30 to 0.60	18.41 to 18.77
2011	411,778	1.13 to 1.21	499,395	1.21	0.30 to 0.60	(7.61) to (7.33)
2010	508,650	1.22 to 1.31	657,808	0.88	0.30 to 0.60	10.53 to 10.86
2009	84,636	1.11 to 1.18	94,125	1.42	0.30 to 0.60	17.61 to 17.96

Goldman Sachs Mid Cap Value Division
2013	479,203	4.40 to 4.65	2,160,496	0.86	0.30 to 0.60	32.10 to 32.49
2012	473,181	3.33 to 3.51	1,604,940	0.98	0.30 to 0.60	17.76 to 18.11
2011	638,645	2.83 to 2.97	1,834,516	0.77	0.30 to 0.60	(6.93) to (6.66)
2010	724,685	3.04 to 3.18	2,240,529	0.71	0.30 to 0.60	24.25 to 24.63
2009	735,082	2.45 to 2.55	1,826,209	1.68	0.30 to 0.60	32.36 to 32.75

Goldman Sachs Strategic Growth Division
2013	5,449,939	1.40 to 1.88	8,063,224	0.41	0.25 to 1.00	31.10 to 32.09
2012	5,767,893	1.06 to 1.43	6,511,917	0.68	0.25 to 1.00	18.69 to 19.59
2011	6,141,812	0.89 to 1.21	5,820,475	0.46	0.25 to 1.00	(3.58) to (2.86)
2010	6,305,064	0.91 to 1.25	6,177,649	0.44	0.25 to 1.00	9.64 to 10.46
2009	6,566,190	0.83 to 1.14	5,849,981	0.47	0.25 to 1.00	46.28 to 47.38

Goldman Sachs Strategic International Equity Division
2013	93,783	1.48	139,057	1.73	0.60	23.46
2012	166,709	1.20	200,215	2.21	0.60	20.51
2011	197,946	1.00	197,273	3.21	0.60	(15.56)
2010	269,891	1.18	318,525	1.62	0.60	9.70
2009	306,248	1.08	329,462	1.89	0.60	27.92

Goldman Sachs Structured U.S. Equity Division
2013	70,378	1.64 to 1.94	116,294	1.05	0.30 to 0.60	36.70 to 37.11
2012	94,694	1.20 to 1.41	114,279	1.58	0.30 to 0.60	13.77 to 14.11
2011	134,273	1.05 to 1.24	142,204	1.51	0.30 to 0.60	3.42 to 3.73
2010	194,147	1.02 to 1.19	198,554	1.41	0.30 to 0.60	12.17 to 12.50
2009	233,459	0.91 to 1.06	212,764	1.97	0.30 to 0.60	20.42 to 20.78

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
ING Clarion Global Real Estate Division
2013	57,741	$1.73 to $1.75	$100,382	5.59%	0.50% to 0.70%	2.99% to 3.19%
2012	44,117	1.68 to 1.70	74,438	0.54	0.50 to 0.70	24.77 to 25.02
2011	34,654	1.35 to 1.36	46,849	3.89	0.50 to 0.70	(5.96) to (5.77)
2010	23,201	1.44	33,351	9.42	0.50 to 0.70	15.19 to 15.42
2009	13,812	1.25	17,221	2.20	0.50 to 0.70	32.49 to 32.75

Invesco V.I. Diversified Dividend Division
2013	1,150,802	0.86 to 1.09	1,207,255	2.51	0.25 to 1.00	29.73 to 30.71
2012	912,387	0.66 to 0.83	734,676	1.93	0.25 to 1.00	17.54 to 18.43
2011	872,819	0.56 to 0.70	595,281	0.24	0.25 to 1.00	(3.07) to (2.34)
2010	1,182,804	0.58 to 0.72	825,003	0.11	0.25 to 1.00	9.22 to 10.04
2009	1,110,328	0.53 to 0.65	705,213	4.42	0.25 to 1.00	26.16 to 27.11

Invesco V.I. Global Health Care Division
2013	1,058,682	2.31 to 2.70	2,701,896	0.70	0.25 to 1.00	39.14 to 40.19
2012	991,027	1.66 to 1.93	1,814,633	-	0.25 to 1.00	19.69 to 20.60
2011	1,090,977	1.39 to 1.60	1,666,165	-	0.25 to 1.00	2.92 to 3.69
2010	1,128,239	1.35 to 1.54	1,670,456	-	0.25 to 1.00	4.25 to 5.03
2009	1,155,976	1.29 to 1.47	1,639,062	0.37	0.25 to 1.00	26.40 to 27.36

Invesco V.I. Technology Division
2013	2,894,693	1.07 to 1.61	2,721,438	-	0.25 to 1.00	23.90 to 24.83
2012	3,242,771	0.86 to 1.30	2,433,172	-	0.25 to 1.00	10.17 to 11.00
2011	3,317,406	0.77 to 1.18	2,229,918	0.19	0.25 to 1.00	(6.00) to (5.29)
2010	3,391,299	0.81 to 1.26	2,410,547	-	0.25 to 1.00	20.10 to 21.00
2009	3,412,406	0.67 to 1.05	1,998,222	-	0.25 to 1.00	55.83 to 57.00

Janus Aspen Balanced Division (Institutional)
2013	63,756	2.03	129,329	2.28	0.60	19.44
2012	64,420	1.70	109,412	1.96	0.60	12.94
2011	242,616	1.50	364,853	2.06	0.60	1.03
2010	380,431	1.49	566,259	2.95	0.60	7.74
2009	311,693	1.38	430,624	3.07	0.60	25.13

Janus Aspen Balanced Division (Service)
2013	2,004,806	2.09 to 2.39	4,553,567	2.03	0.25 to 1.00	18.61 to 19.50
2012	1,825,433	1.76 to 2.00	3,485,364	2.54	0.25 to 1.00	12.24 to 13.09
2011	1,911,805	1.57 to 1.77	3,242,276	2.19	0.25 to 1.00	0.35 to 1.10
2010	2,083,372	1.56 to 1.75	3,516,736	2.58	0.25 to 1.00	7.04 to 7.85
2009	1,756,565	1.46 to 1.62	2,763,780	2.81	0.25 to 1.00	24.33 to 25.27

Janus Aspen Forty Division (Institutional)
2013	8,376,322	1.62 to 2.06	15,943,695	0.71	0.25 to 0.75	30.25 to 30.90
2012	8,983,565	1.24 to 1.58	13,136,305	0.71	0.25 to 0.75	23.23 to 23.85
2011	9,811,569	1.00 to 1.28	11,578,955	0.38	0.25 to 0.75	(7.39) to (6.93)
2010	10,130,220	1.07 to 1.39	12,880,082	0.35	0.25 to 0.75	5.95 to 6.48
2009	11,248,756	1.01 to 1.31	13,504,134	0.04	0.25 to 0.75	45.24 to 45.97

Janus Aspen Forty Division (Service)
2013	54,410	2.50 to 2.89	139,065	0.59	0.50 to 1.00	29.58 to 30.23
2012	56,359	1.93 to 2.22	110,861	0.58	0.50 to 1.00	22.62 to 23.24
2011	60,741	1.58 to 1.80	97,089	0.24	0.50 to 1.00	(7.87) to (7.40)
2010	70,344	1.71 to 1.94	124,015	0.23	0.50 to 1.00	5.42 to 5.95
2009	65,973	1.62 to 1.83	109,817	0.01	0.50 to 1.00	44.56 to 45.29

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Janus Aspen Global Research Division (Institutional)
2013	7,978,142	$0.94 to $1.20	$8,604,397	1.22%	0.25% to 0.75%	27.47% to 28.11%
2012	9,021,897	0.74 to 0.94	7,538,879	0.88	0.25 to 0.75	19.18 to 19.78
2011	9,349,353	0.62 to 0.79	6,549,020	0.58	0.25 to 0.75	(14.39) to (13.96)
2010	9,770,979	0.71 to 0.92	7,979,509	0.61	0.25 to 0.75	14.97 to 15.55
2009	9,520,125	0.62 to 0.80	6,897,524	1.44	0.25 to 0.75	36.67 to 37.36

Janus Aspen Global Research Division (Service)
2013	106,159	1.58 to 1.95	195,591	1.13	0.50 to 1.00	26.80 to 27.44
2012	86,780	1.25 to 1.53	118,604	0.79	0.50 to 1.00	18.66 to 19.26
2011	88,793	1.05 to 1.29	100,722	0.49	0.50 to 1.00	(14.84) to (14.42)
2010	89,011	1.23 to 1.50	118,084	0.49	0.50 to 1.00	14.37 to 14.94
2009	85,864	1.08 to 1.31	98,554	1.29	0.50 to 1.00	36.04 to 36.72

MFS® Growth Division
2013	923,600	1.76 to 2.17	1,690,641	0.23	0.30 to 0.75	35.83 to 36.44
2012	1,088,673	1.30 to 1.59	1,469,553	-	0.30 to 0.75	16.51 to 17.03
2011	1,162,492	1.11 to 1.36	1,345,471	0.19	0.30 to 0.75	(1.07) to (0.62)
2010	1,277,227	1.13 to 1.37	1,494,497	0.12	0.30 to 0.75	14.48 to 14.99
2009	1,536,448	0.98 to 1.19	1,564,350	0.33	0.30 to 0.75	36.65 to 37.26

MFS® Investors Trust Division
2013	244,595	2.08 to 2.49	574,996	1.01	0.25 to 1.00	30.74 to 31.72
2012	232,322	1.59 to 1.89	416,283	0.88	0.25 to 1.00	17.99 to 18.88
2011	239,601	1.35 to 1.59	362,983	0.63	0.25 to 1.00	(3.15) to (2.43)
2010	411,584	1.39 to 1.63	643,501	1.32	0.25 to 1.00	9.99 to 10.82
2009	216,173	1.26 to 1.47	305,197	1.54	0.25 to 1.00	25.64 to 26.58

MFS® New Discovery Division
2013	2,159,652	2.43 to 3.39	7,278,405	-	0.25 to 1.00	40.11 to 41.17
2012	2,251,131	1.73 to 2.40	5,398,216	-	0.25 to 1.00	20.02 to 20.92
2011	2,156,353	1.45 to 1.99	4,281,062	-	0.25 to 1.00	(11.16) to (10.49)
2010	2,135,900	1.63 to 2.22	4,811,315	-	0.25 to 1.00	34.98 to 36.00
2009	2,098,042	1.21 to 1.63	3,502,943	-	0.25 to 1.00	61.56 to 62.78

MFS® Research Division
2013	1,413,023	1.74 to 2.08	2,812,221	0.32	0.30 to 0.75	31.30 to 31.89
2012	1,389,186	1.33 to 1.58	2,071,947	0.79	0.30 to 0.75	16.39 to 16.92
2011	1,383,841	1.14 to 1.35	1,769,389	0.87	0.30 to 0.75	(1.19) to (0.75)
2010	1,374,352	1.16 to 1.36	1,775,339	0.92	0.30 to 0.75	15.03 to 15.55
2009	1,455,548	1.00 to 1.18	1,623,812	1.44	0.30 to 0.75	29.57 to 30.15

MML Aggressive Allocation Division
2013	275,389	1.31 to 2.11	529,428	1.31	0.50 to 0.75	26.44 to 26.75
2012	191,547	1.03 to 1.66	289,202	0.82	0.50 to 0.75	14.87 to 15.15
2011	138,117	0.90 to 1.44	178,531	1.06	0.50 to 0.75	(10.00) to (2.34)
2010	71,506	1.47 to 1.48	105,284	1.35	0.50 to 0.70	15.24 to 15.47
2009	27,454	1.28	35,076	0.34	0.50 to 0.70	33.11 to 33.37

MML Asset Allocation Division
2013	-	-	-	-	-	-
2012[6]	-	-	-	3.18	0.50 to 0.70	5.77 to 5.84
2011	28,873	1.26 to 1.27	36,519	1.61	0.50 to 0.70	0.98 to 1.18
2010	29,262	1.25	36,646	2.18	0.50 to 0.70	11.83 to 12.05
2009	67,531	1.12	75,585	6.10	0.50 to 0.70	16.20 to 16.43

MML Balanced Allocation Division
2013	270,017	1.21 to 1.77	426,773	2.44	0.50 to 0.75	13.63 to 13.92
2012	187,185	1.06 to 1.56	275,668	1.79	0.50 to 0.75	11.56 to 11.84
2011	167,995	0.95 to 1.39	221,624	2.38	0.50 to 0.75	(4.59) to 1.22
2010	82,652	1.37	113,132	1.54	0.50 to 0.70	11.95 to 12.17
2009	83,092	1.22	101,577	0.71	0.50 to 0.70	22.64 to 22.89

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blend Division
2013	10,923,359	$1.89 to $2.00	$29,496,182	2.04%	0.25% to 1.00%	19.12% to 20.01%
2012	11,696,492	1.59 to 1.66	26,673,699	2.10	0.25 to 1.00	11.52 to 12.36
2011	12,347,289	1.42 to 1.48	25,132,192	2.07	0.25 to 1.00	3.74 to 4.52
2010	13,366,909	1.37 to 1.42	26,224,164	2.13	0.25 to 1.00	11.39 to 12.22
2009	14,012,331	1.23 to 1.26	24,576,369	2.66	0.25 to 1.00	19.35 to 20.25

MML Blue Chip Growth Division
2013	4,676,561	1.07 to 1.75	6,247,551	0.22	0.25 to 1.00	39.92 to 40.98
2012	4,894,496	0.76 to 1.25	4,588,117	0.09	0.25 to 1.00	17.13 to 18.02
2011	4,761,840	0.65 to 1.07	3,739,736	0.04	0.25 to 1.00	0.36 to 1.12
2010	4,709,781	0.64 to 1.06	3,535,605	0.08	0.25 to 1.00	15.01 to 15.88
2009[4]	4,624,243	0.55 to 0.92	2,996,173	0.25	0.25 to 1.00	41.62 to 42.68
MML Concentrated Growth Division
2013	-	-	-	-	-	-
2012[6]	-	-	-	2.61	0.50 to 0.70	10.61 to 10.68
2011	10,560	1.42	14,943	0.72	0.50 to 0.70	(1.46) to (1.26)
2010	8,605	1.44	12,356	0.61	0.50 to 0.70	13.41 to 13.64
2009	3,833	1.27	4,853	0.23	0.50 to 0.70	41.82 to 42.11

MML Conservative Allocation Division
2013	105,407	1.18 to 1.70	145,525	2.51	0.50 to 0.75	10.49 to 10.76
2012	66,623	1.07 to 1.53	86,570	2.17	0.50 to 0.75	10.57 to 10.85
2011	87,728	0.97 to 1.38	108,009	2.51	0.50 to 0.75	(3.13) to 2.06
2010	42,148	1.35 to 1.36	56,930	1.90	0.50 to 0.70	11.13 to 11.35
2009	5,495	1.22	6,676	0.91	0.50 to 0.70	20.30 to 20.54

MML Emerging Growth Division
2013	-	-	-	-	-	-
2012[6]	-	-	-	-	0.25 to 1.00	6.61 to 6.87
2011	2,400,038	0.82 to 1.00	1,924,409	-	0.25 to 1.00	(7.47) to (6.78)
2010	2,660,583	0.88 to 1.08	2,223,343	-	0.25 to 1.00	24.04 to 24.98
2009	2,251,981	0.71 to 0.87	1,564,056	-	0.25 to 1.00	11.04 to 11.87

MML Enhanced Index Core Equity Division
2013	-	-	-	-	-	-
2012[6]	-	-	-	2.23	0.25 to 1.00	8.55 to 8.82
2011	667,487	1.26 to 1.54	971,266	1.49	0.25 to 1.00	1.55 to 2.32
2010	639,314	1.24 to 1.50	910,162	1.49	0.25 to 1.00	13.06 to 13.91
2009	651,990	1.10 to 1.32	817,053	-	0.25 to 1.00	22.83 to 23.76

MML Equity Division
2013	34,299,445	1.70 to 1.84	89,227,360	1.89	0.25 to 1.00	31.95 to 32.94
2012	37,814,530	1.28 to 1.40	74,739,653	1.93	0.25 to 1.00	14.89 to 15.76
2011	41,138,324	1.10 to 1.22	71,139,765	1.53	0.25 to 1.00	(4.71) to (4.00)
2010	45,095,517	1.15 to 1.28	82,668,620	1.85	0.25 to 1.00	13.63 to 14.48
2009	47,645,326	1.00 to 1.12	77,033,704	2.70	0.25 to 1.00	29.41 to 30.39

MML Equity Income Division
2013	72,358	1.97 to 1.99	143,100	1.98	0.50 to 0.70	29.03 to 29.28
2012	56,231	1.53 to 1.54	86,129	2.00	0.50 to 0.70	16.50 to 16.73
2011	49,983	1.31 to 1.32	65,666	1.78	0.50 to 0.70	(1.48) to (1.29)
2010	26,538	1.33 to 1.34	35,339	1.70	0.50 to 0.70	14.15 to 14.38
2009	14,117	1.17	16,469	3.05	0.50 to 0.70	24.32 to 24.57

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Index Division
2013	36,579,510	$1.92 to $1.99	$64,323,607	1.65%	0.25% to 1.00%	30.71% to 31.69%
2012	39,846,325	1.47 to 1.51	53,232,183	1.66	0.25 to 1.00	14.54 to 15.40
2011	45,920,165	1.28 to 1.31	54,758,362	1.65	0.25 to 1.00	0.83 to 1.59
2010	52,403,078	0.99 to 1.27	61,598,870	1.79	0.25 to 1.00	13.62 to 14.48
2009	67,934,218	0.86 to 1.12	81,216,884	2.58	0.25 to 1.00	25.07 to 26.02

MML Foreign Division
2013	54,443	1.70 to 1.72	92,715	1.95	0.50 to 0.70	19.96 to 20.20
2012	44,972	1.42 to 1.43	63,764	2.08	0.50 to 0.70	18.23 to 18.47
2011	43,180	1.20 to 1.21	51,819	2.10	0.50 to 0.70	(10.53) to (10.35)
2010	19,043	1.34	25,498	1.80	0.50 to 0.70	3.97 to 4.18
2009	5,390	1.29	6,942	2.15	0.50 to 0.70	28.37 to 28.63

MML Global Division
2013	29,060	2.13 to 2.15	61,856	1.18	0.50 to 0.70	27.44 to 27.70
2012	24,024	1.67 to 1.68	40,125	1.03	0.50 to 0.70	22.92 to 23.17
2011	23,258	1.36 to 1.37	31,598	1.00	0.50 to 0.70	(4.82) to (4.63)
2010	14,351	1.43	20,486	0.64	0.50 to 0.70	12.04 to 12.26
2009	2,284	1.27 to 1.28	2,909	0.78	0.50 to 0.70	31.04 to 31.30

MML Growth & Income Division
2013	57,407	1.99 to 2.02	114,774	1.30	0.50 to 0.70	31.61 to 31.87
2012	47,053	1.52 to 1.53	71,378	1.23	0.50 to 0.70	18.65 to 18.89
2011	44,459	1.28 to 1.29	56,892	1.17	0.50 to 0.70	(2.51) to (2.32)
2010	23,621	1.31 to 1.32	30,948	1.59	0.50 to 0.70	10.70 to 10.92
2009	6,653	1.18 to 1.19	7,875	2.63	0.50 to 0.70	26.77 to 27.02

MML Growth Allocation Division
2013	219,906	1.27 to 1.98	404,273	1.78	0.50 to 0.75	21.72 to 22.03
2012	162,815	1.05 to 1.62	242,187	1.40	0.50 to 0.75	13.63 to 13.92
2011[5]	137,834	0.92 to 1.42	186,182	2.03	0.50 to 0.75	(7.90) to (0.91)
2010	82,046	1.43	117,219	1.14	0.50 to 0.70	14.12 to 14.35
2009	58,156	1.25	72,800	0.43	0.50 to 0.70	28.70 to 28.96

MML Income & Growth Division
2013	83,373	1.80 to 1.82	151,087	1.77	0.50 to 0.70	23.75 to 23.99
2012	77,881	1.45 to 1.47	113,893	1.11	0.50 to 0.70	11.18 to 11.40
2011	69,265	1.31 to 1.32	90,944	3.25	0.50 to 0.70	4.87 to 5.08
2010	19,104	1.25	23,838	2.54	0.50 to 0.70	10.92 to 11.14
2009	8,942	1.12 to 1.13	10,051	1.14	0.50 to 0.70	17.23 to 17.47

MML Inflation-Protected and Income Division
2013	4,012,322	1.35 to 1.56	5,991,173	1.87	0.25 to 1.00	(9.59) to (8.91)
2012	4,344,169	1.49 to 1.72	7,141,208	3.18	0.25 to 1.00	5.82 to 6.62
2011	4,169,627	1.41 to 1.61	6,448,450	5.00	0.25 to 1.00	12.37 to 13.21
2010	3,947,695	1.25 to 1.42	5,411,492	3.21	0.25 to 1.00	5.50 to 6.30
2009	3,726,206	1.19 to 1.34	4,818,063	2.11	0.25 to 1.00	10.06 to 10.89

MML Managed Bond Division
2013	17,856,010	1.48 to 2.16	38,464,642	3.09	0.25 to 1.00	(2.62) to (1.88)
2012	19,110,549	1.52 to 2.21	42,140,565	2.87	0.25 to 1.00	4.72 to 5.51
2011	19,379,964	1.45 to 2.09	40,641,077	3.65	0.25 to 1.00	6.25 to 7.04
2010	21,476,189	1.37 to 1.95	42,827,727	3.62	0.25 to 1.00	5.90 to 6.70
2009	26,093,305	1.29 to 1.83	54,621,370	4.34	0.25 to 1.00	9.11 to 9.93

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Managed Volatility Division
2013	6,561,481	$1.60 to $1.66	$10,035,349	1.41%	0.25% to 1.00%	16.66% to 17.54%
2012	6,753,003	1.37 to 1.42	8,830,980	0.70	0.25 to 1.00	12.03 to 12.88
2011	7,031,848	1.23 to 1.25	8,187,476	0.90	0.25 to 1.00	(4.85) to (4.13)
2010	7,084,652	1.29 to 1.31	8,632,352	0.81	0.25 to 1.00	11.23 to 12.07
2009	7,472,693	1.16 to 1.17	8,149,468	1.16	0.25 to 1.00	29.33 to 30.31

MML Mid Cap Growth Division
2013	80,406	2.63 to 2.65	211,733	0.29	0.50 to 0.70	35.73 to 36.01
2012	74,452	1.93 to 1.95	144,247	-	0.50 to 0.70	12.99 to 13.21
2011	47,820	1.71 to 1.72	81,957	-	0.50 to 0.70	(1.91) to (1.72)
2010	32,572	1.75	56,869	-	0.50 to 0.70	27.17 to 27.42
2009	19,485	1.37 to 1.38	26,752	-	0.50 to 0.70	44.34 to 44.63

MML Mid Cap Value Division
2013	66,530	2.23 to 2.25	148,462	1.87	0.50 to 0.70	29.52 to 29.78
2012	59,325	1.72 to 1.73	102,193	1.67	0.50 to 0.70	15.89 to 16.12
2011	49,852	1.48 to 1.49	74,056	2.03	0.50 to 0.70	(1.33) to (1.13)
2010	42,933	1.50 to 1.51	64,632	1.53	0.50 to 0.70	19.26 to 19.50
2009	20,506	1.26	25,877	1.50	0.50 to 0.70	29.40 to 29.66

MML Moderate Allocation Division
2013	302,700	1.23 to 1.85	436,789	1.76	0.50 to 0.75	16.69 to 16.98
2012	246,607	1.06 to 1.58	297,223	1.79	0.50 to 0.75	12.32 to 12.61
2011	81,327	0.94 to 1.41	104,444	2.36	0.50 to 0.75	(5.81) to 0.50
2010	49,900	1.39 to 1.40	69,624	1.41	0.50 to 0.70	12.69 to 12.91
2009	22,348	1.24	27,644	0.39	0.50 to 0.70	25.03 to 25.28

MML Money Market Division
2013	52,373,766	1.05 to 1.34	85,328,083	-	0.25 to 1.00	(1.00) to (0.25)
2012[6]	52,882,289	1.06 to 1.34	86,598,868	-	0.25 to 1.00	(1.00) to (0.25)
2011	52,425,706	1.07 to 1.35	87,096,765	-	0.25 to 1.00	(0.99) to (0.25)
2010	51,806,766	1.08 to 1.35	86,930,236	0.03	0.25 to 1.00	(1.00) to (0.24)
2009	34,759,587	1.09 to 1.35	53,960,073	0.05	0.25 to 1.00	(0.93) to (0.18)

MML NASDAQ-100® Division
2013	-	-	-	-	-	-
2012[6]	-	-	-	0.43	0.25 to 1.00	15.66 to 15.95
2011	1,931,859	1.22 to 1.50	1,957,623	0.27	0.25 to 1.00	2.11 to 2.87
2010	1,725,468	1.18 to 1.47	1,767,344	0.13	0.25 to 1.00	18.48 to 19.37
2009	1,740,364	0.99 to 1.24	1,500,211	-	0.25 to 1.00	52.26 to 53.41

MML Small Cap Equity Division
2013	8,866,487	1.99 to 2.67	21,488,294	1.01	0.25 to 1.00	39.62 to 40.67
2012	9,408,369	1.42 to 1.90	16,299,260	-	0.25 to 1.00	17.20 to 18.09
2011	9,868,962	1.22 to 1.61	14,532,093	0.97	0.25 to 1.00	(3.15) to (2.42)
2010	10,291,048	1.25 to 1.65	15,629,893	0.78	0.25 to 1.00	22.15 to 23.07
2009	10,624,798	1.03 to 1.34	13,195,600	0.52	0.25 to 1.00	35.19 to 36.21

MML Small Cap Growth Equity Division
2013	5,542,577	2.33 to 2.50	12,366,285	-	0.25 to 1.00	47.04 to 48.14
2012	5,685,483	1.59 to 1.69	8,576,441	-	0.25 to 1.00	12.28 to 13.13
2011	5,889,171	1.41 to 1.49	7,935,003	-	0.25 to 1.00	(6.18) to (5.47)
2010	6,409,333	1.26 to 1.51	9,082,122	-	0.25 to 1.00	21.05 to 21.96
2009	6,634,417	1.04 to 1.24	7,722,853	-	0.25 to 1.00	37.03 to 38.06

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small Cap Index Division
2013	-	$-	$-	-%	-%	-%
2012[6]	-	-	-	1.02	0.50 to 0.70	7.52 to 7.59
2011	56,063	1.44 to 1.45	80,991	0.75	0.50 to 0.70	(0.15) to 0.05
2010	30,398	1.44 to 1.45	43,926	0.61	0.50 to 0.70	24.73 to 24.98
2009	15,176	1.16	17,573	1.01	0.50 to 0.70	23.93 to 24.18

MML Small Company Opportunities Division
2013	-	-	-	-	-	-
2012	-	-	-	-	-	-
2011	-	-	-	-	-	-
2010	-	-	-	-	-	-
2009	-	-	-	-	0.25 to 1.00	(8.98) to (8.75)

MML Small/Mid Cap Value Division
2013	62,311	2.50 to 2.53	156,336	0.75	0.50 to 0.70	37.22 to 37.49
2012	54,691	1.82 to 1.84	99,971	0.73	0.50 to 0.70	18.23 to 18.47
2011	43,900	1.54 to 1.55	67,786	0.60	0.50 to 0.70	(8.14) to (7.96)
2010	40,592	1.68 to 1.69	68,265	0.63	0.50 to 0.70	25.96 to 26.21
2009	24,426	1.33 to 1.34	32,587	1.28	0.50 to 0.70	41.73 to 42.01

MML Strategic Emerging Markets Division
2013	83,475	0.80	66,571	-	0.75	(7.12)
2012	35,608	0.86	30,574	0.23	0.75	15.33
2011[5]	66,489	0.74	49,500	2.23	0.75	(25.55)

Oppenheimer Capital Appreciation Division
2013	33,324,006	1.67 to 2.11	57,460,836	0.99	0.25 to 1.00	28.45 to 29.42
2012	35,775,295	1.30 to 1.63	48,285,194	0.65	0.25 to 1.00	12.98 to 13.83
2011	38,544,774	1.15 to 1.43	48,028,800	0.36	0.25 to 1.00	(2.13) to (1.40)
2010	40,910,959	0.88 to 1.17	51,752,489	0.18	0.25 to 1.00	8.33 to 9.14
2009	43,934,621	0.81 to 1.08	51,519,653	0.32	0.25 to 1.00	43.08 to 44.16

Oppenheimer Capital Income Division
2013	1,227,409	1.68 to 2.61	2,058,247	2.34	0.30 to 0.75	12.32 to 12.83
2012	1,236,022	1.49 to 2.31	1,844,200	1.43	0.30 to 0.75	11.50 to 12.00
2011	1,018,216	1.34 to 2.07	1,362,538	2.47	0.30 to 0.75	(0.03) to 0.42
2010	1,212,767	1.34 to 2.06	1,621,920	1.41	0.30 to 0.75	12.07 to 12.58
2009	1,549,852	1.20 to 1.83	1,867,211	-	0.30 to 0.75	20.98 to 21.53

Oppenheimer Core Bond Division
2013	8,200,597	0.98 to 1.36	9,852,499	5.07	0.25 to 1.00	(1.09) to (0.35)
2012	8,000,160	0.99 to 1.36	9,724,136	4.91	0.25 to 1.00	9.19 to 10.02
2011	8,152,821	0.91 to 1.24	9,074,810	5.77	0.25 to 1.00	7.19 to 8.00
2010	8,276,276	0.85 to 1.15	8,564,975	1.77	0.25 to 1.00	10.31 to 11.14
2009	9,092,953	0.77 to 1.03	8,508,480	-	0.25 to 1.00	8.52 to 9.34

Oppenheimer Discovery Mid Cap Growth Division
2013	22,123,738	1.83 to 1.90	42,931,488	0.01	0.25 to 1.00	34.63 to 35.64
2012	23,765,600	1.36 to 1.40	34,288,188	-	0.25 to 1.00	15.29 to 16.16
2011	25,929,947	1.18 to 1.21	33,096,336	-	0.25 to 1.00	0.09 to 0.84
2010	27,234,225	0.60 to 1.18	34,625,013	-	0.25 to 1.00	26.20 to 27.15
2009	28,446,709	0.47 to 0.93	28,826,998	-	0.25 to 1.00	31.29 to 32.28

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Division
2013	29,194,743	$2.29 to $3.72	$84,615,167	1.37%	0.25% to 1.00%	26.04% to 26.99%
2012	30,272,922	1.82 to 2.93	69,631,460	2.14	0.25 to 1.00	20.06 to 20.96
2011	31,987,196	1.52 to 2.42	61,792,668	1.27	0.25 to 1.00	(9.20) to (8.52)
2010	33,156,399	1.51 to 1.67	70,778,086	1.42	0.25 to 1.00	14.81 to 15.67
2009	35,215,163	1.31 to 1.45	65,965,703	2.20	0.25 to 1.00	38.38 to 39.42

Oppenheimer Global Strategic Income Division
2013	11,537,922	1.65 to 2.37	24,952,498	5.03	0.25 to 1.00	(1.13) to (0.38)
2012	12,149,528	1.66 to 2.38	26,673,790	5.62	0.25 to 1.00	12.40 to 13.25
2011	9,803,698	1.48 to 2.10	19,343,851	3.21	0.25 to 1.00	(0.15) to 0.60
2010	10,110,415	1.48 to 2.09	20,001,958	8.52	0.25 to 1.00	13.82 to 14.68
2009	10,529,486	1.30 to 1.82	18,465,839	0.49	0.25 to 1.00	17.65 to 18.53

Oppenheimer High Income Division
2013	-	-	-	-	-	-
2012[9]	-	-	-	16.73	0.25 to 1.00	11.92 to 12.62
2011	12,262,660	0.35 to 0.43	5,201,130	8.52	0.25 to 1.00	(3.30) to (2.58)
2010	10,943,391	0.36 to 0.44	4,644,128	6.76	0.25 to 1.00	13.67 to 14.52
2009	18,618,630	0.32 to 0.39	7,001,125	-	0.25 to 1.00	24.07 to 25.00

Oppenheimer International Growth Division
2013	11,660,980	2.27 to 2.50	25,573,826	1.36	0.25 to 1.00	24.62 to 25.55
2012	12,037,547	1.81 to 2.00	21,261,385	1.47	0.25 to 1.00	21.00 to 21.91
2011	12,186,492	1.48 to 1.66	17,776,910	0.97	0.25 to 1.00	(8.09) to (7.40)
2010	12,239,309	1.60 to 1.80	19,390,508	1.22	0.25 to 1.00	13.62 to 14.47
2009	12,070,404	1.40 to 1.59	16,817,186	1.43	0.25 to 1.00	37.86 to 38.90

Oppenheimer Main Street Division
2013	14,473,103	1.59 to 1.88	24,807,564	1.10	0.25 to 1.00	30.46 to 31.44
2012	15,305,185	1.21 to 1.44	20,075,764	0.97	0.25 to 1.00	15.71 to 16.58
2011	15,256,104	1.04 to 1.25	17,195,975	0.85	0.25 to 1.00	(1.01) to (0.26)
2010	16,112,487	1.04 to 1.26	18,311,799	1.09	0.25 to 1.00	14.95 to 15.82
2009	16,908,351	0.90 to 1.09	16,715,236	1.87	0.25 to 1.00	27.01 to 27.97

Oppenheimer Main Street Small Cap Division
2013	739,046	3.65 to 3.85	2,719,527	0.90	0.30 to 0.75	39.96 to 40.59
2012	783,075	2.61 to 2.74	2,057,667	0.55	0.30 to 0.75	17.10 to 17.63
2011	946,713	2.23 to 2.33	2,122,180	0.66	0.30 to 0.75	(2.94) to (2.50)
2010	1,146,038	2.29 to 2.39	2,652,171	0.80	0.30 to 0.75	22.48 to 23.04
2009	1,723,162	1.87 to 1.94	3,250,524	0.87	0.30 to 0.75	36.17 to 36.79

Oppenheimer Money Division
2013	3,359,495	1.32 to 1.58	4,414,066	0.01	0.30 to 0.75	(0.73) to (0.29)
2012	8,875,425	1.33 to 1.58	11,560,192	0.01	0.30 to 0.75	(0.74) to (0.29)
2011	8,028,578	1.34 to 1.59	10,570,875	0.01	0.30 to 0.75	(0.73) to (0.29)
2010	9,104,355	1.35 to 1.59	11,997,956	0.03	0.30 to 0.75	(0.72) to (0.27)
2009	9,859,783	1.36 to 1.60	12,998,461	0.33	0.30 to 0.75	(0.43) to 0.02

Panorama Growth Division
2013	-	-	-	-	-	-
2012[8]	-	-	-	1.26	0.60 to 0.75	14.08 to 14.14
2011	907,845	0.94 to 0.95	863,093	0.79	0.60 to 0.75	(0.50) to (0.36)
2010	901,737	0.94 to 0.96	860,806	1.13	0.60 to 0.75	14.65 to 14.82
2009	814,996	0.82 to 0.84	680,475	1.99	0.60 to 0.75	28.22 to 28.41

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Panorama Total Return Division
2013	-	$-	$-	-%	-%	-%
2012[7]	-	-	-	2.59	0.60 to 0.75	5.96 to 6.01
2011	329,445	1.01 to 1.07	354,138	3.06	0.60 to 0.75	(0.51) to (0.37)
2010	415,272	1.02 to 1.08	446,930	1.71	0.60 to 0.75	15.83 to 16.01
2009	449,217	0.88 to 0.93	417,604	-	0.60 to 0.75	18.89 to 19.06

PIMCO VIT Commodity Real Return Strategy Division
2013	59,232	1.26 to 1.28	74,963	1.59	0.50 to 0.70	(15.31) to (15.14)
2012	47,773	1.49 to 1.50	71,399	2.45	0.50 to 0.70	4.39 to 4.60
2011	37,325	1.43 to 1.44	53,414	14.12	0.50 to 0.70	(8.19) to (8.00)
2010	24,826	1.56	38,703	15.43	0.50 to 0.70	23.38 to 23.63
2009	12,860	1.26	16,236	5.09	0.50 to 0.70	40.63 to 40.91

T. Rowe Price Blue Chip Growth Division
2013	3,394,808	2.20 to 2.70	8,652,633	0.03	0.25 to 1.00	39.75 to 40.80
2012	3,243,806	1.58 to 1.92	5,893,798	0.15	0.25 to 1.00	17.08 to 17.96
2011	3,295,855	1.35 to 1.63	5,100,575	-	0.25 to 1.00	0.51 to 1.26
2010	3,243,790	1.34 to 1.61	4,981,764	-	0.25 to 1.00	15.23 to 16.10
2009	3,044,135	1.16 to 1.38	4,045,626	-	0.25 to 1.00	40.77 to 41.83

T. Rowe Price Equity Income Division
2013	7,432,560	1.99 to 2.45	17,217,992	1.55	0.25 to 1.00	28.43 to 29.40
2012	7,662,547	1.55 to 1.89	13,780,545	2.17	0.25 to 1.00	15.98 to 16.86
2011	7,509,806	1.34 to 1.62	11,611,204	1.77	0.25 to 1.00	(1.70) to (0.96)
2010	7,438,051	1.36 to 1.63	11,669,725	1.93	0.25 to 1.00	13.88 to 14.73
2009	7,204,568	1.19 to 1.42	9,897,056	2.02	0.25 to 1.00	24.35 to 25.29

T. Rowe Price Limited-Term Bond Division
2013	4,694	1.60	7,527	1.54	0.60	(0.47)
2012	4,843	1.61	7,802	2.06	0.60	1.85
2011	90,207	1.58	142,681	2.46	0.60	1.00
2010	219,127	1.57	343,179	2.89	0.60	2.48
2009	490,001	1.53	748,807	3.50	0.60	7.66

T. Rowe Price Mid-Cap Growth Division
2013	15,301,910	2.76 to 4.27	49,645,211	-	0.25 to 1.00	35.33 to 36.35
2012	17,542,488	2.04 to 3.13	42,564,470	-	0.25 to 1.00	12.76 to 13.61
2011	19,158,074	1.81 to 2.75	41,113,827	-	0.25 to 1.00	(2.25) to (1.52)
2010	20,456,685	1.85 to 2.80	44,787,710	-	0.25 to 1.00	26.84 to 27.80
2009	21,775,816	1.46 to 2.19	37,514,690	-	0.25 to 1.00	44.20 to 45.28

T. Rowe Price New America Growth Division
2013	1,435,611	1.78 to 2.22	2,638,042	-	0.30 to 0.75	36.98 to 37.60
2012	1,675,727	1.30 to 1.61	2,246,293	0.50	0.30 to 0.75	12.27 to 12.78
2011	1,517,112	1.16 to 1.43	1,788,124	0.22	0.30 to 0.75	(1.81) to (1.37)
2010	1,479,655	1.18 to 1.45	1,778,654	0.21	0.30 to 0.75	18.76 to 19.29
2009	1,577,233	0.99 to 1.21	1,593,130	-	0.30 to 0.75	48.65 to 49.32

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Templeton Foreign Securities Division
2013	7,354,962	$1.90 to $2.04	$13,555,490	2.36%	0.25% to 1.00%	21.75% to 22.66%
2012	7,730,866	1.55 to 1.67	11,657,252	2.97	0.25 to 1.00	17.05 to 17.94
2011	7,856,011	1.31 to 1.43	10,091,949	1.73	0.25 to 1.00	(11.52) to (10.86)
2010	7,920,583	1.47 to 1.61	11,487,517	1.89	0.25 to 1.00	7.33 to 8.14
2009	8,077,810	1.36 to 1.50	10,877,673	3.12	0.25 to 1.00	35.68 to 36.70

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division.
[5]	For the period May 1, 2011 (date the fund was first offered as a funding option by Massachusetts Mutual Variable Life Separate Account I) through December 31, 2011.
[6]	Effective April 27, 2012, this fund closed and is no longer available.
[7]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Division merged into Oppenheimer Balanced Division.
[8]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Division merged into Oppenheimer Main Street Division.
[9]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012, Oppenheimer High Income Division merged into Oppenheimer Global Strategic Income Division.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.04 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.28 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

9.	FUND REPLACEMENT

In 2009, MML Growth Equity Division was replaced by MML Blue Chip Growth Division. The former division had the contract value transferred to the current division.

Replaced Fund (no longer available)	Replacement Fund	Former Division	Current Division

Fund re-named
MML Growth Equity Fund	MML Blue Chip Growth Fund	MML Growth Equity Division	MML Blue Chip Growth Division

10.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 4, 2014, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2013 and 2012, and the related statutory statements of income (loss), changes in surplus, and cash flows for the three-year period ended December 31, 2013, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

LA2045

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles also are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for the three-year period ended December 31, 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the three-year period ended December 31, 2013, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

February 21, 2014

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2013	2012

	(In Millions)

Assets:

Bonds	$67,196	$56,891
Preferred stocks	494	336
Common stocks - subsidiaries and affiliates	6,450	5,775
Common stocks - unaffiliated	928	834
Mortgage loans	16,465	13,957
Policy loans	10,585	10,022
Real estate	849	1,133
Partnerships and limited liability companies	7,189	6,538
Derivatives	6,117	2,858
Cash, cash equivalents and short-term investments	4,198	2,816
Other invested assets	19	1

Total invested assets	120,490	101,161
Investment income due and accrued	1,514	385
Federal income taxes	164	286
Deferred income taxes	1,166	607
Other than invested assets	1,050	870

Total assets excluding separate accounts	124,384	103,309
Separate account assets	58,392	52,340

Total assets	$182,776	$155,649

Liabilities and Surplus:

Policyholders’ reserves	$86,154	$73,734
Liabilities for deposit-type contracts	9,409	5,323
Contract claims and other benefits	379	320
Policyholders’ dividends	1,497	1,400
General expenses due or accrued	763	980
Asset valuation reserve	2,195	1,929
Repurchase agreements	3,487	3,822
Commercial paper	250	250
Derivative collateral	565	1,304
Derivatives	4,418	202
Other liabilities	2,753	1,367

Total liabilities excluding separate accounts	111,870	90,631
Separate account liabilities	58,382	52,331

Total liabilities	170,252	142,962
Surplus	12,524	12,687

Total liabilities and surplus	$182,776	155,649

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME (LOSS)

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Revenue:

Premium income	$20,437	$20,327	$13,491
Net investment income	5,471	4,928	4,783
Reserve adjustments on reinsurance ceded	50	57	48
Fees and other income	805	540	528

Total revenue	26,763	25,852	18,850

Benefits and expenses:

Policyholders’ benefits	18,368	10,921	10,109
Change in policyholders’ reserves	5,892	10,827	5,239
Change in reserves due to the RPG reinsurance agreement	(2,050)	-	-
General insurance expenses	1,705	1,422	1,258
Ceding commission on reinsurance agreement	355	-	-
Commissions	783	605	541
State taxes, licenses and fees	186	159	139

Total benefits and expenses	25,239	23,934	17,286

Net gain from operations before dividends and federal income taxes	1,524	1,918	1,564

Dividends to policyholders	1,475	1,379	1,313

Net gain from operations before federal income taxes	49	539	251

Federal income tax benefit	(142)	(108)	(293)

Net gain from operations	191	647	544

Net realized capital (losses) gains after tax and transfers to interest maintenance reserve	(477)	109	(199)

Net (loss) income	$(286)	$756	$345

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Surplus, beginning of year	$12,687	$11,417	$10,352

Increase (decrease) due to:
Net (loss) income	(286)	756	345
Change in net unrealized capital gains, net of tax	(211)	743	1,432
Change in net unrealized foreign exchange capital gains, net of tax	40	(8)	(53)
Change in other net deferred income taxes	264	(551)	(11)
Change in nonadmitted assets	112	156	(120)
Change in reserve valuation basis	(56)	-	-
Change in asset valuation reserve	(266)	(246)	(255)
Change in surplus notes	-	399	-
Prior period adjustments	(84)	(32)	1
Change in minimum pension liability	305	52	(273)
Other	19	1	(1)

Net (decrease) increase	(163)	1,270	1,065

Surplus, end of year	$12,524	$12,687	$11,417

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Cash from operations:
Premium and other income collected	$21,237	$20,879	$14,046
Net investment income	5,345	4,789	4,503
Benefit payments	(17,914)	(10,670)	(9,963)
Net transfers from (to) separate accounts	1,078	(5,755)	(997)
Commissions and other expenses	(562)	(2,021)	(2,164)
Dividends paid to policyholders	(1,377)	(1,313)	(1,208)
Federal and foreign income taxes recovered	112	26	88

Net cash from operations	7,919	5,935	4,305

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	19,724	16,842	18,638
Preferred and common stocks - unaffiliated	674	132	303
Mortgage loans	2,200	2,056	1,990
Real estate	130	103	115
Partnerships	1,408	1,006	1,031
Common stocks - affiliated	137	646	2
Derivatives	(550)	63	624
Other	(214)	(131)	146

Total investment proceeds	23,509	20,717	22,849

Cost of investments acquired:
Bonds	(29,723)	(19,737)	(21,216)
Preferred and common stocks - unaffiliated	(559)	(342)	(460)
Mortgage loans	(4,749)	(3,582)	(3,159)
Real estate	112	(121)	(245)
Partnerships	(2,048)	(1,515)	(1,327)
Common stocks - affiliated	(732)	(461)	(717)
Derivatives	(176)	(203)	132
Other	454	134	(101)

Total investments acquired	(37,421)	(25,827)	(27,093)
Net increase in policy loans	(563)	(543)	(519)

Net cash used in investing activities	(14,475)	(5,653)	(4,763)

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(138)	588	905
Cash provided from surplus notes	-	399	-
Change in repurchase and reverse repurchase agreements	(335)	242	(303)
Change in derivative collateral	(739)	(242)	259
Deposits for policyholders’ reserves related to reinsurance agreement	5,298	-	-
Liabilities for deposit-type contracts related to reinsurance agreement	3,885	-	-
Other cash (used) provided	(33)	(84)	89

Net cash from financing and other sources	7,938	903	950

Net change in cash, cash equivalents and short-term investments	1,382	1,185	492
Cash, cash equivalents and short-term investments, beginning of year	2,816	1,631	1,139

Cash, cash equivalents and short-term investments, end of year	$4,198	$2,816	$1,631

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (the Company), which is organized as a mutual life insurance company.

The Company and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate swap replications are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (f) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (h) certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (k) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (l) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in current year surplus on a pretax basis with any associated tax impact reported through earnings.

The following summarizes corrections of prior year errors:

	Year Ended December 31, 2013
	Increase (Decrease) to:		Correction
	Prior Year Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)
Policyholders’ reserves	$(74)	$(74)	$74
Premium income	(12)	(12)	12
Other invested assets	2	2	(2)

Total	$(84)	$(84)	$84

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2012
	Increase (Decrease) to:		Correction
	Prior Year Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(22)	$(22)	$22
General insurance expenses	(11)	(11)	11
Premium income	(3)	(3)	3
Net investment income	4	4	(4)

Total	$(32)	$(32)	$32

	Year Ended December 31, 2011
	Increase (Decrease) to:			Correction
	Prior Year Income	Prior Year Surplus	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(11)	$-	$(11)	$11
General insurance expenses	(8)	-	(8)	8
Net investment income	(7)	2	(5)	5
Other	8	-	8	(8)
Derivatives and other invested assets	7	-	7	(7)
Other than invested assets	7	(2)	5	(5)
Premium income	5	-	5	(5)

Total	$1	$-	$1	$(1)

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are obligations that are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the Securities Valuation Office (SVO) of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State) and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets, as well as a portion of its noncontrolling interests (NCI) and appropriated retained earnings (ARE), after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,157 million and $2,165 million as of December 31, 2013 and 2012, respectively. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary, consistent with common stocks - unaffiliated.

Refer to Note 4d. “Common stocks - subsidiaries and affiliates” for further information on the valuation of MMHLLC.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2013 and 2012. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

k.	Derivatives

Interest rate swaps and credit default index swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not available or are considered not reliable, the internally derived value is recorded. Changes in the fair value of these instruments other than interest rate swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds and money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex -dividend date. Due and accrued income is nonadmitted on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, receivables from subsidiaries and affiliates, other receivables and fixed assets.

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Within fixed assets, most unamortized software and office equipment are nonadmitted assets.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which audits are not performed, certain other receivables, furniture and equipment, uncollected premiums and certain intangible assets. These assets are designated as nonadmitted and are excluded from the Statutory Statements of Financial Position through a charge against surplus.

p.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company. Selection of the separate account investments is directed by group and individual variable annuity, variable life and other insurance contract holders/policyholders. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, as noted below, and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract holder/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract holder/policyholder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Income (Loss).

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income (Loss) with the offset recorded in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders/policyholders and are not recorded in the Statutory Statements of Income (Loss). Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders/policyholders and, accordingly, are reflected in the separate account liability to the contract holder/policyholder.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

In order to maintain a prudent level of reserve adequacy, the Company elected to hold additional life insurance reserves over and above the amounts calculated by the methods described above.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company have offered a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs offered by MassMutual are guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll- up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are ten, twenty and twenty-six years.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company first issued GMIB Basic in 2002 and suspended issuing these contracts in August 2007. These GMIB Basic contracts cannot be annuitized within seven years of issuance and do not have access to the guarantee value other than through annuitization.

GMIB Plus replaced GMIB Basic and was available from September 2007 through March 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and are based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, policyholder elections for GMIBs, currently held applicable hedge asset cash flows, expenses and discount interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

s.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 58% and 66% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2013 and 2012, respectively.

t.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported as a liability and the change in AVR, net of tax, is reported in surplus.

v.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

w.	Repurchase agreements

The Company has entered into repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes). Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of the Notes, the carrying value approximates fair value.

y.	Other liabilities

Other liabilities primarily consist of derivative payables, IMR, amounts held for agents, remittances and items not allocated, pending securities settlements and unearned income.

z.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and long-term care premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses) are recognized in net income and include OTTI, and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, collateral type, investment structure and credit quality are critical elements in determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established, and recorded in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation, which is done on an individual loan basis, is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the expected loss on the loan, the valuation allowance will be adjusted. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be required if the property’s estimated future net cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value. A new cost basis is recorded with an adjustment to realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk -free rate ranging from 0.3% for future benefits of two years to 2.8% for future benefits of ten or more years and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; and changes in the fair value of bonds and preferred stocks that are carried at fair value. Changes in the Company’s equity investments in partnerships, LLCs and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in surplus net of tax.

cc.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two -week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest on a pro-rata basis at the time of retirement, death or disability with immediate settlement. A formula serves as the basis for the phantom share price, based on the management basis core operating earnings of the Company and its subsidiaries. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

dd.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statutory Statements of Income (Loss) as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Income (Loss) that differ from the federal statutory tax rate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

a.	Adoption of new accounting standards

In March 2011, the NAIC issued revisions to Statement of Statutory Accounting Principles (SSAP) No. 100, “Fair Value Measurements,” which requires additional fair value disclosures. These additional disclosures include a disclosure of the fair value hierarchy of items that are disclosed with a fair value measurement but are not valued at fair value in the balance sheet. Also, for financial instruments carried at fair value, companies are required to disclose purchases, sales, issuances and settlements on a gross basis for fair value measurements categorized in Level 3 of the fair value hierarchy. These new requirements were effective January 1, 2012.

In November 2011, the NAIC issued SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.” This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement supersedes SSAP No. 10, “Income Taxes” and SSAP No. 10R, “Income Taxes, A Temporary Replacement of SSAP No. 10,” which expired on December 31, 2011. SSAP No. 101, which was effective on January 1, 2012, has: 1) restricted the ability to use the 3 years/15 percent of surplus admission rule to those reporting entities that meet the modified Risk Based Capital (RBC) ratio (Ex-DTA RBC ratio) threshold, 2) changed the recognition threshold for recording tax contingency reserves from a probable liability standard to a more-likely-than-not liability standard, 3) required the disclosure of tax planning strategies that relate to reinsurance and, 4) required consideration of reversal patterns of DTAs and Deferred Tax Liabilities (DTLs) in determining the extent to which DTLs could offset DTAs on the balance sheet. There was no cumulative effect of adopting this standard.

In March 2012, the NAIC issued SSAP No. 102 “Accounting for Pensions, Replacement of SSAP No. 89,” which was effective on January 1, 2013. This SSAP primarily adopts U.S. GAAP accounting guidance for pensions by requiring entities to measure the pension liability at the projected benefit obligation and to recognize the funded status of the defined benefit pension plan on the statement of financial position. The projected benefit obligation includes amounts for both vested and non-vested participants and makes assumptions for future compensation increases. The adoption of this SSAP on January 1, 2013 created an additional pension liability of $43 million of which the Company immediately recorded $8 million as a decrease to surplus. The remaining $35 million transition liability has been deferred and will be amortized through 2021.

In March 2012, the NAIC issued SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14,” which was effective January 1, 2013. Under this SSAP, participants not yet eligible to retire will also be included in the accumulated postretirement benefit obligation. The accumulated postretirement benefit obligation is already recorded on a U.S. GAAP basis on the books of MMHLLC, a subsidiary of the Company. The adjusted U.S. GAAP equity of this subsidiary is included in admitted assets of the Company for statutory purposes. Therefore, there was no impact from the adoption of this SSAP besides disclosure.

In March 2012, the NAIC issued SSAP No. 103, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” which superseded SSAP No. 91R, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” The change to SSAP No. 91R incorporates the U.S. GAAP guidance of the Financial Accounting Standards Board (FASB) Statement No. 166, “Accounting for Transfers and Servicing of Financial Assets, an amendment of FASB Statement No. 140,” and Accounting Standards Update No. 2011-03, “Transfers and Servicing (Topic 860), Reconsideration of Effective Control for Repurchase Agreements,” with modifications to conform the guidance to statutory accounting concepts. These modifications are primarily related to concepts that are not applicable or consistent with statutory accounting (e.g., rejection of U.S. GAAP consideration for consolidated affiliates, references to U.S. GAAP standards, methods, references and guidance not adopted for/applicable to statutory accounting). The Company adopted the guidance prospectively as of January 1, 2013. Adoption of this guidance did not have an impact on the Company’s financial statements.

In August 2012, the NAIC issued new guidance pertaining to share-based payments. This new standard provides statutory accounting guidance on transactions in which an entity awards employees in share-based payments. It requires entities to measure share-based payments in the financial statements using a fair value-based measurement objective and recognize the compensation costs as employee services are consumed. It substantially adopts the stock compensation guidance in U.S. GAAP under Accounting Standards Codification Topic 718, Stock

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Compensation, which the Company has applied to its accounting for the phantom stock appreciation rights and phantom restricted stock since 2008. This guidance was issued as SSAP No. 104, “Share-Based Payments – Revised,” which supersedes SSAP No. 13, “Stock Options and Stock Purchase Plans,” and is effective prospectively for years beginning on January 1, 2013, although early adoption was permitted for the December 31, 2012 financial statements. The Company early adopted this statement as of December 31, 2012, and it did not have an impact on the Company’s financial statements.

In December 2013, the NAIC adopted modifications to SSAP No. 5R, “Liabilities, Contingencies and Impairment of Assets,” to clarify the reporting of joint and several liabilities. This clarification requires the liability reported to be determined using a consistent approach among reporting entities, and reflect the amount the insurer 1) has agreed to pay under the arrangement and 2) any additional amount the insurer expects to pay on behalf of its co-obligors. The same methodology is used for initial and subsequent measurement; therefore any changes that may impact the amount an insurer expects to pay would be reflected in the financial statements. This guidance was effective on issuance and it did not have an impact on the Company’s financial statements.

b.	Future adoption of new accounting standards

In December 2013, the NAIC issued SSAP No. 105, “Working Capital Finance Investments,” which establishes statutory accounting principles for working capital finance investments held by reporting entities. This statement also amends SSAP No. 20, “Nonadmitted Assets,” to allow working capital finance investments as admitted assets to the extent they conform to the requirements of SSAP No. 105. This new guidance is effective January 1, 2014, and will not have a significant impact on the Company’s financial statements.

In December 2013, the NAIC adopted modifications to SSAP No. 26, “Bonds, Excluding Loan-Backed and Structured Securities,” to clarify the amortization requirements for bonds with make-whole call provisions and bonds that are continuously callable. These revisions do not allow insurers to consider make-whole call provisions in determining the timeframe for amortizing bond premium or discount unless information is known by the reporting entity indicating that the issuer is expected to invoke the provision. These clarifying changes are effective January 1, 2014. The Company is currently in the process of assessing the potential impact of this guidance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2013

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$6,553	$461	$53	$6,961
All other governments	211	24	8	227
States, territories and possessions	1,894	64	57	1,901
Special revenue	4,461	440	26	4,875
Industrial and miscellaneous	48,652	2,313	897	50,068
Parent, subsidiaries and affiliates	5,425	317	19	5,723

Total	$67,196	$3,619	$1,060	$69,755

Note: The unrealized losses exclude $37 million of losses embedded in the carrying value, which include $36 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

	December 31, 2012

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$7,654	$1,148	$6	$8,796
All other governments	126	38	-	164
States, territories and possessions	1,449	192	-	1,641
Special revenue	3,983	964	2	4,945
Industrial and miscellaneous	38,419	4,003	223	42,199
Parent, subsidiaries and affiliates	5,260	325	112	5,473

Total	$56,891	$6,670	$343	$63,218

Note: The unrealized losses exclude $16 million of losses embedded in the carrying value, which include $11 million from NAIC Category 6 bonds and $5 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS as of December 31, 2013 and 2012.

		December 31,
		2013		2012

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/ Aa/ A	$38,974	58%	$34,375	61%
2	Baa	23,752	35	18,918	33
3	Ba	1,847	3	1,685	3
4	B	1,708	2	1,110	2
5	Caa and lower	525	1	679	1
6	In or near default	390	1	124	-

	Total	$67,196	100%	$56,891	100%

The following summarizes NAIC designations for RMBS and CMBS subject to modeling as of December 31, 2013 and 2012:

	December 31,
	2013					2012

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$1,493	100%	$2,935	100%	$1,856	97%	$2,775	100%
2	-	-	-	-	22	1	-	-
3	3	-	8	-	21	1	8	-
4	-	-	7	-	15	1	8	-
5	2	-	-	-	6	-	-	-
6	-	-	2	-	-	-	-	-

	$1,498	100%	$2,952	100%	$1,920	100%	$2,791	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2013 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$2,300	$2,348
Due after one year through five years	15,547	16,343
Due after five years through ten years	23,907	24,886
Due after ten years	25,442	26,178

Total	$67,196	$69,755

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	2013	Years Ended December 31, 2012		2011

		(In Millions	)

Proceeds from sales	$7,837	$5,104		$8,981
Gross realized capital gains from sales	245	292		436
Gross realized capital losses from sales	(195)	(38)		(152)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2013
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$1,820	$51	7	$52	$3	3
All other governments	46	5	27	29	4	18
States, territories and possessions	693	52	49	32	6	3
Special revenue	584	20	167	72	5	142
Industrial and miscellaneous	16,056	697	1,299	2,412	202	402
Parent, subsidiaries and affiliates	169	3	8	642	49	10

Total	$19,368	$828	1,557	$3,239	$269	578

Note: The unrealized losses include $37 million of losses embedded in the carrying value, which include $36 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2012

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$1,287	$6	2	$-	$-	-
States, territories and possessions	56	1	6	-	-	-
Special revenue	52	1	63	9	2	68
Industrial and miscellaneous	2,243	56	248	2,695	174	522
Parent, subsidiaries and affiliates	14	5	4	769	114	17

Total	$3,652	$69	323	$3,473	$290	607

Note: The unrealized losses include $16 million of losses embedded in the carrying value, which include $11 million from NAIC Category 6 bonds and $5 million from RMBS and CMBS whose ratings were obtained from outside modelers.

Based on the Company’s policies, as of December 31, 2013 and 2012, the Company has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized based on the Company’s analysis of fair value or, for loan-backed and structured securities, based on the present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2013, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $4,642 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,446 million and unrealized losses of $70 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $1,196 million and unrealized losses of $67 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2012, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $2,270 million. Securities in an unrealized loss position for less than 12 months had a fair value of $237 million and unrealized losses of $5 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2,033 million and unrealized losses of $166 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2013 or 2012 that were reacquired within 30 days of the sale date.

The Company had assets, which were on deposit with government authorities or trustees as required by law in the amount of $9 million as of December 31, 2013 and $70 million as of December 31, 2012.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2013 and 2012, RMBS had a total carrying value of $2,792 million and $2,981 million and a fair value of $3,110 million and $3,217 million, of which approximately 25% and 38%, based on carrying value, was classified as Alt-A, respectively. As of December 31, 2013 and 2012, Alt-A and subprime RMBS had a total carrying value of $1,298 million and $1,669 million and a fair value of $1,494 million and $1,718 million, respectively.

During the year ended December 31, 2013, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2013 and 2012, total leveraged loans and leveraged loan CDOs had a carrying value of $7,324 million and $5,504 million and a fair value of $7,558 million and $5,633 million, of which approximately 83% and 84%, based on carrying value, were domestic leveraged loans and CDOs, respectively.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $3,059 million and fair value of $3,164 million as of December 31, 2013 and a carrying value of $2,882 million and fair value of $3,150 million as of December 31, 2012.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2013	2012

	(In Millions)

Carrying value	$494	$336
Gross unrealized gains	16	28
Gross unrealized losses	-	(6)

Fair value	$510	$358

As of December 31, 2013, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $14 million in 7 issuers, none of which were in an unrealized loss position more than 12 months. As of December 31, 2012, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $117 million in 4 issuers, all of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2013 or 2012.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $412 million as of December 31, 2013 and $266 million as of December 31, 2012.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2013	2012

	(In Millions)

Adjusted cost basis	$886	$769
Gross unrealized gains	124	104
Gross unrealized losses	(82)	(39)

Carrying value	$928	$834

As of December 31, 2013, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $490 million in 102 issuers, $69 million of which were in an unrealized loss position more than 12 months. As of December 31, 2012, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $443 million in 237 issuers, $31 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2013 or 2012.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $262 million as of December 31, 2013 and $235 million as of December 31, 2012.

d.	Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for Years Ended
		December 31,
	2013	2012	2011

	(In Billions)

Total revenue	$0.9	$0.9	$0.9
Net income	0.2	0.1	0.1
Assets	13.4	12.9	12.6
Liabilities	12.3	11.9	11.7
Shareholder’s equity	1.1	1.0	0.9

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MMHLLC is the parent of subsidiaries that include OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management Limited (Baring) and its investment in international life insurance operations in Japan and Hong Kong; these subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for Years Ended
		December 31,
	2013	2012	2011

	(In Billions)

Total revenue	$6.5	$6.2	$4.9
Net income	0.3	0.2	0.3
Assets	50.0	53.5	50.7
Liabilities	40.2	43.6	42.4
Member’s equity	9.8	9.9	8.3

The U.S. GAAP equity values in the preceding table consist of MMHLLC statutory carrying values of $4,491 million and $4,271 million as of December 31, 2013 and 2012, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. The current fair value of MMHLLC remains significantly greater than its statutory carrying amount.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, its subsidiary HarbourView Asset Management Corporation (HVAMC) and AAArdvark IV Funding Limited (AAArdvark IV) in connection with the investment made by TSL (USA) Inc., an affiliate of National Australia Bank Limited, in AAArdvark IV. The complaint alleges breach of contract, breach of the covenant of good faith and fair dealing, gross negligence, unjust enrichment and conversion. The complaint seeks compensatory and punitive damages, along with attorney fees. The court has dismissed certain equitable claims against OFI and HVAMC, leaving only the claims for breach of contract. Plaintiffs filed an amended complaint with additional contractual claims. In October 2011, defendants moved to dismiss the complaint to the extent it seeks damages in the form of a return of the plaintiffs’ full principal investment. In December 2011, plaintiffs filed a motion for partial summary judgment. In January 2012, the court granted in part defendants’ motion to dismiss and denied plaintiffs’ motion for partial summary judgment. In April 2012, plaintiffs filed a motion for leave to file a third amended complaint, which added a fraud claim and additional allegations in support of plaintiffs’ contract claims. In August 2012, plaintiffs and defendants separately filed motions for partial summary judgment. In April 2013, the court (i) denied plaintiffs’ motion for summary judgment; (ii) granted defendants’ motion of summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice and (iii) granted plaintiffs leave to replead to assert a cause of action for specific performance within 30 days. In May 2013, the plaintiffs filed a notice of appeal of the court’s April 2013 order of dismissal. In January 2014, the appellate court affirmed the lower court’s dismissal order. OFI believes it has substantial defenses to the remaining claims and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

On July 15, 2011, a lawsuit was filed in New York State Supreme Court against OFI, HVAMC and AAArdvark I Funding Limited (AAArdvark I), in connection with investments made by TSL (USA) Inc. and other investors in AAArdvark I. The complaint alleges breach of contract against each of the defendants and seeks compensatory damages and costs and disbursements, including attorney fees. In October 2011, defendants moved to dismiss the complaint to the extent it seeks damages in the form of a return of the plaintiffs’ full principal investment. In January 2012, the court granted in part defendants’ motion to dismiss. In July 2012, the parties participated in a mediation of their dispute, which did not result in a settlement. In March 2013, plaintiffs filed an amended complaint, which added a fraud claim and alleged additional facts in support of plaintiffs’ contract claim. The parties have agreed to stay proceedings pending the appeal of the AAArdvark IV dismissal order. OFI believes it has substantial defenses to the remaining claims and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

On November 9, 2011, a lawsuit was filed in New York State Supreme Court against OFI, HVAMC and AAArdvark XS Funding Limited (AAArdvark XS) in connection with the investment made by Scaldis Capital Limited, predecessor in interest to plaintiff Royal Park Investments SA/NV, in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages and an award of attorney fees and litigation expenses. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

Beyond these matters, MMHLLC’s subsidiaries are involved in litigation and investigations arising in the ordinary course of the subsidiaries’ businesses. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, because of the uncertainties involved with some of these matters, future revisions to the estimates of the potential liability could materially affect the Company’s financial position.

The Company received $175 million, $25 million and $250 million of cash dividends, recorded in net investment income, from MMHLLC in 2013, 2012 and 2011, respectively.

The Company held debt issued by MMHLLC that amounted to $1,993 million as of December 31, 2013 and 2012. The Company recorded interest income on MMHLLC debt of $117 million in 2013 and 2012 and $118 million in 2011.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $461 million as of December 31, 2013 and $23 million as of December 31, 2012.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of approximately $1.1 billion as of December 31, 2013 was subject to dividend restrictions imposed by various state regulations.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans that are subordinate to senior secured first liens. The Company has negotiated provisions, with the senior lender, within the loan documents to maximize influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2013 and 2012, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2013 and 2012.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2013		2012

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$14,604	$14,749	$11,777	$12,112
Mezzanine loans	43	45	35	35

Total commercial mortgage loans	14,647	14,794	11,812	12,147

Residential mortgage loans:
FHA insured and VA guaranteed	1,806	1,751	2,130	2,147
Other residential loans	12	12	15	15

Total residential mortgage loans	1,818	1,763	2,145	2,162

Total mortgage loans	$16,465	$16,557	$13,957	$14,309

As of December 31, 2013, scheduled mortgage loan maturities, net of valuation allowances, for commercial and residential loans were as follows (in millions):

2014	$723
2015	975
2016	2,336
2017	1,738
2018	914
Thereafter	7,961

Commercial mortgage loans	14,647
Residential mortgage loans	1,818

Total	$16,465

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2013

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$6,982	$5,948	$1,026	$522	$126	$14,604
Mezzanine loans	-	34	5	-	4	43

Total commercial mortgage loans	6,982	5,982	1,031	522	130	14,647

Residential mortgage loans:
FHA insured and VA guaranteed	1,806	-	-	-	-	1,806
Other residential loans	12	-	-	-	-	12

Total residential mortgage loans	1,818	-	-	-	-	1,818

Total mortgage loans	$8,800	$5,982	$1,031	$522	$130	$16,465

	December 31, 2012

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$4,637	$4,987	$1,076	$820	$257	$11,777
Mezzanine loans	-	-	22	-	13	35

Total commercial mortgage loans	4,637	4,987	1,098	820	270	11,812

Residential mortgage loans:
FHA insured and VA guaranteed	2,130	-	-	-	-	2,130
Other residential loans	15	-	-	-	-	15

Total residential mortgage loans	2,145	-	-	-	-	2,145

Total mortgage loans	$6,782	$4,987	$1,098	$820	$270	$13,957

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2013

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$5,246	$151	$138	$5,535	38%
Apartments	3,169	12	80	3,261	22
Industrial and other	2,737	161	4	2,902	20
Retail	1,380	-	248	1,628	11
Hotels	1,293	-	28	1,321	9

Total	$13,825	$324	$498	$14,647	100%

	December 31, 2012

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$4,189	$230	$122	$4,541	39%
Apartments	2,419	82	105	2,606	22
Industrial and other	1,719	695	5	2,419	20
Retail	1,123	29	248	1,400	12
Hotels	816	11	19	846	7

Total	$10,266	$1,047	$499	$11,812	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 93.0% as of December 31, 2013 and 2012. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 90.0% as of December 31, 2013 and 93.0% as of December 31, 2012.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2013

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$3,963	59%
New York	1,559	52%
Illinois	1,218	58%
Texas	1,192	58%
Massachusetts	983	63%
District of Columbia	725	49%
All other states	4,214	58%
United Kingdom	420	56%
Canada	373	59%

Total commercial mortgage loans	$14,647	58%

Note: All other states consists of 35 states, with no individual state exposure exceeding $632 million.

	December 31, 2012

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$2,766	63%
Texas	1,401	64%
Illinois	960	68%
Massachusetts	951	60%
New York	908	54%
District of Columbia	698	49%
All other states	3,664	61%
Canada	340	58%
United Kingdom	124	48%

Total commercial mortgage loans	$11,812	61%

Note: All other states consists of 34 states, with no individual state exposure exceeding $450 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loan interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2013			2012

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	1.1%	12.3%	4.9%	1.2%	10.5%	5.0%
Residential mortgage loans	2.5%	12.5%	5.7%	2.6%	12.8%	5.8%
Mezzanine mortgage loans	5.9%	17.0%	7.1%	8.5%	17.0%	10.1%

Mortgage loan interest rates, including fixed and variable, on new issues were:

	Years Ended December 31,
	2013			2012

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.3%	10.0%	4.5%	3.3%	7.2%	4.2%
Residential mortgage loans	4.8%	5.1%	4.9%	5.1%	5.7%	5.1%
Mezzanine mortgage loans	5.9%	7.2%	6.0%	-%	-%	-%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the Company’s impaired mortgage loans:

	December 31, 2013

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$49	$51	$68	$(9)	$4

	December 31, 2012

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$53	$53	$68	$(5)	$5
Mezzanine loans	2	1	11	(9)	-

Total	55	54	79	(14)	5

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	13	-	-

Total impaired commercial mortgage loans	$55	$54	$92	$(14)	$5

	December 31, 2011

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$84	$93	$103	$(19)	$7
Mezzanine loans	1	3	29	(27)	-

Total	85	96	132	(46)	7

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	5	12	39	-	-

Total impaired commercial mortgage loans	$90	$108	$171	$(46)	$7

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the valuation allowance recorded for the Company’s mortgage loans:

	Years Ended December 31,
	2013			2012			2011

	Commercial

	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$(5)	$(9)	$(14)	$(19)	$(27)	$(46)	$(71)	$(59)	$(130)
Additions	(19)	(7)	(26)	-	-	-	(19)	(10)	(29)
Decreases	-	9	9	3	5	8	50	1	51
Write-downs	15	7	22	11	13	24	21	41	62

Ending balance	$(9)	$-	$(9)	$(5)	$(9)	$(14)	$(19)	$(27)	$(46)

As of December 31, 2013, the Company did not hold any past due mortgage loans and it did not hold any mortgage loans with interest past due as of December 31, 2013, 2012 or 2011. The carrying value of commercial mezzanine loans for which the Company has suspended interest accruals was $4 million as of December 31, 2013 and $13 million as of December 31, 2012. The Company had no restructured commercial mortgage loans as of December 31, 2013 and one restructured commercial mortgage loan with a total carrying value of less than $1 million as of December 31, 2012. There were no restructured residential mortgage loans as of December 31, 2013 or 2012.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2013	2012

	(In Millions)

Held for the production of income	$2,169	$2,214
Accumulated depreciation	(1,015)	(968)
Encumbrances	(420)	(213)

Held for the production of income, net	734	1,033

Held for sale	1	-

Occupied by the Company	256	233
Accumulated depreciation	(142)	(133)

Occupied by the Company, net	114	100

Total real estate	$849	$1,133

Properties are acquired and managed for net income growth and increasing value. Upon management’s approval for the sale of a property it is classified as held for sale.

The carrying value of non-income producing real estate was $10 million as of December 31, 2013 and less than $1 million as of December 31, 2012.

Depreciation expense on real estate was $96 million for the year ended December 31, 2013, $98 million for the year ended December 31, 2012 and $97 million for the year ended December 31, 2011.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category are:

	December 31,
	2013	2012

	(In Millions)

Joint venture interests:
Common stocks	$3,322	$2,906
Real estate	1,801	1,600
Fixed maturities/preferred stock	1,349	1,482
Other	61	54
LIHTCs	270	219
Mortgage loans	205	277
Surplus notes	181	-

Total	$7,189	$6,538

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2013 or 2012, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Bonds	$3,149	$2,854	$2,763
Preferred stocks	19	14	11
Common stocks - subsidiaries and affiliates	180	29	254
Common stocks - unaffiliated	37	33	14
Mortgage loans	779	720	668
Policy loans	674	670	655
Real estate	195	190	179
Partnerships and LLCs	602	550	412
Derivatives	152	207	138
Cash, cash equivalents and short-term investments	12	12	9
Other	11	3	4

Subtotal investment income	5,810	5,282	5,107
Amortization of the IMR	189	130	113
Investment expenses	(528)	(484)	(437)

Net investment income	$5,471	$4,928	$4,783

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net realized capital gains (losses)

Net realized capital gains (losses) including OTTI were comprised of the following:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Bonds	$18	$106	$123
Preferred stocks	14	11	-
Common stocks - subsidiaries and affiliates	33	63	18
Common stocks - unaffiliated	49	13	21
Mortgage loans	(20)	22	(61)
Real estate	54	21	30
Partnerships and LLCs	(46)	(40)	(27)
Derivatives	(735)	(67)	458
Other	(39)	(5)	2

Net realized capital (losses) gains before federal and state taxes and deferral to the IMR	(672)	124	564
Net federal and state tax (expense) benefit	(147)	293	(174)

Net realized capital (losses) gains before deferral to the IMR	(819)	417	390
Net after tax losses (gains) deferred to the IMR	342	(308)	(589)

Net realized capital (losses) gains	$(477)	$109	$(199)

The IMR liability balance was $498 million as of December 31, 2013 and $690 million as of December 31, 2012 and was included in other liabilities on the Statutory Statements of Financial Position.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Bonds	$(32)	$(148)	$(161)
Common stocks	(16)	(4)	(3)
Mortgage loans	(22)	(23)	(64)
Partnerships and LLCs	(45)	(97)	(54)

Total OTTI	$(115)	$(272)	$(282)

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $18 million, $98 million and $138 million, respectively, of OTTI on structured and loan-backed securities primarily due to the present value of expected cash flows being less than the amortized cost.

For the year ended December 31, 2013, 25% of the $32 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2012, 64% of the $148 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2011, 86% of the $161 million of bond OTTI were determined using internally developed models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 22. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

j.	Repurchase agreements

The Company had repurchase agreements with carrying values of $3,487 million as of December 31, 2013 and $3,822 million as of December 31, 2012. As of December 31, 2013, the maturities of these agreements ranged from January 2, 2014 through January 15, 2014 and the interest rates ranged from 0.1% to 0.2%. The outstanding amounts were collateralized by cash and bonds with a value of $3,496 million as of December 31, 2013 and $3,868 million as of December 31, 2012.

k.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the actual instrument or when the simulated instruments are unavailable. Synthetic assets can be created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic assets with a net notional amount of $4,152 million as of December 31, 2013 and $2,745 million as of December 31, 2012. Of this amount, $3,055 million as of December 31, 2013 and $1,469 million as of December 31, 2012, were considered replicated asset transactions as defined under statutory accounting principles as the pairing of a long derivative contract with a cash instrument held. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by accounting rules, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap provides protection for the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. When interest rates increase, caps and payer swaptions increase in value, helping to support the asset portfolio in an environment where policyholders may surrender policies to take advantage of higher yields available on alternative products. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. When interest rates decrease, floors and receiver swaptions increase in value helping to support the portfolio yield in an environment where new investments offer less yield, but policyholders continue to receive competitive credited rates due to contractual minimums. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss as interest rates rise. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in RBC calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio is comprised mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDBs and VAGLBs.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk, the Company and its derivative counterparties generally enter into master agreements that require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts. These same master agreements allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Net collateral pledged by the counterparties was $752 million as of December 31, 2013 and $ 2,257 million as of December 31, 2012. In the event of default the full market value exposure at risk in a net gain position, net of offsets and collateral, was $53 million as of December 31, 2013 and $30 million as of December 31, 2012. The statutory

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

reporting rules define net amount at risk as net collateral pledged and statement values excluding accrued interest. The net amount at risk was $ 338 million as of December 31, 2013 and $110 million as of December 31, 2012. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2013

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$5,804	$54,851	$4,235	$48,950
Options	200	8,604	1	83
Currency swaps	87	379	130	2,120
Forward contracts	13	470	40	3,332
Credit default swaps	13	1,132	12	752
Financial futures - long positions	-	1,710	-	-
Financial futures - short positions	-	479	-	-

Total	$6,117	$67,625	$4,418	$55,237

	December 31, 2012

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$2,403	$104,023	$156	$8,993
Options	305	9,583	(4)	43
Currency swaps	121	1,327	50	575
Forward contracts	16	3,199	-	249
Credit default swaps	13	1,164	-	35
Financial futures - long positions	-	2,270	-	-
Financial futures - short positions	-	352	-	-

Total	$2,858	$121,918	$202	$9,895

Derivative assets and derivative liabilities in the current year are presented on a gross basis per amendments to SSAP No. 86, “Accounting for Derivative Instruments and Hedging Activities”. Prior year amounts that were presented on a net basis have not been restated as the amendments were effective on a prospective basis. For 2012, the balance of derivative assets on a gross basis was $8,931 million and the balance of derivative liabilities on a gross basis was $6,275 million. In addition, Derivative due and accrued (which reside in other than invested assets) and interest expense (which reside in other liabilities) were not restated to conform to current year presentation. For the prior year, the balance of derivative income due and accrued was $569 million and the balance of derivative interest expense was $999 million.

In most cases, the notional amounts are not a measure of the Company’s credit exposure. The exceptions to this rule are credit default swaps that are in the form of a replicated asset and mortgage-backed forwards. In the event of default, the Company is fully exposed to the notional amounts of $2,321 million as of December 31, 2013 and

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

$2,745 million as of December 31, 2012. Collateral is exchanged for all derivative types except mortgage-backed forwards. For all other contracts, the collateral amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The weighted average fair value of outstanding derivative financial instrument assets was $6,008 million for the year ended December 31, 2013 and was $3,035 million for the year ended December 31, 2012. The weighted average fair value of outstanding derivative financial instrument liabilities was $3,752 million for the year ended December 31, 2013 and was $183 million for the year ended December 31, 2012.

The following represents the Company’s gross notional interest rate swap positions:

	December 31,
	2013	2012

	(In Millions)

Open interest rate swaps in a fixed pay position	$50,735	$60,608
Open interest rate swaps in a fixed receive position	52,118	50,408
Other interest related swaps	948	2,000

Total interest rate swaps	$103,801	$113,016

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year ended December 31, 2013

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(137)	$(679)
Currency swaps	35	(113)
Options	(49)	(120)
Credit default swaps	(18)	7
Forward contracts	(38)	(44)
Financial futures - long positions	(387)	-
Financial futures - short positions	(141)	-

Total	$(735)	$(949)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2012

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(58)	$(212)
Currency swaps	(41)	13
Options	17	(309)
Credit default swaps	4	(28)
Forward contracts	131	(32)
Financial futures - long positions	106	-
Financial futures - short positions	(226)	-

Total	$(67)	$(568)

	Year Ended December 31, 2011

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains on Open Contracts

	(In Millions)

Interest rate swaps	$1	$549
Currency swaps	(3)	35
Options	(85)	320
Credit default swaps	4	11
Forward contracts	117	28
Financial futures - long positions	709	-
Financial futures - short positions	(285)	-

Total	$458	$943

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2013

	Gross	Due & Accrued	Gross Amounts Offset	Net	Collateral Posted	Net Amount

	(In Millions)

Derivative assets	$6,117	$603	$(4,061)	$2,659	$(1,498)	$1,161
Derivative liabilities	4,418	1,178	(4,061)	1,535	(746)	789

Net	$1,699	$(575)	$-	$1,124	$(752)	$372

	December 31, 2012

	Gross	Due & Accrued	Gross Amounts Offset	Net	Collateral Posted	Net Amount

	(In Millions)

Derivative assets	$8,931	$569	$(6,619)	$2,881	$(2,910)	$(29)
Derivative liabilities	6,275	1,000	(6,619)	656	(653)	3

Net	$2,656	$(431)	$-	$2,225	$(2,257)	$(32)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2013

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$6,553	$6,961	$-	$6,952	$9
All other governments	211	227	-	197	30
States, territories and possessions	1,894	1,901	-	1,891	10
Special revenue	4,461	4,875	-	4,875	-
Industrial and miscellaneous	48,652	50,068	-	33,183	16,885
Parent, subsidiaries and affiliates	5,425	5,723	-	1,519	4,204
Preferred stocks	494	510	1	86	423
Common stocks - unaffiliated	928	928	320	423	185
Common stocks - subsidiaries and affiliates(1)	880	880	303	210	367
Mortgage loans - commercial	14,647	14,794	-	-	14,794
Mortgage loans - residential	1,818	1,763	-	-	1,763
Cash, cash equivalents and short-term investments	4,198	4,198	524	3,674	-
Separate account assets	58,392	58,392	38,867	19,035	490
Derivatives:
Interest rate swaps	5,804	5,804	-	5,804	-
Options	200	200	-	200	-
Currency swaps	87	87	-	87	-
Forward contracts	13	13	-	13	-
Credit default swaps	13	22	-	22	-
Financial liabilities:
Commercial paper	250	250	-	250	-
Repurchase agreements	3,487	3,487	-	3,487	-
Guaranteed investment contracts	4,028	4,067	-	-	4,067
Group annuity contracts and other deposits	17,267	18,603	-	-	18,603
Individual annuity contracts	6,109	6,911	-	-	6,911
Supplementary contracts	1,028	1,028	-	-	1,028
Derivatives:
Interest rate swaps	4,235	4,632	-	4,632	-
Options	1	1	-	1	-
Currency swaps	130	130	-	130	-
Forward contracts	40	40	-	40	-
Credit default swaps	12	12	-	12	-

(1)Common stocks - subsidiaries and affiliates do not include MMHLLC, which had a statutory carrying value of $4,491 million, and C.M. Life Insurance Company, which had a statutory carrying value of $1,079 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2012

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,654	$8,796	$-	$8,783	$13
All other governments	126	164	-	133	31
States, territories and possessions	1,449	1,641	-	1,641	-
Special revenue	3,983	4,945	-	4,945	-
Industrial and miscellaneous	38,419	42,199	-	26,930	15,269
Parent, subsidiaries and affiliates	5,260	5,473	-	1,433	4,040
Preferred stocks	336	358	-	73	285
Common stocks - unaffiliated	834	834	620	59	155
Common stocks - subsidiaries and affiliates(1)	543	543	-	363	180
Mortgage loans - commercial	11,812	12,147	-	-	12,147
Mortgage loans - residential	2,145	2,162	-	-	2,162
Cash, cash equivalents and short-term investments	2,816	2,816	729	2,087	-
Separate account assets	52,340	52,340	35,306	16,524	510
Derivatives:
Interest rate swaps	2,403	2,382	-	2,382	-
Options	305	305	-	305	-
Currency swaps	121	121	-	121	-
Forward contracts	16	16	-	16	-
Credit default swaps	13	13	-	13	-
Financial liabilities:
Commercial paper	250	250	-	250	-
Repurchase agreements	3,822	3,822	-	3,822	-
Guaranteed investment contracts	4,054	4,154	-	-	4,154
Group annuity contracts and other deposits	7,606	8,783	-	-	8,783
Individual annuity contracts	5,154	6,129	-	-	6,129
Supplementary contracts	1,020	1,021	-	-	1,021
Derivatives:
Interest rate swaps	156	157	-	157	-
Options	(4)	(4)	-	(4)	-
Currency swaps	50	50	-	50	-

(1)Common stocks - subsidiaries and affiliates do not include MMHLLC, which had a statutory carrying value of $4,271 million, and C.M. Life Insurance Company, which had a statutory carrying value of $961 million.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value for investment-type insurance contracts and guaranteed investment contracts is determined as follows:

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed investment contracts and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk -free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2013

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:	$-	$1	$-	$1
All other governments
Industrial and miscellaneous	-	5	23	28
Parent, subsidiaries and affiliates	-	172	-	172
Preferred stocks	-	-	1	1
Common stocks - unaffiliated	320	423	185	928
Common stocks - subsidiaries and affiliates(1)	303	210	367	880
Separate account assets	38,867	19,035	490	58,392
Derivatives:	-	5,804	-	5,804
Interest rate swaps
Options	-	200	-	200
Currency swaps	-	87	-	87
Forward contracts	-	13	-	13
Credit default swaps	-	2	-	2

Total financial assets carried at fair value	$39,490	$25,952	$1,066	$66,508

Financial liabilities:	$-	$3,487	$-	$3,487
Repurchase agreements
Derivatives:	-	4,235	-	4,235
Interest rate swaps
Options	-	1	-	1
Currency swaps	-	130	-	130
Forward contracts	-	40	-	40
Credit default swaps	-	7	-	7

Total financial liabilities carried at fair value	$-	$7,900	$-	$7,900

(1)Common stocks – subsidiaries and affiliates do not include MMHLLC, which had a statutory carrying value of $4,491 million, and C.M. Life Insurance Company, which had a statutory carrying value of $1,079 million.

For the year ended December 31, 2013, $173 million of equity securities were transferred from Level 1 to Level 2 and $232 million were transferred from Level 2 to Level 1. For the year ended December 31, 2012, there were no significant transfers between Level 1 and Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2012
	Level 1	Level 2	Level 3	Netting(1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$14	$12	$-	$26
Parent, subsidiaries and affiliates	-	3	-	-	3
Common stocks - unaffiliated	620	59	155	-	834
Common stocks - subsidiaries and affiliates(2)	-	363	180	-	543
Separate account assets	35,306	16,524	510	-	52,340
Derivatives:
Interest rate swaps	-	8,360	-	(5,957)	2,403
Options	-	342	-	(37)	305
Currency swaps	-	163	-	(42)	121
Forward contracts	-	45	-	(29)	16
Credit default swaps	-	21	-	(8)	13

Total financial assets carried at fair value	$35,926	$25,894	$857	$(6,073)	$56,604

Financial liabilities:
Repurchase agreements	$-	$3,822	$-	$-	$3,822
Derivatives:
Interest rate swaps	-	6,113	-	(5,957)	156
Options	-	33	-	(37)	(4)
Currency swaps	-	92	-	(42)	50
Forward contracts	-	29	-	(29)	-
Credit default swaps	-	8	-	(8)	-

Total financial liabilities carried at fair value	$-	$10,097	$-	$(6,073)	$4,024

(1)Netting adjustments represent offsetting positions that may exist under a master netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)Common stocks – subsidiaries and affiliates do not include MMHLLC, which had a statutory carrying value of $4,271 million, and C.M. Life Insurance Company, which had a statutory carrying value of $961 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets - These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) - These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit—related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) - These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily upon quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Year Ended December 31, 2013
	Bonds Industrial and	Preferred	Common Stock		Separate Account	Total Level 3 Financial Assets Carried at
	Miscellaneous	Stock	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2013	$12	$-	$155	$180	$510	$857
Gains in net income	3	13	-	-	135	151
(Losses) gains in surplus	1	-	(14)	(2)	-	(15)
Purchases	9	-	52	15	103	179
Issuances	7	-	-	190	-	197
Sales	-	(14)	(7)	(1)	(461)	(483)
Settlements(1)	(38)	-	(1)	(15)	203	149
Other transfers	29	2	-	-	-	31

Balance as of December 31, 2013	$23	$1	$185	$367	$490	$1,066

(1)The fair value of real estate separate accounts is carried net of encumbrances on the Statutory Statements of Financial Position and the change in encumbrances are included in the settlements within separate account assets.

	Year Ended December 31, 2012
	Bonds Industrial and	Common Stock		Separate Account	Total Level 3 Financial Assets Carried at
	Miscellaneous	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2012	$16	$166	$305	$396	$883
Gains (losses) in net income	(16)	8	26	37	55
Gains (losses) in surplus	5	(10)	10	-	5
Purchases	8	-	144	69	221
Issuances	16	-	-	-	16
Sales	(3)	(7)	(305)	(175)	(490)
Settlements(1)	(26)	(2)	-	92	64
Transfers in(2)	1	-	-	91	92
Other transfers	11	-	-	-	11

Balance as of December 31, 2012	$12	$155	$180	$510	$857

(1)The fair value of real estate separate accounts is carried net of encumbrances on the Statutory Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

(2)Transfers in include assets that are consistently carried at fair value but have had a level change. Generally transfers out of Level 3 occur when quoted prices are received in markets that have not been active, and therefore the assets are moved to Level 2. The separate account assets transferred into Level 3 were transferred from Level 2 due to a change in the pricing source.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Fixed assets

The Company’s admitted fixed assets, comprised of EDP equipment, were $38 million and $25 million, net of accumulated depreciation of $195 million and $180 million, as of December 31, 2013 and 2012, respectively. The depreciation expense on all fixed assets was $53 million, $44 million and $30 million for the years ended December 31, 2013, 2012 and 2011, respectively.

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2013		2012

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$89	$30	$78	$26
Ordinary renewal	557	613	536	591
Group life	11	11	12	12

Total	$657	$654	$626	$629

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2013:

Issue Date	Face Amount	Carrying Value	Interest Rate	Maturity Date

($ In Millions)

11/15/1993	$250	$250	7.625%	11/15/2023
03/01/1994	100	100	7.500%	03/01/2024
05/15/2003	250	249	5.625%	05/15/2033
06/01/2009	750	742	8.875%	06/01/2039
01/17/2012	400	399	5.375%	12/01/2041

Total	$1,750	$1,740

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009 or 2012. Scheduled interest on the notes issued in 1993 and 2003 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the notes issued in 2009 and 2012 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2013, the unapproved interest was $ 14 million. Through December 31, 2013, the Company has paid cumulative interest of $1,015 million on surplus notes. Interest of $129 million, $126 million and $107 million was approved and paid during the years ended December 31, 2013, 2012 and 2011, respectively.

9.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $51 million in 2013, $56 million in 2012 and $62 million in 2011.

The Company has agreements with its subsidiaries and affiliates, including OFI and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Babson Capital Management LLC (Babson Capital) and Cornerstone Real Estate Advisers, LLC (CREA) and OFI, which provide investment advisory services to the Company.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$214	$152	$169
Recordkeeping and other services	50	50	53
Investment advisory income	27	25	25
Fee expense:
Investment advisory services	239	198	177

The Company reported $63 million and $34 million as amounts due from subsidiaries and affiliates as of December 31, 2013 and 2012, respectively. The Company reported $46 million and $30 million as amounts due to subsidiaries and affiliates as of December 31, 2013 and 2012, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s subsidiaries, Babson Capital and CREA, invest a portion of their nonqualified compensation plan in interest guarantee contracts with the Company. Interest credited on deposits to the Babson Capital and CREA contracts was $5 million for the years ended December 31, 2013 and 2012 and $4 million for the year ended December 31, 2011.

The Company had two modified coinsurance (Modco) agreements with the Japanese subsidiary of MMHLLC, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company was the reinsurer and the Japanese subsidiary retained the reserve and associated assets on individual life insurance policies. The predominant contract types were whole life, endowments and term insurance. The Modco agreements allowed the Japanese subsidiary to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment was the mechanism by which the Company funded the reserve on the reinsured portion of the risk. It was needed to adjust for the financial effect of the Japanese subsidiary holding the reserves on the ceded coverage rather than the Company. These two Modco agreements were recaptured, effective May 31, 2013, resulting in a $7 million increase to income due to the recapture fee paid to the Company from the Japanese subsidiary.

The following summarizes the related party reinsurance transactions between the Company and the Japanese subsidiary:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Premium assumed	$8	$20	$23
Modified coinsurance adjustments, included in fees and other income	7	18	15
Expense allowances on reinsurance assumed, included in other expense	(1)	(2)	(2)
Policyholders’ benefits	(11)	(25)	(32)
Recapture fee	7	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies. As of December 31, 2013 and 2012, the net amounts due to C.M. Life and MML Bay State were $32 million and $38 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these agreements:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Premium assumed	$68	$73	$78
Modified coinsurance adjustments, included in fees and other income	32	34	33
Expense allowance on reinsurance assumed, included in fees and other expense	(24)	(24)	(24)
Policyholders’ benefits	(107)	(134)	(116)
Experience refunds (paid) received	(1)	1	(2)

For further information on common stocks - subsidiaries and affiliates, refer to Note 4d. “Common stocks - subsidiaries and affiliates.”

The Company participates in variable annuity exchange programs with C.M. Life (including MML Bay State) where certain variable annuity contract holders of the Company, C.M. Life or MML Bay State can make nontaxable exchanges of their contracts for enhanced variable annuity contracts of the Company or C.M. Life. The Company recorded premium income of $2 million, $3 million and $ 5 million in 2013, 2012 and 2011, respectively. The Company recorded surrender benefits of $1 million as of December 31, 2013, 2012 and 2011 related to these exchange programs. C.M. Life recorded premium income of $1 million for the years ended December 31, 2013, 2012 and 2011. C.M. Life recorded surrender benefits of $2 million in 2013 and 2012 and $5 million in 2011, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not pay any net commissions to C.M. Life for the years ended December 31, 2013, 2012 or 2011.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 17g. “Guarantees” for information on the guarantees.

10.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term (YRT), coinsurance or modified coinsurance basis. The Company’s retention limit per individual life insured is generally $15 million.

Refer to Note 9. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts, which in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2013, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $2,735 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

On January 1, 2013, the Company entered into an indemnity reinsurance agreement with The Hartford Financial Services Group, Inc. (The Hartford) to assume 100% of its Retirement Plans Group (RPG) business. The reinsurance agreement contains coinsurance and modified coinsurance features. Under the agreement, the Company indemnifies The Hartford for $9.2 billion of policyholders’ reserves and liabilities for deposit-type contracts, using coinsurance, and $26.3 billion of separate account liabilities using modified coinsurance. In addition, the Company reinsured contracts written on The Hartford’s policy forms by the Company’s Retirement Services Division during the post close period, which is expected to be 18 months. On execution of the coinsurance feature, the Company received invested assets with a fair value of $ 9.4 billion and $383 million of other assets, net of a ceding commission of $355 million, and assumed $5.3 billion of group annuities within policyholders’ reserves, $3.9 billion of liabilities for deposit-type contracts and $879 million of other liabilities. Under the modified coinsurance feature, the separate account assets and related reserves were not transferred to or held by the Company. This transaction enables the Company to build its retirement business, add complementary markets and distribution capabilities, and nearly double the number of retirement plan participants it serves to approximately three million. For the year ended December 31, 2013, the change in reserves due to the RPG reinsurance agreement was $2.1 billion. The reduction of the expense on the Statutory Statements of Income (Loss) essentially offsets the impact of contract redemptions included in policyholders’ benefits and contributions into reinsured accounts recorded as premium.

Reinsurance amounts included in the Statutory Statements of Income (Loss) were as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Direct premium	$19,260	$20,944	$14,101
Premium assumed	1,921	94	102
Premium ceded	(744)	(711)	(712)

Total net premium	$20,437	$20,327	$13,491

Reinsurance recoveries
Assumed	$(76)	$(116)	$(91)
Ceded	381	426	443

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2013	2012

	(In Millions)

Reinsurance reserves:
Assumed	$10,294	$782
Ceded	(3,023)	(2,722)

Amounts recoverable from reinsurers
Assumed	(24)	(23)
Ceded	92	114

Reinsurance reserves ceded as of December 31, 2013 include $1,988 million associated with life insurance policies, $966 million for long-term care, $53 million for disability and $16 million for group life and health. Reinsurance reserves ceded as of December 31, 2012 include $1,803 million associated with life insurance policies, $842 million for long-term care, $59 million for disability and $18 million for group life and health.

As of December 31, 2013, one reinsurer accounted for 25% of the outstanding reinsurance recoverable and the next largest reinsurer had 15% of the balance. The reinsurance reserve ceded to unaffiliated reinsurers for long-term care is primarily with one reinsurer. The Company believes that exposures to a single reinsurer do not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

In 2012, the Company recaptured YRT life reinsurance treaties from several different reinsurers, and one new agreement was executed, which includes policies or contracts that were in force and had existing reserves established by the Company. The recaptures and new agreement reduced premiums paid to reinsurers by $10 million and reinsurance reserves ceded by $44 million.

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had total life insurance in force of $445,537 million and $420,525 million as of December 31, 2013 and 2012, respectively. Of this total, the Company had $27,979 million and $21,141 million of life insurance in force as of December 31, 2013 and 2012, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2013		2012

	Amount	Interest Rates	Amount	Interest Rates

	($ In Millions)

Individual life	$39,463	2.5% - 6.0%	$37,303	2.5% - 6.0%
Group life	12,755	2.5% - 4.5%	11,253	2.5% - 4.5%
Group annuities	16,538	2.3% - 11.3%	10,170	2.3% - 11.3%
Individual annuities	10,023	2.3% - 11.3%	8,149	2.3% - 11.3%
Individual universal and variable life	4,551	3.5% - 6.0%	4,157	4.0% - 6.0%
Disabled life claim reserves	1,876	3.5% - 6.0%	1,868	3.5% - 6.0%
Disability active life reserves	673	3.5% - 6.0%	623	3.5% - 6.0%
Other	275	2.5% - 6.0%	211	2.5% - 6.0%

Total	$86,154		$73,734

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life, group variable universal life and private client group products. Group annuities include deferred annuities and single premium annuity contracts. Individual annuities include individual annuity contracts and structured settlements. Individual universal and variable life products include universal life and variable life products. Disabled life claim reserves include disability income and long-term care claims that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2013		2012

	Amount	Interest Rates	Amount	Interest Rates

	($ In Millions)

Guaranteed interest contracts:
Note programs	$3,425	0.6% - 6.2%	$3,447	0.7% - 6.2%
Federal Home Loan Bank of Boston	601	1.1% - 3.0%	601	1.1% - 3.0%
Other	2	4.1% - 9.7%	6	4.1% - 10.2%
Supplementary contracts	669	0.3% - 8.0%	653	0.3% - 8.0%
Dividend accumulations	557	3.4% - 3.9%	566	3.4% - 3.7%
Other deposits	4,155	3.5% - 9.5%	50	4.0% - 8.0%

Total	$9,409		$5,323

Guaranteed interest contracts (GICs) include funding agreements. Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. Assets received for funding agreements may be invested in the general account of the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program with approximately $135 million remaining in run-off. Notes are currently issued from its $12 billion Global Medium-Term Note Program.

The Company uses funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other investment spread operations. These funding agreements are collateralized by securities with estimated fair values of $650 million as of December 31, 2013. The Company’s borrowing capacity with the FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth in New York Insurance Law Section 1411(C) and by the Company’s internal limit. The Company’s unused capacity was $2.1 billion as of December 31, 2013. As a member of the FHLB Boston, the Company holds common stock of the FHLB Boston at a statement value of $52 million as of December 31, 2013 and 2012. All FHLB Boston funding agreement assets and liabilities are classified in the Company’s general account. The Company accounts for these funds consistent with its other deposit-type contracts.

Other deposits primarily consists of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 10. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2013, the Company’s GICs by maturity year were as follows (in millions):

2014	$753
2015	402
2016	653
2017	552
2018	960
Thereafter	708

Total	$4,028

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the disabled life and long-term care unpaid claims and claim expense reserves:

	December 31,
	2013	2012

	(In Millions)

Claim reserves, beginning of year	$2,017	$1,993
Less: Reinsurance recoverables	128	115

Net claim reserves, beginning of year	1,889	1,878

Claims paid related to:
Current year	(14)	(14)
Prior years	(327)	(312)

Total claims paid	(341)	(326)

Incurred related to:
Current year’s incurred	234	230
Current year’s interest	5	5
Prior year’s incurred	30	21
Prior year’s interest	80	81

Total incurred	349	337

Net claim reserves, end of year	1,897	1,889
Reinsurance recoverables	134	128

Claim reserves, end of year	$2,031	$2,017

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $30 million increase in the prior years’ incurred claims for 2013 and the $21 million increase in the prior years’ incurred claims for 2012 were generally the result of differences between actual termination experience and statutory termination tables.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2013	2012

	(In Millions)

Disabled life claim reserves	$1,876	$1,868
Accrued claim liabilities	21	21

Net claim reserves, end of year	$1,897	$1,889

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on certain annuity contracts is generally only available at contract issue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following shows the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2012	$805
Incurred guarantee benefits	(243)
Paid guarantee benefits	(5)

Liability as of December 31, 2012	557
Incurred guarantee benefits	(281)
Paid guarantee benefits	(2)

Liability as of December 31, 2013	$274

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2013 and 2012. As of December 31, 2013 and 2012, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2013			2012

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$19,931	$42	62	$9,976	$64	62
GMIB	4,678	294	64	4,260	609	63
GMAB	2,493	2	57	1,925	10	57
GMWB	234	3	67	211	10	66

The GMDB account value above consists of $4,085 million within the general account and $15,846 million within separate accounts that includes $5,506 million of modified coinsurance.

Account balances of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31,
	2013				2012

	GMDB	GMIB	GMAB	GMWB	GMDB	GMIB	GMAB	GMWB

	(In Millions)

Separate account	$15,846	$4,663	$2,427	$234	$8,909	$4,244	$1,859	$211
General account	4,085	15	66	-	1,067	16	66	-

Total	$19,931	$4,678	$2,493	$234	$9,976	$4,260	$1,925	$211

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2013	2012

	(In Millions)

Beginning balance	$1,879	$1,580
Net liability increase	378	299

Ending balance	$2,257	$1,879

12.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2013 and 2012. The commercial paper issued in 2013 had interest rates ranging from 0.17% to 0.25% with maturity dates ranging from 9 to 48 days. Interest expense for the commercial paper was less than $1 million for the years ended December 31, 2013, 2012 and 2011.

On September 27, 2012, the Company signed a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The credit facility replaces an existing $1 billion credit facility, which was due to expire April 2013. The new facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2013, 2012 and 2011, the Company was in compliance with all covenants under the credit facilities. For the years ended December 31, 2013, 2012 and 2011, there were no draws on the credit facilities. Credit facility fees were less than $1 million, $3 million and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. Effective June 1, 1999, the qualified defined benefit plan was amended to include a cash balance formula. Participants earn benefits under the plan based on the prior defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the prior defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2013 and 2012, the Company contributed $61 million and $113 million, respectively, to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $1,974 million and $1,608 million as of December 31, 2013 and 2012, respectively. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses, was $36 million for the year ended December 31, 2013 and $28 million for the years ended December 31, 2012 and 2011.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $189 million and $182 million as of December 31, 2013 and 2012, respectively.

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory. A portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $32 million and $29 million as of December 31, 2013 and 2012, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company accrues postemployment benefits for agents’ health benefits for those agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $8 million and $11 million as of December 31, 2013 and 2012, respectively.

d.	Benefit obligations

The initial transition obligation for other postretirement benefits of $138 million was amortized over 20 years and fully amortized by the end of 2012. The initial transition obligation represents the phased recognition on the Statutory Statements of Income (Loss) of the differences between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to statutory guidance regarding postretirement benefits other than pensions. See Section f. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

As of December 31, 2013, the unamortized additional liability due to the adoption of SSAP No. 102 was $29 million. This will be amortized over a period of years from adoption through 2021. The additional liability of $43 million consists of $27 million for adding non-vested participants and $16 million for the difference between the accumulated benefit obligation and the projected benefit obligation for vested participants.

Accumulated and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2013	2012	2013	2012

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Vested	$2,228	$2,340	$357	$363
Non-vested	8	8	44	53

	$2,236	$2,348	$401	$416

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2013	2012	2013	2012

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year vested only	$2,355	$2,163	$363	$365
Non-vested	27	-	50	-
Service cost	73	59	8	4
Interest cost	94	92	15	14
Contributions by plan participants	-	-	9	11
Actuarial (gains) losses	7	26	(19)	(23)
Medicare prescription drug direct subsidy	-	-	1	2
Benefits paid	(103)	(93)	(27)	(29)
Change in discount rate	(184)	108	(43)	19

Projected benefit obligation, end of year	$2,269	$2,355	$357	$363

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2013. A spot yield curve is developed from this data, which is used to determine the present value for the obligation. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $54 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. For active participants, service was projected to the end of 2013 and pensionable earnings are projected to the date of probable termination. See Section h. of this Note, “Assumptions” for details on the discount rate.

e.	Plan assets

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account (GIA) of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract and are managed by the Company. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company are as follows:

	December 31,
	2013	2012

	(In Millions)

General Investment Account	$242	$222
Alternative Investment Separate Account	174	147
Babson Long Term Duration Bond Fund	160	155
Oppenheimer Small Capitalization Core Fund	132	110
MM Premier Core Bond Fund	118	98
Oppenheimer International Growth Fund	112	96
Oppenheimer Large Core Fund	86	71
Babson Enhanced Index Value Fund	85	76
MM Premier Capital Appreciation Fund	66	55
MM Select Growth Opportunities Fund	58	46
MM Select Blue Chip Growth Fund	57	44
MM Select Small Cap Growth Fund	47	37
MM Select Small Cap Value Fund	45	39
MM Premier Strategic Emerging Markets Fund	45	49
MM Select Large Cap Value Fund	44	36
Oppenheimer Large Capitalization Value Fund	44	36
Oppenheimer Real Estate Fund	25	24

	$1,540	$1,341

The approximate amount of annual benefits to plan participants covered by a group annuity contract issued by the employer or related parties is estimated at $67 million in 2014.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 25% to 35% domestic equity securities, 20% to 30% long duration bond securities, 15% to 25% GIA, 13% to 18% international equity securities and 5% to 15% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s GIA earns fixed interest, primarily comprised of an investment in an unallocated insurance contract, held by the Company. Approximately 12% and 13% of the assets of the Company’s pension plan were invested in the Company’s GIA through the unallocated group annuity insurance contract as of December 31, 2013 and 2012, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following presents the change in plan assets:

	December 31,
	2013	2012	2013	2012

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$1,801	$1,567	$5	$5
Actual return on plan assets	241	197	-	-
Employer contributions	81	130	17	18
Contributions by plan participants	-	-	10	11
Benefits paid	(103)	(93)	(27)	(29)

Fair value of plan assets, end of year	$2,020	$1,801	$5	$5

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations, however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment. The stable value characteristic is supported by MassMutual’s surplus and capital, and overall financial strength.

The following presents the GIA allocation by type of investment:

	December 31,
	2013	2012

Bonds	60%	64%
Mortgage loans	16	15
Partnerships and LLCs	7	7
Other investments	6	5
Common stocks - subsidiaries and affiliates	6	5
Cash and cash equivalents	4	3
Real estate	1	1

	100%	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The qualified pension plan invests in the following pooled and nonpooled separate account options:

Alternative Investment Separate Account is a nonpooled separate account advised by Babson Capital. Babson Capital’s strategy includes investing in holdings of private equity funds, hedge funds, a private real estate fund, limited partnership funds and an equity index exchange traded fund.

Babson Long Term Duration Bond Fund is a nonpooled separate account advised by Babson Capital with a long duration bond strategy that invests in a diversified portfolio of fixed-income, short- term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Oppenheimer Small Capitalization Core Fund is a pooled separate account investing in a mutual fund advised by OFI Institutional Asset Management (OFI Institutional) that invests in domestic small-cap, mid-cap, other fixed-income securities and international small/mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

MM Premier Core Bond Fund is a pooled separate account investing in a mutual fund subadvised by Babson Capital. The mutual fund primarily invests in high-quality, investment grade bonds with selective and prudent investments in high yield bonds, which are deemed to provide an attractive risk/reward trade off. Security selection is an in-depth, bottom-up credit research process seeking securities with attractive yields among the corporate, U.S. government (treasury and agency) and mortgage and asset backed sectors.

Oppenheimer International Growth Fund is a pooled separate account advised by OFI Institutional that invests in international large-cap securities. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

Oppenheimer Large Core Fund is a nonpooled separate account advised by OFI Institutional that invests in a diversified mix of larger company stocks for capital appreciation potential. The strategy is a large-cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

Babson Enhanced Index Value Fund is a nonpooled separate account advised by Babson Capital that invests in domestic small-cap, mid-cap, large-cap and other fixed-income securities. The strategy is a large-cap value equity strategy that uses a systematic strategy that exploits market inefficiencies designed to outperform the fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

MM Premier Capital Appreciation Fund is a pooled separate account investing in a mutual fund subadvised by OFI Institutional that invests primarily in domestic large-cap common stocks of growth companies. The strategy is a large-cap growth equity strategy that seeks companies in rapidly expanding industries that they believe may appreciate in value over the long-term.

MM Select Growth Opportunities Fund is a pooled separate account investing in a mutual fund subadvised by Sands Capital Management, LLC (Sands Capital) and Delaware Management Company (DMC) with a large-cap growth equity strategy. Sands Capital uses bottom-up, fundamental research and focuses on six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. DMC seeks to select large-cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including a return on capital above its cost of capital.

MM Select Blue Chip Growth Fund is a pooled separate account investing in a mutual fund subadvised by T. Rowe Price that seeks growth of capital over the long-term. The strategy is a large cap growth equity strategy that seeks well-established companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Select Small Cap Growth Fund is a pooled separate account investing in a mutual fund subadvised by Wadell & Reed, Wellington Management (Wellington) and Timberline Asset Management that invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

MM Select Small Cap Value Fund is a pooled separate account investing in a mutual fund subadvised by Wellington and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the fund to below average levels of risk.

MM Premier Strategic Emerging Markets Fund is a pooled separate account investing in a mutual fund subadvised by Baring with an emerging markets equity strategy that invests in international emerging markets and seeks long-term capital growth. Baring determines the universe of emerging market countries in which to invest, and this list may change from time to time based on Baring’s assessment of a country’s suitability for investment.

MM Select Large Cap Value Fund is a pooled separate account investing in a mutual fund subadvised by Columbia Management (Columbia) and Huber Capital (Huber). Columbia manages a dividend-focused strategy seeking a combination of high dividend payers, steadily growing dividend payers and emerging dividend payers. Huber employs a more concentrated, deeper value strategy using a dividend discount model (DDM) as the basis for determining intrinsic value opportunities.

Oppenheimer Large Capitalization Value Fund is a nonpooled separate account advised by OFI Institutional that invests in domestic small-cap, mid-cap and large-cap common stocks. The fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The strategy is a large-cap value equity strategy that uses fundamental analyses to select securities for the fund that it believes are undervalued.

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund subadvised by CREA. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market among other investments. REIT’s are publicly traded securities that sell like a stock on the major exchanges and which invest in real estate.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account advised by Goldman Sachs Asset Management with a long duration bond strategy that invests in a diversified portfolio of fixed- income, short term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account advised by Pacific Investment Management Company with a long duration bond strategy that invests in a diversified portfolio of fixed-income, short-term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Harris Associates International Value Limited Partnership is a nonpooled separate account advised by Harris Associates that invests in international large-cap value securities and equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts, and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

T. Rowe Price Emerging Markets Stock Fund is a pooled separate account advised by T. Rowe Price Associates, Inc. (T. Rowe Price) with an emerging markets equity strategy that seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America, Asia, Europe, Africa and the Middle East.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled separate accounts: Valued using the unit value calculated based on the net asset value of the underlying pool of securities that are mutual funds. Mutual funds trade on one or more U.S. or foreign exchanges and the fair value is derived based on the closing prices for the underlying securities.

Nonpooled separate accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Is stated at cost, which is equal to fair value and held by an unaffiliated bank.

General investment account: Liquidation value based on an actuarial formula as defined under the terms of the contract.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2013

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$225	$-	$225
International large capitalization	-	112	-	112
U.S. small capitalization value	-	92	-	92
International emerging markets	-	45	-	45
Real estate	-	25	-	25
Bonds:
Diversified fixed-income	-	118	-	118
Registered investment companies:
Emerging markets	45	-	-	45

Total pooled separate accounts	45	617	-	662

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	150	-	-	150
U.S. mid capitalization	81	-	-	81
U.S. small capitalization	80	-	-	80
International large capitalization value	18	-	-	18
International small/mid capitalization	10	-	-	10
Corporate and other bonds	-	193	-	193
Long duration bonds	99	-	-	99
Short-term bonds	2	-	-	2
Government securities	-	146	-	146
Mortgage backed securities	-	6	-	6
Registered investment companies:
U.S. large capitalization	66	-	-	66
Multi-strategy hedge funds	-	-	35	35
Limited partnerships:
International large capitalization value	-	-	111	111
Multi-strategy hedge funds	-	-	22	22
Private equity/venture capital	-	-	13	13
Asset backed securities	-	10	-	10
Real estate	-	-	36	36
Cash and short-term cash equivalents	9	29	-	38

Total nonpooled separate accounts	515	384	217	1,116

Total general investment account	-	-	242	242

Total	$560	$1,001	$459	$2,020

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2012

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$181	$-	$181
International large capitalization value	-	96	-	96
U.S. small capitalization value	-	76	-	76
International emerging markets	-	49	-	49
Real estate	-	24	-	24
Bonds:
Diversified fixed income	-	98	-	98

Total pooled separate accounts	-	524	-	524

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	134	-	-	134
U.S. mid capitalization	85	-	-	85
U.S. small capitalization	61	-	-	61
International large capitalization value	6	-	-	6
International small/mid capitalization	2	-	-	2
Corporate and other bonds	-	183	-	183
Long duration bonds	89	-	-	89
Short term bonds	2	-	-	2
Government securities	-	174	-	174
Mortgage backed securities	-	5	-	5
Registered investment companies:
U.S. large capitalization	52	-	-	52
Emerging markets	49	-	-	49
Multi-strategy hedge funds	-	-	31	31
Limited partnerships:
International large capitalization value	-	-	96	96
Multi-strategy hedge funds	-	-	21	21
Private equity/venture capital	-	-	11	11
Asset backed securities	-	8	-	8
Real estate	-	-	32	32
Cash and short-term cash equivalents	4	10	-	14

Total nonpooled separate accounts	484	380	191	1,055

Total general investment account	-	-	222	222

Total	$ 484	$ 904	$ 413	$ 1,801

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the Plan’s Level 3 invested assets:

	Limited Partnerships

	International Large-Cap Value	Multi- Strategy Hedge Fund	Private Equity/ Venture Capital	Multi- Strategy Hedge Fund	Real Estate	General Investment Account	Total

	(In Millions)

Balance, January 1, 2013	$96	$21	$11	$31	$32	$222	$413
Actual return on plan assets	33	1	1	4	3	10	52
Purchases	-	-	3	-	1	94	98
Sales	(18)	-	(2)	-	-	(84)	(104)

Balance, December 31, 2013	$111	$22	$13	$35	$36	$242	$459

	Limited Partnerships

	International Large-Cap Value	Multi- Strategy Hedge Fund	Private Equity/ Venture Capital	Multi- Strategy Hedge Fund	Real Estate	General Investment Account	Total

	(In Millions)

Balance, January 1, 2012	$68	$-	$-	$-	$-	$253	$321
Actual return on plan assets	15	1	-	1	2	7	26
Purchases	13	-	7	-	-	38	58
Sales	-	-	-	-	-	(76)	(76)
Transfers to level 3	-	20	4	30	30	-	84

Balance, December 31, 2012	$96	$21	$11	$31	$32	$222	$413

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on this criteria, there were no significant transfers in or out of Level 1, 2 or 3 for the year ended December 31, 2013.

Postretirement Investments

The fair value of the postretirement benefits investments of $5 million as of December 31, 2013 and 2012 is categorized as Level 1 type investments and is invested in the domestic fixed-income fund. The fund is a money market mutual fund that seeks the maximum current income consistent with stability of principal. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service-years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial gains (losses) are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains (losses) are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after they occur. These are amortized into net periodic benefit cost over the remaining service-years of active employees and over the average remaining lifetime of eligible employees and retirees for other postretirement benefits.

The unrecognized net transition obligation represents the difference between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to current statutory guidance. This is amortized into net periodic benefit cost over a period of years from adoption through 2013 for pension benefits and through 2012 for other postretirement benefits.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss, unrecognized net transition obligation and the nonadmitted prepaid pension asset.

The following sets forth the amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost in 2013 and 2012 and expected to be recognized in 2014:

			December 31,
	2014	2013	2012	2014	2013	2012

		Pension Benefits		Other Postretirement Benefits

	(In Millions)

Net transition asset or obligation	$-	$-	$1	$-	$-	$4
Net prior service cost	8	8	-	4	4	1
Net recognized (gains) losses	61	93	93	-	5	2

The following sets forth the amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:

		December 31,
	2013	2012	2013	2012

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Net prior service cost	$21	$-	$47	$2
Net transition asset or obligation	-	2	-	-
Net losses	713	1,118	11	78
Unrecognized pension liability	29	-	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2013	2012	2013	2012

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation	$2,269	$2,355	$357	$363
Less: Assets	2,020	1,801	5	5

Projected benefit obligation funded status	$(249)	$(554)	$(352)	$(358)

The qualified pension plan was overfunded by $30 million as of December 31, 2013 and underfunded by $262 million as of December 31, 2012. The nonqualified pension plans are not funded and have total projected benefit obligations of $279 million and $292 million as of December 31, 2013 and 2012, respectively.

The Company intends to fund $79 million to meet its expected obligations under its qualified and nonqualified pension plans and other postretirement benefit plans in 2014.

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and included in general insurance expenses. The net periodic cost in the Statutory Statements of Income (Loss) is as follows:

	Years Ended December 31,
	2013	2012	2011	2013	2012	2011

	Pension Benefits			Other Postretirement/ Postemployment Benefits

	(In Millions)

Service cost	$73	$59	$42	$12	$7	$9
Interest cost	94	92	95	15	14	18
Expected return on plan assets	(136)	(122)	(105)	-	-	-
Amortization of unrecognized transition obligation	-	1	1	-	4	5
Amortization of unrecognized net actuarial and other losses	93	93	64	(3)	-	4
Amortization of unrecognized prior service cost	8	-	-	8	-	-

Total net periodic cost	$132	$123	$97	$32	$25	$36

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The expected future pension and other postretirement benefit payments and Medicare prescription drug government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Drug Government Subsidy

	(In Millions)

2014	$85	$21	$(3)
2015	90	22	(3)
2016	95	23	(3)
2017	100	23	(3)
2018	106	24	(4)
2019-2023	615	130	(22)

The net expense charged to operations for all employee and agent benefit plans are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Pension	$132	$123	$97
Health	76	61	59
Thrift	36	28	28
Postretirement	32	24	27
Life	4	3	3
Disability	3	3	2
Postemployment	-	1	1
Other benefits	8	7	7

Total	$291	$250	$224

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2013	2012	2011	2013	2012	2011

	Pension Benefits			Other Postretirement Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.85%	4.00%	4.35%	4.70%	3.80%	4.25%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	4.00%	4.35%	5.50%	3.80%	4.25%	5.30%
Expected long-term rate of return on plan assets	7.50%	7.75%	7.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%
Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	7.00%	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2021 for 2013; 2020 for 2012; 2018 for 2011.	-	-	-	5.00%	5.00%	5.00%

The discount rate used to determine the benefit obligations as of year-end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each asset class.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2013:

	One Percentage Point Increase	One Percentage Point Decrease

	(In Millions)

Effect on total service and interest cost	$ 2	$ (2)
Effect on other postretirement benefit obligations	33	(27)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of share- based payment details representing the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	Years Ended December 31,
	2013	2012	2011

Weighted average grant date fair value (whole $):
PSAR granted during the year	$78.55	$64.27	$62.77
PRS granted during the year	78.58	64.34	62.83
Intrinsic value (in thousands):
PSAR options exercised	21,919	55,146	27,831
PRS liabilities paid	27,927	15,461	3,181
Fair value of shares vested during the year	28,260	76,536	51,620

A summary of PSARs and PRS vested and nonvested shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms

	(In Thousands)	(Whole $)	(In Years)	(In Thousands)	(Whole $)	(In Years)

Outstanding as of January 1, 2012	3,355	$46.82	1.1	1,323	$46.32	3.3
Granted	887	64.27		312	64.34
Exercised	(1,562)	36.70		(241)	38.25
Forfeited	(28)	62.03		(34)	55.19

Outstanding as of December 31, 2012	2,652	58.56	1.6	1,360	51.67	3.2
Granted	806	78.55		263	78.58
Exercised	(788)	48.63		(357)	42.66
Forfeited	(50)	69.18		(33)	61.64

Outstanding as of December 31, 2013	2,620	68.38	1.1	1,233	59.71	3.2

Exercisable as of December 31, 2013	192	$48.54	-	-	$-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The PSARs compensation expense was $6 million, $44 million and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively. The PSARs accrued compensation liability was $23 million and $38 million as of December 31, 2013 and 2012, respectively. Unrecognized compensation expense related to nonvested PSARs awards was $3 million, $15 million and $8 million for years ended December 31, 2013, 2012 and 2011, respectively. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current share price, minus current compensation liability. The nonadmitted deferred tax benefit for the years ended December 31, 2013 and 2012 was $1 million. There was no nonadmitted deferred tax benefit for the year ended December 31, 2011.

The PRS compensation expense was $22 million, $33 million and $23 million for the years ended December 31, 2013, 2012 and 2011, respectively. The PRS accrued compensation liability was $57 million and $63 million as of December 31, 2013 and 2012, respectively. Unrecognized compensation expense related to nonvested PRS awards for years ended December 31, 2013, 2012 and 2011 was $38 million, $44 million and $ 39 million, respectively. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current share price, minus current compensation liability. The related nonadmitted deferred tax benefit for the years ended December 31, 2013, 2012 and 2011 was $2 million, $4 million and $3 million, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Federal income taxes

The Company provides for deferred income taxes in accordance with the NAIC issued guidance and has met the required threshold to utilize the 3 year reversal period and 15% of surplus limitation.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2013

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$2,701	$120	$2,821
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,701	120	2,821
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,701	120	2,821
Total gross DTLs	(1,291)	(364)	(1,655)

Net admitted DTA(L)	$1,410	$(244)	$1,166

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$2,647	$25	$2,672
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,647	25	2,672
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,647	25	2,672
Total gross DTLs	(1,519)	(546)	(2,065)

Net admitted DTA(L)	$1,128	$(521)	$607

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$54	$95	$149
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	54	95	149
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	54	95	149
Total gross DTLs	228	182	410

Net admitted DTA(L)	$282	$277	$559

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2013

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$53	$26	$79
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	1,063	94	1,157
2. Adjusted gross DTA allowed per limitation threshold	1,588	120	1,708

Lesser of lines 1 or 2	1,063	94	1,157
Adjusted gross DTAs offset by existing DTLs	1,585	-	1,585

Total admitted DTA realized within 3 years	$2,701	$120	$2,821

	December 31, 2012

	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$24	$-	$24
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,003	25	1,028
2. Adjusted gross DTA allowed per limitation threshold	1,763	25	1,788

Lesser of lines 1 or 2	1,003	25	1,028
Adjusted gross DTAs offset by existing DTLs	1,620	-	1,620

Total admitted DTA realized within 3 years	$2,647	$25	$2,672

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$29	$26	$55
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	60	69	129
2. Adjusted gross DTA allowed per limitation threshold	(175)	95	(80)

Lesser of lines 1 or 2	60	69	129
Adjusted gross DTAs offset by existing DTLs	(35)	-	(35)

Total admitted DTA realized within 3 years	$54	$95	$149

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2013	2012

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	836%	968%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$11,320	$11,921

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2013

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	13%	-%	13%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	31%	-%	31%

	December 31, 2012

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	-%	-%

	Change

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	13%	-%	13%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	31%	-%	31%

There are no reinsurance strategies included in the Company’s tax-planning.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Federal income tax benefit on operating earnings	$(157)	$(124)	$(309)
Foreign income tax expense on operating earnings	15	16	16

Total federal and foreign income tax benefit on operating earnings	(142)	(108)	(293)
Federal income tax expense (benefit) on net realized capital gains (losses)	147	(293)	174

Total federal and foreign income tax expense (benefit)	$5	$(401)	$(119)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2013	2012	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$746	$786	$(40)
Policy acquisition costs	547	514	33
Nonadmitted assets	417	447	(30)
Pension and compensation related items	245	332	(87)
Policyholders’ dividends	326	312	14
Investment items	267	81	186
Expense items	45	55	(10)
Tax credits	61	96	(35)
Unrealized investment losses	13	24	(11)
Other	34	-	34

Total ordinary DTAs	2,701	2,647	54
Nonadmitted DTAs	-	-	-

Admitted ordinary DTAs	2,701	2,647	54

Capital
Unrealized investment losses	50	5	45
Investment items	70	20	50

Total capital DTAs	120	25	95
Nonadmitted DTAs	-	-	-

Admitted capital DTAs	120	25	95

Admitted DTAs	2,821	2,672	149

DTLs:
Ordinary
Unrealized investment gains	549	787	(238)
Pension items	259	258	1
Deferred and uncollected premium	256	241	15
Reserve for audits and settlements	95	92	3
Other	132	141	(9)

Total ordinary DTLs	1,291	1,519	(228)

Capital
Unrealized investment gains	220	239	(19)
Investment items	144	307	(163)

Total capital DTLs	364	546	(182)

Total DTLs	1,655	2,065	(410)

Net admitted DTA	$1,166	$607	$559

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Net DTA(L)	$559	$(451)	$(369)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(291)	(100)	358
Tax-effect of change in accounting method for pensions	(4)	-	-

Change in net deferred income taxes	$264	$(551)	$(11)

As of December 31, 2013, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $61 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income (Loss) and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

Provision computed at statutory rate	$(218)	$232	$286
Investment items	(154)	(91)	(330)
Tax credits	(46)	(40)	(38)
Change in reserve valuation basis	(20)	(9)	(4)
Expense items	136	3	10
Non admitted assets	30	55	(42)
Foreign governmental income taxes	11	11	11
Other	3	(11)	(1)

Total statutory income tax (benefit) expense	$(258)	$150	$(108)

Federal and foreign income tax expense (benefit)	$6	$(401)	$(119)
Change in net deferred income taxes	(264)	551	11

Total statutory income tax (benefit) expense	$(258)	$150	$(108)

During the years ended December 31, 2013, 2012, and 2011, the Company received refunds of federal income taxes in the amounts of $112 million, $26 million and $88 million, respectively.

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns, which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2013	$227
Gross change related to positions taken in prior years	27
Gross change related to positions taken in current year	(9)
Gross change related to settlements	3
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2013	$248

Included in the liability for unrecognized tax benefits as of December 31, 2013, are $231 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2013, includes $13 million of unrecognized tax benefits net of indirect tax benefits of $4 million that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2013 and 2012 was $28 million and $19 million, respectively. The Company has accrued no penalties related to the liability for unrecognized tax benefits. The Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease within the next twelve months.

The Internal Revenue Service (IRS) has completed its examination of the years 2007 and prior. The IRS is currently auditing the years 2008 through 2010. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

The Company is currently in litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997. In January 2012, the Company prevailed in the U.S. Court of Federal Claims, subject to the government’s right to appeal. In November 2013, the government filed a Notice of Appeal in the U.S. Court of Federal Claims. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years. With respect to tax years ended after 1997, the Company recorded a net federal income tax benefit of $97 million in the Statutory Statements of Income (Loss), with a net increase of $16 million to Surplus as of December 31, 2012. As of December 31, 2013 and 2012, the Company had no protective deposits recognized as admitted assets.

In July 2012, the IRS issued an industry directive that addressed the proper timing of partial worthlessness tax deductions claimed by insurance companies for certain securities, including regular interests in mortgage backed securities. As a result of the industry directive, the Company recorded a net federal income tax benefit of $397 million in net realized capital gains, with a net decrease of $392 million in DTAs recorded through Surplus in the fourth quarter of 2012.

During 2012, the Company refined its method of allocating taxes to the AVR to better match its DTAs. The impact of this refinement is included in the change in AVR, decreasing Surplus by $57 million.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allowed the extension of 50% bonus depreciation through 2012. The American Taxpayer Relief Act of 2012, signed into law on January 2, 2013, extended the 50% first year bonus depreciation to qualified property acquired and placed in service before January 1, 2014. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Transferable state tax credits

The Company entered into a transfer credit contract in which Connecticut state tax credits were purchased in December 2013. The total unused transferable state credits, gross of any related state tax liabilities, had a carrying value of less than $1 million as of December 31, 2013, and are recorded in other than invested assets. The Company will be using the credits in 2014. There are no impairments with respect to these credits as of December 31, 2013.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk.

As interest rates increase, certain debt securities may experience slower amortization or prepayment speeds than assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as interest rates approach minimum guarantees, potentially resulting in an increased liability of the Company.

In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Housing market trends began to improve in May 2012. Real estate values are up approximately 13.7% nationally in 2013 according to the Case-Shiller index. Increased demand and slowing rates of foreclosures and delinquencies have improved the supply/demand fundamentals. There are regional differences in price performance that are likely to continue. The rate of foreclosure resolutions remains low but is improved from post-crisis bottoms.

Liquidity for securities issued in 2008 and earlier has been favorable. During the year, prices improved sharply due to limited supply and improved housing market expectations. Profit taking began in mid-May 2013 as loss adjusted yields began to widen from very tight levels. More recently, prices have been fairly stable and have recovered to their highs for the year.

U.S. economic growth continues to be fueled by the housing recovery, private sector resiliency and slow but continued, global recovery. Real estate fundamentals remain strong, particularly in the major markets, and continue to improve. These factors coupled with strong investor demand provided liquidity to the market. Weakness in the public sector, sluggish job growth and macro-economic issues are factors that are closely monitored to identify any impact on the commercial real estate markets.

Despite the passage of legislation funding the federal government and increasing the U.S. debt ceiling, uncertainty related to the U.S. fiscal situation and economic stability remains. These uncertainties continue to be risk factors for the Company’s investment portfolio.

The Company has a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. The RMBS sector is highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis and/or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets.

Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions that can alter the anticipated cash flows realized by investors. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Further deterioration in economic fundamentals could affect management’s judgment regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company has investments in European leveraged loans that have higher yields than investment grade debt instruments, reflecting additional risk of default. The average secondary price of leveraged loans in Europe was up 5.5% during 2013, driven by underlying corporate performance and a pick-up in prepayments and primary activity. Underlying concerns over the macroeconomic outlook and debt burden of certain parts of the Eurozone remain, but the Company’s direct exposure on loans to companies in these countries is limited. While significant progress has been made on the refinancing required in the European loan market, a number of weaker borrowers continue to face maturities over the next three years and uncertainty over the sources of this refinancing may lead to an increase in reported default rates going forward.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $89 million, $79 million and $81 million, which is net of $ 13 million, $17 million and $22 million of sublease receipts, for the years ended December 31, 2013, 2012 and 2011, respectively.

In September 2013, the Company entered into a sale-leaseback transaction with an unrelated party to sell and leaseback certain fixed assets with a book value of $120 million, which resulted in no gain or loss. This lease is classified as an operating lease with a five year term and annual lease payments of approximately $25 million. At the end of the lease, the Company has the option to purchase the underlying assets at fair value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2013 were as follows:

	Gross Operating Leases	Affiliated Subleases	Net Operating Leases

	(In Millions)

2014	$111	$6	$105
2015	68	7	61
2016	64	6	58
2017	55	5	50
2018	42	5	37
Thereafter	50	16	34

Total	$390	$45	$345

As of December 31, 2013, nonaffiliated subleases were $1 million.

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

Since December 2008, the Company and MMHLLC have been named as defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover losses from the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC (BLMIS). The plaintiffs allege a variety of state law and federal securities claims against the Company and/or MMHLLC, and certain of its subsidiaries, seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (Tremont) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. Certain of the lawsuits have been consolidated into three groups of suits in the U.S. District Court for the Southern District of New York. In February 2011, the parties in the consolidated federal litigation submitted to the court a proposed settlement agreement. In August 2011, the court entered an order and final judgment approving the settlement. Appeals have been filed and remain pending. The settlement, if affirmed on appeal, will not have a significant financial impact on the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Additionally, a number of other lawsuits were filed in state courts in California, Colorado, Florida, Massachusetts, New Mexico, New York and Washington by investors in Tremont funds against Tremont, and in certain cases against the Company, MMHLLC and other defendants, raising claims similar to those in the consolidated federal litigation. Those cases are in various stages of litigation. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

On October 19, 2011, Golden Star, Inc. (Golden Star), plan administrator of the Golden Star Administrative Associates 401(k) Plan and Golden Star Bargaining Associates 401(k) Plan, filed a putative class action lawsuit in the U.S. District Court for the District of Massachusetts against the Company. Golden Star alleges, among other things, that the Company breached its alleged fiduciary duties while performing services to 401(k) plans and that certain of its actions constituted “Prohibited Transactions” under the Employee Retirement Income Security Act of 1974. The Company believes that it has numerous substantial defenses to the claims and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this action.

Christina Chavez (Chavez) filed a putative class action complaint against the Company in April 2010. Chavez alleges that the Company breached its obligations to its term life policyholders in California by not paying dividends on those policies. The parties are engaged in active discovery. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In 2009, numerous lawsuits (the Rochester Suits) were filed as putative class actions in connection with the investment performance of certain municipal bond funds advised by OFI and distributed by its subsidiary, OppenheimerFunds Distributor, Inc. The Rochester Suits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the funds contained misrepresentations and omissions, that the investment policies of the funds were not followed and that the funds and other defendants violated federal securities laws and regulations and certain state laws. The Rochester Suits have been consolidated into seven groups, one for each of the funds, in the U.S. district court in Colorado. Amended complaints and motions to dismiss were filed. In October 2011, the court issued an order granting and denying in part defendants’ motion to dismiss the suits. In January 2012, the court granted a stipulated scheduling and discovery order in these actions. In September 2012, defendants opposed plaintiffs’ July 2012 motion for class certification and filed motions for partial summary judgment in several of the Rochester Suits. In March 2013, the court denied one of the defendants’ motions for partial summary judgment; defendants’ second motion, which seeks dismissal of plaintiffs’ “leverage ratio” claims, is still pending. In July 2013, the parties to six of the Rochester Suits reached an agreement in principle to settle those suits, and in August 2013, the parties executed a memorandum of understanding memorializing their agreement. The proposed settlement is subject to various contingencies, including execution of stipulations of settlement in each of the six actions and approval by the court. Approval of the proposed settlement also requires that a sufficient number of class members approve the settlement to induce defendants to proceed. In the opinion of management, the settlement did not have a significant financial impact on the Company. The settlement, if given effect, would not settle a seventh suit. The court has stayed depositions in that suit pending approval of the proposed settlement. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this remaining suit.

In May 2009, the Company was named as a defendant in a private action related to certain losses in a bank owned life insurance (BOLI) policy issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company, and it seeks to recover losses arising from investments pursuant to the BOLI policy. The parties have completed discovery and are now preparing for trial, likely at some point in 2014. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In July 2012, Karen Bacchi filed a putative class action complaint against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of the statutorily prescribed limit. The matter is in the initial pleading stages. The Company believes that it has substantial defenses and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In November 2013, seven participants in the Company’s Thrift Plan (the Plan) filed a putative class action complaint in the U.S. District Court for the District of Massachusetts. The complaint alleges, among other things, that the Company, the Investment Fiduciary Committee, the Plan Administrative Committee, and individually named “fiduciaries” breached their duties by allowing the Plan to pay excessive fees and by engaging in self-dealing by limiting investment options primarily to the Company proprietary products. No reasonable estimate can be made regarding the potential liability, if any, or the amount or range of any loss that may result from these claims. The Company believes that it has substantial defenses to the claims and intends to vigorously defend itself.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2013 and 2012, the Company had approximately $125 million and $75 million, respectively, of these unsecured funding commitments to its subsidiaries. The unsecured commitments are included in private placements in the table below. As of December 31, 2013 and 2012, the Company had not funded, nor had an outstanding balance due on these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2013 and 2012, the Company had approximately $ 80 million and $82 million, respectively, of outstanding letter of credit arrangements. As of December 31, 2013 and 2012, the Company did not have a funding request attributable to these letter of credit arrangements.

As of December 31, 2013 and 2012, the Company approved financing of $2,048 million for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2013 and 2012, were $1,689 million and $1,499 million, respectively, with interest of $32 million, $31 million and $34 million for the years ended December 31, 2013, 2012 and 2011, respectively. The unfunded amount of the facility, totaling $359 million as of December 31, 2013, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day LIBOR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2013, the Company had the following commitments:

	2014	2015	2016	2017	There- after	Total

	(In Millions)

Private placements	$1,057	$395	$1	$11	$120	$1,584
Mortgage loans	426	246	216	-	331	1,219
Partnerships and LLC	1,011	146	342	412	1,227	3,138
LIHTCs (including equity contributions)	9	72	6	-	57	144

Total	$2,503	$859	$565	$423	$1,735	$6,085

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2013 and 2012, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2013 and 2012, the Company had no outstanding obligations attributable to these commitments and guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2013 and 2012, the Company had no outstanding obligations to any obligor attributable to these guarantees.

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2013.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

($ In Millions)

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (CREA and Babson Capital), if the subsidiary is unable to pay.	-	The liabilities for these plans of $153 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life Insurance Company, MML Bay State Life Insurance Company and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates originating in 2004, 2007 and 2012 and some are in effect until 2023.	-	The future maximum potential obligations are immaterial to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2013 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$12,855	$-	$-	$12,855	14%
At book value less current surrendercharge of 5% or more	2,692	-	-	2,692	3
At fair value	-	14,581	39,093	53,674	60

Subtotal	15,547	14,581	39,093	69,221	77
Subject to discretionary withdrawal:
At book value without fair value adjustment	7,537	477	-	8,014	9
Not subject to discretionary withdrawal	12,606	250	-	12,856	14

Total	$35,690	$15,308	$39,093	$90,091	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2013 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$16,533
Policyholders’ reserves - individual annuities	9,748
Liabilities for deposit-type contracts	9,409

Subtotal	35,690

Separate Account Annual Statement:
Annuities	54,151
Other annuity contract deposit-funds and guaranteed interest contracts	250

Subtotal	54,401

Total	$90,091

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts, which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2013 is as follows:

	Guaranteed
	Indexed	Nonindexed Less Than/ Equal to 4%	Non Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2013	$-	$-	$7,942	$7,942

Reserves at December 31, 2013:
For accounts with assets at:
Fair value	$250	$15,058	$41,842	$57,150

Subtotal	250	15,058	41,842	57,150
Nonpolicy liabilities	-	-	1,232	1,232

Total	$250	$15,058	$43,074	$58,382

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$14,581	$41,842	$56,423
At book value without market value adjustment and current surrender charge of less than 5%	-	477	-	477

Subtotal	-	15,058	41,842	56,900
Not subject to discretionary withdrawal	250	-	-	250
Nonpolicy liabilities	-	-	1,232	1,232

Total	$250	$15,058	$43,074	$58,382

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of amounts reported as transfers (from) to separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income (Loss):

	Years Ended December 31,
	2013	2012	2011

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$7,941	$11,750	$6,048
Transfers from separate accounts	(9,023)	(6,097)	(5,466)

Subtotal	(1,082)	5,653	582
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	1	1	377

Net transfers (from) to separate accounts	$(1,081)	$5,654	$959

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Income (Loss).

19.	Presentation of the Statutory Statements of Cash Flows

The Company has included the following non-cash inflows (outflows) in the Statutory Statements of Cash Flows:

	Years Ended on December 31,
	2013	2012	2011

	(In Millions)

Related to RPG reinsurance agreement:
Deposits for policyholders’ reserves related to reinsurance agreement	$5,298	$-	$-
Liabilities for deposit-type contracts related to reinsurance agreement	3,885	-	-
Other liabilities	879	-	-
Bonds	(8,602)	-	-
Mortgage loans	(736)	-	-
Other assets	(383)	-	-
Preferred stock	(13)	-	-

Bank loan rollovers(1)	1,924	2,347	1,716
Bond conversions and refinancing	658	538	734
Stock conversions	288	1	106
Bond conversions to other invested assets	181	-	-
Mortgages converted to other invested assets	34	55	180
Other	24	5	10
Other invested assets to stock distributions	5	25	4

(1)Bank loan rollovers represent transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds.

Refer to Note 10. “Reinsurance” for information about the Company’s reinsurance agreement.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Subsequent events

The Company has evaluated subsequent events through February 21, 2014, the date the financial statements were available to be issued.

During February 2014, two affiliates of the Company entered into a Purchase and Sale agreement to sell certain real estate assets. The closing is expected to occur later in 2014. The transaction is expected to generate income for the Company.

No additional events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

21.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2013 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company, FSB

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor LLC

MML Re Finance LLC

MMC Equipment Finance LLC

CB – Apts, LLC

CV Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Berkshire Way LLC

MassMutual Retirement Services, LLC

Fern Street LLC

MML Investment Advisers, LLC

MML Strategic Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual International LLC

MML Investors Services, LLC

MML Realty Management Corporation

MassMutual International Holding MSC, Inc.

MassMutual Capital Partners LLC

First Mercantile Trust Company

MM Asset Management Holding LLC

MM Rothesay Holdco US LLC

Subsidiaries of MM Asset Management Holding LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

Babson Capital Finance LLC

Cornerstone Global Real Estate LP

Cornerstone Hotel Income & Equity Fund II LP

Subsidiary of MSC Holding Company, LLC

MassMutual Holding MSC, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MassMutual Select Funds

MassMutual Premier Funds

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.)

580 Walnut Cincinnati LLC – 50%

Invicta Advisors LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2013	$113,707,950.98	$-	$113,707,950.98	$108,815,640.18	$(4,892,310.80)	$108,815,640.18	$111,783,051.88
September 30, 2013	81,945,730.49	-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13	-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52	-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04	-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06	-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52	-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18	-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06	-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals		$(106,853,708.32)			$(611,381,327.77)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2013:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07389UAA7	$46,336.65	$-	$46,336.65	$45,693.55	$(643.10)	$45,693.55	$45,006.13
07389VAA5	1,062,717.63	-	1,062,717.63	981,791.21	(80,926.42)	981,791.21	1,042,223.82
07820QBL8	1,977,670.55	-	1,977,670.55	1,965,794.89	(11,875.66)	1,965,794.89	1,750,561.92
125435AA5	7,342,895.43	-	7,342,895.43	7,264,219.18	(78,676.25)	7,264,219.18	6,540,359.68
12669UBB5	234,180.04	-	234,180.04	155,615.45	(78,564.59)	155,615.45	214,156.74
14453MAB0	4,222,121.81	-	4,222,121.81	4,058,617.19	(163,504.62)	4,058,617.19	4,113,320.75
22943HAD8	5,717,620.99	-	5,717,620.99	5,655,055.45	(62,565.54)	5,655,055.45	4,172,955.00
36298XAB8	16,029,062.93	-	16,029,062.93	14,145,863.23	(1,883,199.70)	14,145,863.23	15,680,831.67
525221AW7	3,124.68	-	3,124.68	224.20	(2,900.48)	224.20	21.81
61749BAB9	260,888.23	-	260,888.23	244,772.81	(16,115.42)	244,772.81	218,874.98
61750MAB1	21,939.77	-	21,939.77	19,205.60	(2,734.17)	19,205.60	17,289.58
65106FAG7	98,954.14	-	98,954.14	88,030.69	(10,923.45)	88,030.69	126,820.85
77277LAF4	36,675,600.76	-	36,675,600.76	35,319,833.51	(1,355,767.25)	35,319,833.51	38,161,057.50
77277LAH0	1,825,871.12	-	1,825,871.12	1,759,508.86	(66,362.26)	1,759,508.86	3,673,389.60
77277LAJ6	25,853,379.03	-	25,853,379.03	24,917,058.77	(936,320.26)	24,917,058.77	24,013,543.50
86359DMC8	12,335,587.22	-	12,335,587.22	12,194,355.59	(141,231.63)	12,194,355.59	11,967,632.22
Totals	$113,707,950.98	$-	$113,707,950.98	$108,815,640.18	$(4,892,310.80)	$108,815,640.18	$111,738,045.75

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2013:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
04544TAB7	$79,991.43	$-	$79,991.43	$16,105.39	$(63,886.04)	$16,105.39	$47,854.57
05948JAA0	323,644.40	-	323,644.40	322,161.12	(1,483.28)	322,161.12	319,083.89
12479DAC2	4,722,262.30	-	4,722,262.30	4,184,086.44	(538,175.86)	4,184,086.44	3,635,191.89
1248MPAC8	5,610,030.00	-	5,610,030.00	5,563,905.00	(46,125.00)	5,563,905.00	4,838,125.05
45667WAC2	851.16	-	851.16	657.73	(193.43)	657.73	380.05
525221AW7	20,032.95	-	20,032.95	298.02	(19,734.93)	298.02	98,298.62
61749BAB9	304,677.44	-	304,677.44	280,424.46	(24,252.98)	280,424.46	259,501.31
61755AAB2	5,467.78	-	5,467.78	5,213.41	(254.37)	5,213.41	5,219.39
65106FAB8	5,893,180.49	-	5,893,180.49	5,852,705.65	(40,474.84)	5,852,705.65	5,797,707.71
77277LAF4	37,029,684.32	-	37,029,684.32	36,675,600.78	(354,083.54)	36,675,600.78	35,949,160.80
77277LAH0	1,843,143.48	-	1,843,143.48	1,825,871.10	(17,272.38)	1,825,871.10	3,458,523.60
77277LAJ6	26,097,916.29	-	26,097,916.29	25,853,379.04	(244,537.25)	25,853,379.04	22,621,667.04
86359ACD3	14,848.45	-	14,848.45	9,074.05	(5,774.40)	9,074.05	18,600.47
Totals	$81,945,730.49	$-	$81,945,730.49	$80,589,482.19	$(1,356,248.30)	$80,589,482.19	$77,049,314.39

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2013:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442KAD3	$2,862,185.70	$-	$2,862,185.70	$2,847,813.75	$(14,371.95)	$2,847,813.75	$2,540,147.17
004448AC0	1,811,707.29	-	1,811,707.29	1,452,295.05	(359,412.24)	1,452,295.05	1,270,758.17
026929AD1	5,519,507.19	-	5,519,507.19	5,164,744.05	(354,763.14)	5,164,744.05	5,328,699.48
07325YAB4	3,112,030.19	-	3,112,030.19	3,067,596.18	(44,434.01)	3,067,596.18	2,217,726.96
07388UAB6	1,015,362.75	-	1,015,362.75	983,853.90	(31,508.85)	983,853.90	950,464.97
07401LAA1	8,647,880.67	-	8,647,880.67	8,603,423.71	(44,456.96)	8,603,423.71	8,224,619.72
1248MPAB0	6,979,297.79	-	6,979,297.79	6,686,930.00	(292,367.79)	6,686,930.00	6,237,074.20
1248MPAC8	9,279,020.00	-	9,279,020.00	8,927,580.00	(351,440.00)	8,927,580.00	8,138,041.61
1248MPAH7	7,823.54	-	7,823.54	10.06	(7,813.48)	10.06	291,248.16
125435AA5	8,007,199.62	-	8,007,199.62	7,945,131.04	(62,068.58)	7,945,131.04	7,065,883.43
12668AAY1	836.29	-	836.29	604.94	(231.35)	604.94	313.39
12669GKH3	8,266,418.71	-	8,266,418.71	7,126,611.64	(1,139,807.07)	7,126,611.64	8,943,620.22
22943HAD8	5,731,143.26	-	5,731,143.26	5,709,513.09	(21,630.17)	5,709,513.09	3,845,172.00
25151AAA9	3,149,913.44	-	3,149,913.44	2,987,164.65	(162,748.79)	2,987,164.65	3,071,275.38
26441EAC5	182,800.00	-	182,800.00	137,500.00	(45,300.00)	137,500.00	137,500.00
362341L49	3,925,128.57	-	3,925,128.57	3,874,010.93	(51,117.64)	3,874,010.93	3,195,980.78
39538WHF8	7,368,122.65	-	7,368,122.65	7,244,676.25	(123,446.40)	7,244,676.25	7,172,879.50
41161PSK0	3,150,010.83	-	3,150,010.83	3,058,778.87	(91,231.96)	3,058,778.87	2,922,577.50
46630KAA4	682,175.43	-	682,175.43	676,151.76	(6,023.67)	676,151.76	588,654.12
61749BAB9	324,674.18	-	324,674.18	302,702.90	(21,971.28)	302,702.90	272,486.13
61750MAB1	28,551.95	-	28,551.95	27,394.67	(1,157.28)	27,394.67	22,964.62
61755AAB2	6,702.75	-	6,702.75	5,999.04	(703.71)	5,999.04	5,208.50
77277LAF4	37,914,893.16	-	37,914,893.16	37,029,684.30	(885,208.86)	37,029,684.30	33,591,915.00
77277LAH0	1,886,324.40	-	1,886,324.40	1,843,143.48	(43,180.92)	1,843,143.48	3,230,442.00
77277LAJ6	26,706,041.82	-	26,706,041.82	26,097,916.30	(608,125.52)	26,097,916.30	21,138,327.00
78402TAD8	505,674.06	-	505,674.06	225,513.23	(280,160.83)	225,513.23	418,357.71
86359ACD3	144,509.89	-	144,509.89	113,827.74	(30,682.15)	113,827.74	150,685.24
Totals	$147,215,936.13	$-	$147,215,936.13	$142,140,571.53	$(5,075,364.60)	$142,140,571.53	$130,973,022.96

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2013:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442KAD3	$3,000,717.17	$-	$3,000,717.17	$2,955,878.99	$(44,838.18)	$2,955,878.99	$2,710,630.46
02147DAV3	20,019.38	-	20,019.38	13,898.83	(6,120.55)	13,898.83	7,668.37
02660TGS6	5,166,461.70	-	5,166,461.70	5,042,505.13	(123,956.57)	5,042,505.13	4,886,126.24
02660THL0	735,213.74	-	735,213.74	718,951.48	(16,262.26)	718,951.48	701,370.78
05946XYP2	661,851.06	-	661,851.06	648,858.17	(12,992.89)	648,858.17	616,878.67
05948JAA0	77,220.72	-	77,220.72	76,184.19	(1,036.53)	76,184.19	73,908.47
073879PA0	1,232,628.18	-	1,232,628.18	1,164,624.29	(68,003.89)	1,164,624.29	1,129,442.11
07401LAA1	9,319,361.00	-	9,319,361.00	9,281,564.74	(37,796.26)	9,281,564.74	8,970,214.86
1248MPAC8	10,010,615.65	-	10,010,615.65	9,279,020.00	(731,595.65)	9,279,020.00	8,192,007.20
1248MPAH7	113,333.17	-	113,333.17	7,944.13	(105,389.04)	7,944.13	214,889.58
126671UU8	43,909.99	-	43,909.99	42,665.95	(1,244.04)	42,665.95	39,467.94
12667GME0	11,348,520.47	-	11,348,520.47	11,227,660.79	(120,859.68)	11,227,660.79	11,112,922.09
12668A4B8	9,370,133.25	-	9,370,133.25	9,107,609.34	(262,523.91)	9,107,609.34	9,029,866.72
126694YM4	2,091,333.26	-	2,091,333.26	2,088,972.27	(2,360.99)	2,088,972.27	2,038,895.07
14453MAB0	5,079,283.51	-	5,079,283.51	5,016,823.57	(62,459.94)	5,016,823.57	4,802,099.09
18974BAA7	628,229.21	-	628,229.21	601,230.04	(26,999.17)	601,230.04	615,943.80
22546NAV6	3,726,890.39	-	3,726,890.39	649,149.30	(3,077,741.09)	649,149.30	649,037.62
22943HAD8	6,075,077.23	-	6,075,077.23	5,993,884.23	(81,193.00)	5,993,884.23	4,642,860.00
23244LAB7	1,751,307.03	-	1,751,307.03	1,543,667.45	(207,639.58)	1,543,667.45	1,134,940.80
23321P6A1	2,184,940.95	-	2,184,940.95	2,165,830.30	(19,110.65)	2,165,830.30	2,177,214.24
23332UDU5	12,588,142.21	-	12,588,142.21	12,385,338.92	(202,803.29)	12,385,338.92	12,418,814.69
362341L49	4,038,022.40	-	4,038,022.40	4,002,700.25	(35,322.15)	4,002,700.25	3,276,699.71
39539GAA0	2,856,147.82	-	2,856,147.82	2,782,480.81	(73,667.01)	2,782,480.81	2,826,038.50
40430HBH0	162.35	-	162.35	109.30	(53.05)	109.30	101.41
41164LAB5	7,711,915.86	-	7,711,915.86	7,655,426.24	(56,489.62)	7,655,426.24	7,462,954.25
43739EBJ5	6,504,187.80	-	6,504,187.80	6,435,384.82	(68,802.98)	6,435,384.82	6,032,458.24
45660LKW8	18,079,779.47	-	18,079,779.47	18,022,051.43	(57,728.04)	18,022,051.43	15,864,047.28
45660LYW3	2,372,769.82	-	2,372,769.82	2,291,590.55	(81,179.27)	2,291,590.55	2,062,698.67
456612AC4	10,876,730.02	-	10,876,730.02	10,787,010.05	(89,719.97)	10,787,010.05	10,545,750.71
466247XE8	3,976,148.48	-	3,976,148.48	3,935,773.09	(40,375.39)	3,935,773.09	3,718,198.53
46629BAR0	2,852,666.37	-	2,852,666.37	2,798,045.68	(54,620.69)	2,798,045.68	2,552,602.18
46630KAA4	770,022.33	-	770,022.33	768,628.53	(1,393.80)	768,628.53	680,676.85
525221GM3	2,221,910.15	-	2,221,910.15	2,177,468.51	(44,441.64)	2,177,468.51	2,109,164.67
525221HA8	15,523,309.02	-	15,523,309.02	15,400,250.25	(123,058.77)	15,400,250.25	13,711,703.44
576433G42	855,038.28	-	855,038.28	847,924.09	(7,114.19)	847,924.09	848,428.88
59024UAB7	929,407.25	-	929,407.25	918,437.15	(10,970.10)	918,437.15	926,705.06
61750MAB1	30,836.68	-	30,836.68	30,672.10	(164.58)	30,672.10	27,958.37
61755AAB2	9,419.34	-	9,419.34	8,121.27	(1,298.07)	8,121.27	6,759.62
65106FAB8	6,388,999.26	-	6,388,999.26	6,351,718.55	(37,280.71)	6,351,718.55	6,322,103.12
68400XAY6	103,043.01	-	103,043.01	102,041.69	(1,001.32)	102,041.69	96,273.00
76110W4J2	4,319.08	-	4,319.08	4,199.71	(119.37)	4,199.71	6,912.40
86358HHX0	684,331.03	-	684,331.03	676,606.52	(7,724.51)	676,606.52	676,555.32
86359ACE1	21,581.23	-	21,581.23	6,171.79	(15,409.44)	6,171.79	20,125.60
86359DUV7	903.27	-	903.27	854.15	(49.12)	854.15	934.22
86359LRW1	14,456,432.41	-	14,456,432.41	14,291,064.42	(165,367.99)	14,291,064.42	13,808,202.61
86363DAA9	6,907,687.46	-	6,907,687.46	6,856,223.37	(51,464.09)	6,856,223.37	6,686,938.82
92977YAY7	1,371,065.06	-	1,371,065.06	1,208,872.07	(162,192.99)	1,208,872.07	242,720.00
Totals	$194,772,024.52	$-	$194,772,024.52	$188,372,088.50	$(6,399,936.02)	$188,372,088.50	$176,678,910.26

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-22557) filed February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated May 1, 1996 by and between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-22557) filed February 28, 1997

a.      Amendment Nos. 1, 2, 3, 4, 5, 6, and 7 dated August 5, 1997, December 15, 1997, December 21, 1998, April 1, 2002, March 31, 2006, March 31, 2007, March 31, 2008 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

	ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated May 1, 1996 MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-22557) filed February 28, 1997

a.      Amendments No. 1, 2, 3, 4, and 5 dated as of August 15, 1997, August 31, 1998, December 20, 2004, March 31, 2006, and March 31, 2007 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

b.      Amendment No. 6 dated as of March 31, 2008 to MMLD Underwriting and Servicing Agreement – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

	iii.	Template for Insurance Products Distribution Agreement (Version 4/08) MML Distributors, LLC and Massachusetts Mutual Life Insurance Company and C. M. Life Insurance Company and MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

a.      Template Amendment for Insurance Product Distribution Agreement (Version 4/08) MML Distributors, LLC and Massachusetts Mutual Life Insurance Company and C. M. Life Insurance Company and MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

	iv.	Template for Insurance Products Distribution Agreement (Version 12/09) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

	v.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company on behalf of the following separate accounts: Massachusetts Mutual Variable Annuity Separate Account 1; Massachusetts Mutual Variable Annuity Separate Account 2; Massachusetts Mutual Variable Annuity Separate Account 3; Massachusetts Mutual Variable Annuity Separate Account 4; Panorama Separate Account; Massachusetts Mutual Variable Life Separate Account I; Massachusetts Mutual Variable Life Separate Account II; and Connecticut Mutual Variable Life Separate Account I *

	vi.	Template for Insurance Products Distribution Agreement (version 2014) MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company *

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

	ii.	Form of Accelerated Death Benefit Rider – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-50410) filed November 21, 2000

	iii.	Form of Disability Benefit Rider – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

	iv.	Form of Guaranteed Insurability Rider – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

	v.	Form of Other Insured Rider – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

	vi.	Form of Substitute of Insured Rider – Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-50410) filed November 21, 2000

	vii.	Form of Waiver of Monthly Charges Rider – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

	viii.	Form of Waiver of Specified Premium Rider – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

Exhibit (e)	Application for Life or Disability Income Insurance (rev. 11/2012) – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement (File No. 333-150916) filed April 23, 2013

Exhibit (f)	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6 (File No. 333-50410) filed November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 9, 2014*

Exhibit (g)	Reinsurance Contracts

	i.	Canada Life Assurance Company (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

a. Automatic YRT Agreement effective August 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

1. Amendment effective January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

2. Amendments effective August 1, 2009 and March 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

3.      Amendments effective August 1, 2008, July 1, 2011 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

4.      Amendments effective January 1, 2012, July 30, 2012 and January 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement (File No. 333-150916) filed April 23, 2013

5. Amendments effective May 1, 2001, April 15, 2013, May 7, 2013 and September 1, 2013 *

	ii.	Munich American Reassurance (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

a. Automatic YRT Agreement effective August 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

1. Amendment effective January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

2. Amendments effective August 1, 2009 and March 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

3. Amendments effective August 1, 2008 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

4.      Amendments effective as of August 1, 2008, July 30, 2012 and January 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement (File No. 333-150916) filed April 23, 2013

5. Amendments effective May 1, 2001, April 15, 2013, May 7, 2013 and September 1, 2013 *

	iii.	RGA Reinsurance Company (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

a. Automatic YRT Agreement effective August 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

1. Amendment effective January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

2. Amendments effective August 1, 2009 and March 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

3.      Amendments effective August 1, 2008, February 28, 2011 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

4.      Amendments effective January 1, 2012, June 1, 2012, July 30, 2012 and January 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement (File No. 333-150916) filed April 23, 2013

5. Amendments effective May 1, 2001, April 15, 2013, May 7, 2013 and September 1, 2013 *

	iv.	SCOR Global Life Reinsurance Company of America / XL Re Life America Inc. (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company and XL Re Life America Inc.)

a. Automatic YRT Agreement effective August 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

1. Amendments effective August 1, 2009 and March 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

2. Name Change letter effective February 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

3. Amendments effective August 1, 2008 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

4.      Amendments effective January 1, 2012, July 30, 2012 and January 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement (File No. 333-150916) filed April 23, 2013

5. Amendments effective May 1, 2001, April 15, 2013 and May 7, 2013 *

	v.	Swiss Re Life & Health America, Inc. (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)

a. Automatic YRT Agreement effective August 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

1. Amendment effective January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

2. Amendments effective August 1, 2009 and March 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-150916) filed April 26, 2011

3. Amendments effective August 1, 2008 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-150916) filed April 25, 2012

4.      Amendments effective as of August 1, 2008, July 30, 2012 and January 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement (File No. 333-150916) filed April 23, 2013

5. Amendments effective December 1, 2010, January 1, 2012, May 7, 2013 and September 1, 2013 *

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

a. AIM/INVESCO Funds

a1.    Participation Agreement dated as of April 30, 2004 (A I M Distributors, Inc. AIM Variable Insurance Funds, Inc. and Massachusetts Mutual Life Insurance Company), along with revised Schedule A as of July 6, 2005 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

i. Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

ii.      Amendments Nos. 2 and 3 effective April 30, 2010 and May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

b. Fidelity Funds

b1.    Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

i. Amendments effective May 1, 1998 and April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

ii. Amendment effective June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

b2.    Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

c. ING Funds

c1.    Participation Agreement dated April 26, 2006 (ING Variable Products Trust, Massachusetts Mutual Life Insurance Company and ING Funds Distributor, LLC). – Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A (File No. 033-73140) filed April 27, 2007

i. Amendments dated May 28, 2007 and April 3, 2008 – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

ii. Amendment dated September 6, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

iii. Amendment dated May 27, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

iv. Amendment dated January 17, 2014 to Participation Agreement *

d. MML Funds

d1.    Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 2-39334) filed August 22, 2007

i. First Amendment – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

ii. Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

iii. Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

iv. Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement on Form N-1A (File No. 2-39334) filed March 2, 2011

v. Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 2-39334) filed March 1, 2013

vi. Sixth Amendment dated April 1, 2014 *

e. MML II Funds

e1.    Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A (File No. 333-122804) filed April 30, 2008

i. First Amendment – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

ii. Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

iii. Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

iv. Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 333-122804) filed March 2, 2011

v. Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

vi.     Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A (File No. 333-122804) filed March 1, 2013

vii. Eighth Amendment dated April 1, 2014 *

f. Oppenheimer Funds

f1.    Participation Agreement as of May 1, 2006 and executed on November 20, 2007 (Oppenheimer

Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance

Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2008

i. Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed April 28, 2009

ii. Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

iii. Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

iv. Amendment No. 4 dated April 1, 2014 *

g. PIMCO Funds

g1.    Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

i. Amendment effective as of June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

ii.      Termination, Agreement and Amendment dated and effective November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April 25, 2012

iii. Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement (File No. 333-45039), filed April 25, 2012

g2.    Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

g3.    Services Agreement effective as of April 21, 2006 (PIMCO, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 (File No. 333-150916) filed September 12, 2008

ii. Shareholder Information Agreements:

a.      AIM Investment Services, Inc. (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 executed on March 29, 2007 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

b.      Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

c.      ING Funds Services, LLC –effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

d.      MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

e.      MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

f.       OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-50410) filed April 25, 2007

g.      PIMCO Variable Insurance Trust effective October 16, 2007 (Allianz Global Investors Distribution LLC and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-150916) filed May 14, 2008

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i. Consent of Independent Registered Public Accounting Firm—KPMG LLP *

ii. Powers of Attorney

Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement (File No. 333-150916) filed April 23, 2013 for:

Laura J. Sen

Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-45039) filed April, 25, 2012 for:

Cristóbal I. Conde H. Todd Stitzer

Gregory Deavens

Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-150916) filed April 27, 2010 for:

Roger W. Crandall Robert A. Essner

Michael T. Rollings Raymond W. LeBoeuf

Kathleen A. Corbet Cathy E. Minehan

James H. DeGraffenreidt, Jr Marc F. Racicot

Patricia Diaz Dennis William T. Spitz

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 25, 2014, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy *

*	Filed herewith

Item 27. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Cristóbal I. Conde, Director 255 E. 74th St., Apt. PH2 New York, NY 10021	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34102-7716

Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Laura J. Sen, Director 90 Babcock Street Brookline, MA 02446

Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212	William T. Spitz, Director 16 Wynstone Nashville, TN 37215

Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236	H. Todd Stitzer, Director 1312 Casey Key Road Nokomis, FL 34275
Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Gregory Deavens, Senior Vice President and Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer)

1295 State Street B101

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Melvin Corbett, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

Debra Palermino, Executive Vice President

1295 State Street

Springfield, MA 01111

Robert Casale, Executive Vice President & Chief Information Officer

1295 State Street

Springfield, MA 01111

Elizabeth Chicares, Executive Vice President & Chief Enterprise Risk Officer

1295 State Street

Springfield, MA 01111

Douglas Russell, Senior Vice President 1295 State Street Springfield, MA 01111	Susan Cicco, Vice President & Chief of Staff 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

The financial statements of MassMutual are provided on a statutory basis and include financial information for its wholly owned subsidiary, C.M. Life Insurance Company (“C.M. Life”), and for its indirect subsidiary, MML Bay State Life Insurance Company. Financial information regarding each of the other subsidiaries of MassMutual is accounted for under the equity method in accordance with statutory accounting principles, but is not presented on a consolidated basis with the financial statements of MassMutual.

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

5.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, (June 27, 2001) a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, LLC – 51% and Series Members – 49%)

2.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

3.	MML Realty Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

4.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC).

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Keng Puang Tay (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.)

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited - 50%.)

6.)	MassMutual Asia Investors Ltd., a Hong Kong company that provides investment advisory services. (wholly owned subsidiary of MassMutual Asia Limited)

b.	MassMutual Internacional (Chile) SpA, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 99.93%; MassMutual Holding LLC - .07%; MassMutual Holding LLC)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) SpA - 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 27.88%)

c.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 90.52%; MassMutual Asia Limited – 9.46%; and MassMutual Life Insurance Company - .02%).

5.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

6.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

7.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

8.	MassMutual International Holding MSC, Inc., a Massachusetts corporation.

9.	MM Asset Management Holding LLC, A Delaware limited liability company that acts as a holding company for certain asset managers.

a.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

1.)	Babson Capital Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.

2.)	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

3.)	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

4.)	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

a.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

5.)	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

a.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

i.	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

ii.	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

iii.	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

iv.	Almack Mezzanine GP III Limited, an English company that serves as general partner of Almack Mezzanine Investors III LP, Almack Mezzanine III LP and Almack Mezzanine Carry III LP, all the stock of which is ownerd by Babson Capital Europe Limited.

v.	Babson Capital Global Advisors Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

6.)	Cornerstone Real Estate Advisers LLC (January 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.)	Cornerstone Real Estate Advisers Inc. (formerly, Babson Capital Management, Inc.), a Delaware corporation that holds a “corporation” real estate license.

b.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

i.	Cornerstone Real Estate UK (No. 2) Limited (formerly, Peder Smedvig Protego Limited), a special purpose holding company.

ii.	Cornerstone Real Estate Advisers Europe Finance LLP (formerly, Protego Real Estate Investors Finance LLP), a London-based real estate investment management company. . (99% owned by Cornerstone Real Estate UK Holdings Limited and 1% owned by Cornerstone Real Estate UK (No.2) Limited.)

iii.	Cornerstone Real Estate Advisers Europe LLP (formerly, Protego Real Estate Investors LLP), a London-based real estate investment management company. (99% owned by Cornerstone Real Estate UK Holdings Limited and 1% owned by Cornerstone Real Estate UK (No.2) Limited.)

c.)	Cornerstone Real Estate Advisers Japan K.K. (February 18, 2013), a Japanese joint stock corporation formed to provide real estate investment advisory services, including the acquisition, disposition, and financing of equity and debt investments and the marketing of real estate investment vehicles.

7.)	Wood Creek Capital Management LLC, a Delaware limited liability company that acts as an investment adviser.

a.)	Wood Creek Index Company, LLC, a Delaware limited liability company that compiles, analyzes and periodically publishes returns data for selected investments.

8.)	Babson Capital Cornerstone Asia Limited (January 23, 2008) a Hong Kong company that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

9.)	Babson Capital Finance LLC (December 12, 2012), a Delaware limited liability company formed to invest in securities of U.S. middle market companies.

a.)	BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland to invest in securities.

10.)	The following are investment-related and/or special purpose entities of Babson Capital Management LLC

1.	Babson Capital Core Fixed Income Management LLC, a Delaware limited liability corporation

2.	Babson Capital Cornerstone Managing Director Asia LLC, a Delaware limited liability corporation

3.	Babson Capital Floating Rate Income Fund Management LLC, a Delaware limited liability corporation

4.	Babson Capital Total Return Management LLC, a Delaware limited liability corporation

5.	Benton Street Advisors, Inc., a Cayman Island corporation

6.	Credit Strategies Management LLC, a Delaware limited liability corporation

7.	Great Lakes III GP, LLC, a Delaware limited liability corporation

8.	Loan Strategies Management LLC, a Delaware limited liability corporation

9.	Mezzco Australia LLC, a Delaware limited liability corporation

10.	Mezzco LLC, a Delaware limited liability corporation

11.	Mezzco II LLC, a Delaware limited liability corporation

12.	Mezzco III LLC, a Delaware limited liability corporation

13.	Mezzco IV LLC, a Delaware limited liability corporation

14.	SDCOS Management LLC, a Delaware limited liability corporation

15.	Somerset Special Opportunities Management LLC, a Delaware limited liability corporation

16.	Winterset Management LLC, a Delaware limited liability corporation

b.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MM Asset Management Holding LLC – 96.371%).

1.)	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which is registered as an investment adviser and operates as the sub-adviser to the Oppenheimer funds.

a.)	OFI Global Asset Management, Inc. (May 8, 1987), a Delaware corporation which is registered as an investment adviser and transfer agent to the Oppenheimer funds.

b.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which is registered as a broker-dealer and operates as a broker-dealer and general distributor of the Oppenheimer funds.

c.)	Oppenheimer Real Asset Management, Inc. (December 22, 1988), a Delaware corporation that currently has no operations.

d.)	OFI SteelPath, Inc. (November 20, 2012), a Delaware corporation which is registered as an investment adviser and operates as an investment adviser to certain Oppenheimer funds, private funds and accounts that invests in concentrated portfolios of energy infrastructure master limited partnerships.

e.)	Shareholder Services, Inc. (September 16, 1987), a Colorado corporation, doing business as OppenheimerFunds Services, which is registered as a transfer agent and operates as a sub-transfer agent to the Oppenheimer funds.

f.)	OFI Private Investments Inc. (March 20, 2000) is a New York corporation which is registered as an investment adviser and operates as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

g.)	OFI Global Institutional Inc. (Nov. 20, 2000) a New York corporation which is registered as an investment adviser and provides investment supervisory services to individual accounts, pension plans, insurance company separate accounts, private funds, public funds and corporations.

i.)	OFI Global Trust Company ( February 4, 1988), a New York trust company which operates as a manager and trustee of collective investment trusts offered to qualified trusts and government trusts.

ii.)	Trinity Investment Management Corporation (November 1, 1974), a Pennsylvania corporation that currently has no operations.

iii.)	HarbourView Asset Management Corporation (April 17, 1986), a NewYork corporation which is registered as an investment adviser and manages the investments of private, structured investment products.

2.)	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 18, 1987), a New York-based investment services provider which specializes in hedge funds.

a.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

b.)	Tremont Partners, Inc. (1984) a Connecticut corporation that is a registered investment adviser.

c.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

d.)	Tremont GP, Inc., a Delaware corporation.

i.	Settlement Agent LLC, a Delaware limited liability company that acts as an agent.

c.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

1.)	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

a.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

i.	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

ii.	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

iii.	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aa.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France SAS (July 24,1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

iii.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iv.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.	Baring Asset Management Switzerland Sàrl (December 18, 2013), an operating company established under the laws of Switzerland.

vi.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aaa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

i)	Baring Asset Management Korea Limited, a regulated Korean company that engages in the business of asset management, business administration and investment advisory service.

bbb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea turst Fund Ltd.’s undistributed funds.

ccc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

ddd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser under the laws of Australia.

2.)	Baring North America LLC (formerly Baring Asset Management LLC) (September 28, 1967), a Massachusetts corporation that provides client services to investors.

D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

1.	MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company that invests in certain private equity funds.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide. (owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company)

a.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

b.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

c.	MMAF Equipment Finance LLC 2011-A (June 21, 2011), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

M.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest.

N.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

P.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

R.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

S.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

T.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

U.	580 Walnut Cincinnati LLC (December 22, 2010), a Delaware limited liability company formed for a Deed in Lieu of Foreclosure transaction relating to a loan. (MassMutual holds 50% ownership interest.)

V.	Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company lending secured and unsecured loans to middle market and growing companies. (MassMutual Holding LLC holds 45% ownership interest; Babson Capital Management LLC holds 5% ownership interest; and Jefferies Group, Inc. holds 50% ownership interest.)

W.	MSC Holding Company, LLC (January 18, 2012), a Delaware limited liability company that acts as a holding company for certain MassMutual entities.

1.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.)	1279342 Ontario Limited (January 29, 1998), a Canadian corporation which previously operated as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

X.	Berkshire Way LLC (June 14, 2012), a Delaware limited liability company that was formed to invest in emerging market securities on behalf of MassMutual.

Y.	MassMutual Retirement Services, LLC (December 5, 2007), a Delaware limited liability company engaged in the business of providing administrative services to retirement plans.

Z.	Fern Street LLC (April 11, 2013), a Delaware limited liability company that was formed to invest in emerging market equity to be managed by OppenheimerFunds, Inc.

AA.	MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company that will act as a broker-dealer after regulatory approval has been obtained.

BB.	MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company which operates as a federally covered investment adviser.

CC.	MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company that holds shares in Rothesay Holdco UK Limited.

DD.	Coverpath, Inc. (March 11, 2013), a Delaware corporation.

The following companies are not considered subsidiary companies of Massachusetts Mutual Life Insurance Company (“MassMutual”) however MassMutual or its subsidiaries hold at least 20% ownership of the voting rights or capital of the companies below.

BABSON MEZZANINE REALTY MANAGEMENT II LLC - Incorporated on November 21, 2007, a Delaware limited liability company that is the general partner of Babson Mezzanine Realty Investors II LP. Cornerstone Real Estate Advisers LLC holds 100% of the ownership interest in this company.

CCM FUND I GP LLC - A Delaware limited liability company formed on January 13, 2010 that is the general partner of Cornerstone Core Mortgage Fund I LP. Cornerstone Real Estate Advisers LLC holds 100% of the membership interest in this company.

CCM VENTURE I GP LLC - A Delaware limited liability company formed on January 14, 2010 that is the general partner of Cornerstone Core Mortgage Venture I LP. Cornerstone Real Estate Advisers LLC holds 100% of the membership interest in this company.

CEMF I GP LLC - A Delaware limited liability company formed on September 21, 2010 which is the general partner of Cornerstone Enhanced Mortgage Fund I LP and is 100% owned by Cornerstone Real Estate Advisers LLC.

CHY VENTURE CP LLC - A Delaware limited liability company formed on October 18, 2013 which is the general partner of Cornerstone High Yield Venture LP and is 100% owned by Cornerstone Real Estate Advisers, LLC.

CORNERSTONE APARTMENT VENTURE III LLC - A Delaware limited liability company formed on October 25, 2006 that acts as an investment vehicle for institutional investors to acquire interest in a portfolio. Cornerstone Real Estate Advisers LLC acts as the managing member of the company.

CORNERSTONE HOTEL FUND GP LLC - A Delaware limited liability company formed on October 15, 2007 which is the general partner of Cornerstone Hotel Income and Equity Fund II LP and is 100% owned by Cornerstone Real Estate Advisers LLC.

CORNERSTONE PATRIOT FUND GP, LLC - A Delaware limited liability company formed on September 13, 2006 which is the general Partner of Cornerstone Patriot Fund LP and is 100% owned by Cornerstone Real Estate Advisers, LLC.

CREF VIII GP LLC - A Delaware limited liability company formed on July 30, 2008 which is the general partner of Cornerstone Real Estate Fund VIII LP and is 100% owned by Cornerstone Real Estate Advisers LLC.

HANOVER/BABSON EQUITY INVESTORS MANAGER, LLC - Incorporated on September 22, 2004, a Delaware limited liability company that is the managing member of Hanover Babson Equity Investors LLC. Cornerstone Real Estate Advisers LLC holds 50% of the ownership interest in this company.

HANOVER PREFERRED FACILITY MANAGER LLC - Incorporated on December 2, 2007, a Delaware limited liability company that is the general partner of Hanover Preferred Facility LLC. Cornerstone Real Estate Advisers LLC holds 50% of the ownership interest in this company.

INVICTA CAPITAL LLC - Incorporated on April 12, 2006, a Delaware limited liability company that guarantees the obligations of Invicta Credit LLC. Invicta Holdings LLC holds 100% of the ownership interest in this company.

INVICTA CREDIT LLC - Incorporated on April 12, 2006, a Delaware limited liability company that operates as a credit derivative product company selling credit protection using credit default swaps. Invicta Capital LLC holds 100% of the ownership interest in this company.

INVICTA HOLDINGS LLC - Incorporated on April 12, 2006, a Delaware limited liability company that acts as a holding company. MassMutual holds 45% of the ownership interest in this company.

KAMAKURA (LP) LTD. - A Cayman Islands exempted limited partnership, incorporated on February 26, 2010. MassMutual Life Insurance Company (Japan) owns 100% of the limited partnership assets.

MML SERIES INVESTMENT FUND - A Massachusetts business trust that operates as a management investment company.

MML SERIES INVESTMENT FUND II - A Massachusetts business trust that operates as a management investment company.

MASSMUTUAL PREMIER FUNDS - A Massachusetts business trust that operates as a management investment company.

MASSMUTUAL SELECT FUNDS - A Massachusetts business trust that operates as a management investment company.

NOVATION CO. INC. - Maryland – Real estate investment company. Interest is 21.05%.

OX BODIES, INC. - Alabama - Manufacturer of truck bodies and mining machinery. Interest is 26%.

SBNP SIA LLC - A Delaware limited liability company formed on August 20, 2013 in connection with an Annuity Contract Separate Investment Account and is 1% owned by Cornerstone Real Estate Advisers LLC and 99% by Massachusetts Mutual Life Insurance Company.

TERRA RENEWAL LLC - Iowa - Finance holding company. Interest is 26.3%.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as a management investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Select Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.

•	Babson Capital Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	Babson Capital Corporate Investors (f/k/a MassMutual Corporate Investors), a Massachusetts business trust which operates as a closed-end investment company.

•	Babson Capital Global Short Duration High Yield Fund, a Massachusetts business trust which operates as a closed-end investment company.

•	Babson Capital Funds Trust, a Massachusetts business trust which operates as an open-end management investment company.

•	Boston Global Floating Rate Fund

•	Boston Global Credit Income Opportunities Fund

•

MML Series Investment Fund II, a Massachusetts business trust that operates as a management investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Corporate Bond Fund

•	Oppenheimer Currency Opportunities Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Discovery Mid Cap Growth Fund

•	Oppenheimer Diversified Alternatives Fund

•	Oppenheimer Dividend Opportunity Fund

•	Oppenheimer Emerging Markets Local Debt Fund

•	Oppenheimer Equity Fund

•	Oppenheimer Equity Income Fund

•	Oppenheimer Global Fund

•	Oppenheimer Global High Yield Fund

•	Oppenheimer Global Multi Strategies Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Strategic Income Fund

•	Oppenheimer Global Real Estate Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Institutional Treasury Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer Core Bond Fund

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Fund

•	Oppenheimer Limited-Term Bond Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds®

•	Oppenheimer Main Street Fund®

•	Oppenheimer Main Street Select Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Main Street Small- & Mid-Cap Fund

•	Oppenheimer Master Event-Linked Bond Fund, LLC

•	Oppenheimer Master Inflation Protected Securities Fund, LLC

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer Money Market Fund

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Rochester New Jersey Municipal Fund

•	Oppenheimer Rochester Pennsylvania Municipal Fund

•	Oppenheimer Rochester High Yield Municipal Fund

•	Oppenheimer Municipal Fund

•	Oppenheimer Rochester Limited Term Municipal Fund

•	Oppenheimer Portfolio Series

•	Active Allocation Fund

•	Conservative Investor Fund

•	Equity Investor Fund

•	Moderate Investor Fund

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Flexible Strategies Fund

•	Oppenheimer Global Allocation Fund

•	Oppenheimer Small- & Mid-Cap Value Fund

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund

•	Oppenheimer Rochester AMT-Free Municipal Fund

•	Oppenheimer Rochester AMT-Free New York Municipal Fund

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester California Municipal Fund

•	Oppenheimer Rochester Fund Municipals

•	Oppenheimer Rochester Intermediate Term Municipal Fund

•	Oppenheimer Rochester Limited Term California Municipal Fund

•	Oppenheimer Rochester Limited Term Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester New Jersey Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Pennsylvania Municipal Fund

•	Oppenheimer Rochester Short Term Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Senior Floating Rate Plus Fund

•	Oppenheimer Series Fund

•	Oppenheimer Value Fund

•	Oppenheimer SteelPath Master MLP Fund, LLC

•	Oppenheimer SteelPath MLP Funds Trust (consisting of the following 4 series):

•	Oppenheimer SteelPath MLP Alpha Fund

•	Oppenheimer SteelPath MLP Alpha Plus Fund

•	Oppenheimer SteelPath MLP Income Fund

•	Oppenheimer SteelPath MLP Select 40 Fund

•	Oppenheimer Ultra-Short Duration Fund

•	Oppenheimer Variable Account Funds

•	Oppenheimer Capital Appreciation Fund/VA

•	Oppenheimer Capital Income Fund/VA

•	Oppenheimer Core Bond Fund/VA

•	Oppenheimer Discovery Mid Cap Growth Fund/VA

•	Oppenheimer Diversified Alternatives Fund/VA

•	Oppenheimer Equity Income Fund/VA

•	Oppenheimer Global Fund/VA

•	Oppenheimer Global Strategic Income Fund/VA

•	Oppenheimer Main Street Fund/VA

•	Oppenheimer Main Street Small Cap Fund/VA

•	Oppenheimer Money Fund/VA

•	Oppenheimer International Growth Fund/VA

•	Rochester Portfolio Series

•	Oppenheimer Rochester Limited Term New York Municipal Fund

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

III	Cayman Island Exempt Limited Liability Companies, wholly owned by entities that are only themselves SEC registered funds. Each SEC registered fund parent may invest up to 25% of its total assets in its respective Cayman Fund Subsidiary. OFI Global serves as the Investment Advisor and OFI serves as the Subadvisor:

a.	RAF Fund Ltd.

(a wholly owned subsidiary of Oppenheimer Commodity Strategy Total Return Fund)

b.	Oppenheimer Capital Income Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Capital Income Fund)

c.	Oppenheimer Currency Opportunities Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Currency Opportunities Fund)

d.	Oppenheimer Flexible Strategies Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Flexible Strategies Fund)

e.	Oppenheimer Global Allocation Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Global Allocation Fund)

f.	Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Global Multi Strategies Fund)

g.	Oppenheimer Global Strategic Income Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Global Strategic Income Fund)

h.	Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Global Strategic Income Fund/VA)

i.	Oppenheimer Gold and Special Minerals Fund (Cayman) Ltd.

(a wholly owned subsidiary of Oppenheimer Gold & Special Minerals Fund)

j.	Oppenheimer Diversified Commodity Strategies Fund (Cayman) Ltd.****

****	Effectiveness pending.

Item 29. Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE	V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE	V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 30. Principal Underwriters

(a) MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MSD and MMLIS, either jointly or individually, act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, and Massachusetts Mutual Variable Life Separate Account II.

(b) MSD and MMLIS are the principal underwriters for the policies. Prior to April 1, 2014, MML Distributors, LLC (“MML Distributors”) served as a principal underwriter of the policies offered pursuant to this registration statement and sold by registered representatives of the other broker-dealers with whom it had entered into distribution agreements (“Distribution Agreements”). Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for these policies. The following people are officers and directors of MSD, officers and directors of MMLIS, and officers and member representatives of MML Distributors:

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Benson, Wendy	Director and President	*

Cyboron, Todd	Chief Technology Officer	*

Duch, Edward K. III	Assistant Secretary	*

Hall, Nathan L.	Chief Financial Officer and Treasurer	*

Morton, Mario	Registration Manager	*

Rollings, Michael	Director	*

Rosenthal, Robert S.	Chief Legal Officer, Secretary and Vice President	*

Scanlon, Susan	Chief Compliance Officer and Vice President	*

Vaccaro, John A.	Director, Chairman of the Board, Chief Executive Officer	*

Ward Chicares, Elizabeth	Director	*

Dana Tatro	Variable Annuity Product Distribution Officer	*

Craig Waddington	Variable Life Product Distribution Officer	*

*	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fanning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*

Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Todd Cyboron	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer and AML Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President,	*

Kenneth M. Rickson	Field Risk Officer	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Vice President	*

Mathew Verdi	Assistant Vice President	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kristin Costanzo	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Joseph Sparacio	Senior Regional Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Senior Regional Vice President	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

Mario Morton	Assistant Vice President and Regional Manager	*

Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

David Cove	Regional Assistant Vice President	*

Kevin DeGray	Regional Assistant Vice President	*

Nicholas DeLuca	Regional Assistant Vice President	9830 Granite Peak Trail Scottsdale, AZ 85262

David Hardy	Regional Assistant Vice President	*

Donald Helmes	Regional Assistant Vice President	*

Courtney Munoz	Regional Assistant Vice President	*

John Rogan	Regional Assistant Vice President	*

Michael Rollings	Board Member	*

Elizabeth Ward Chicares	Board Member	*

Dana Tatro	Variable Annuity Product Distribution Officer	*

Craig Waddington	Variable Life Product Distribution Officer	*

Richard Lassow	Executive Benefits Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer and President	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Michael Fanning	Member Representative Insurance Operations Supervisor	*

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	*

Kevin LaComb	Assistant Treasurer	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer Dupuis-Krause	Assistant Secretary	*

Barbara Upton	Assistant Vice President Chief Compliance Officer	**

Stephen Alibozek	Entity Contracting Officer	*

Kathy Rogers	Continuing Education Officer	*

Susan Scanlon	Vice President	*

Donna Watson	Assistant Treasurer	**

Bruce C. Frisbie	Assistant Treasurer	*

Todd Cyboron	Chief Technology Officer	*

H. Bradford Hoffman	Chief Risk Officer	*

Eric Wietsma	Vice President	**

Christine Peaslee	Assistant Secretary	*

Richard Zayicek	Vice President	200 Cape Cod Way Moorseville, NC 28117

Mario Morton	Registration Manager	*

Richard Lassow	Executive Benefits Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) Compensation From the Registrant

Name	Net Underwriting Commissions	Other Compensation
MML Distributors, LLC	$121,818	$1,622
MML Investors Services, LLC	$503,176	$668,933

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32. Management Services

Not Applicable

Item 33. Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges to be deducted under the flexible premium adjustable variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 6 to Registration Statement No. 333-150916 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts on the 25th day of April, 2014.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

BY:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

ROGER W. CRANDALL*
By:	Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 6 to Registration Statement No. 333-150916 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL*	Director and Chief Executive Officer (principal executive officer)	April 25, 2014
Roger W. Crandall

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 25, 2014

GREGORY DEAVENS* Gregory Deavens	Controller (principal accounting officer)	April 25, 2014

CRISTÓBAL I. CONDE* Cristóbal I. Conde	Director	April 25, 2014

KATHLEEN A. CORBET* Kathleen A. Corbet	Director	April 25, 2014

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 25, 2014

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 25, 2014

ROBERT ESSNER* Robert Essner	Director	April 25, 2014

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 25, 2014

CATHY E. MINEHAN*	Director	April 25, 2014
Cathy E. Minehan

MARC RACICOT* Marc Racicot	Director	April 25, 2014

LAURA J. SEN* Laura J. Sen	Director	April 25, 2014

WILLIAM T. SPITZ* William T. Spitz	Director	April 25, 2014

H. TODD STITZER* H. Todd Stitzer	Director	April 25, 2014

/S/ John E. Deitelbaum		April 25, 2014
*John E. Deitelbaum
As Attorney-in-Fact Pursuant to Power of Attorney

INDEX TO EXHIBITS

Exhibit (c)	v.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014

	vi.	Template for Insurance Products Distribution Agreement (version 2014) MML Strategic Distributors, LLC

Exhibit (f)	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 9, 2014

Exhibit (g)	Reinsurance Contracts

	i.	a.	5. Canada – Amendments effective May 1, 2001, April 15, 2013, May 7, 2013 and September 1, 2013

	ii.	a.	5. Munich – Amendments effective May 1, 2001, April 15, 2013, May 7, 2013 and September 1, 2013

	iii.	a.	5. RGA – Amendments effective May 1, 2001, April 15, 2013, May 7, 2013 and September 1, 2013

	iv.	a.	5. SCOR / XL Re – Amendments effective May 1, 2001, April 15, 2013 and May 7, 2013

	v.	a.	5. Swiss RE – Amendments effective December 1, 2010, January 1, 2012, May 7, 2013 and September 1, 2013

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

	c.	c1.	iv. ING Amendment dated January 17, 2014 to the Participation Agreement

	d.	d1.	vi. MML Series Investment Fund – Sixth Amendment dated April 1, 2014 to the Participation Agreement

	e.	e1.	vii. MML Series Investment Fund II – Eighth Amendment dated April 1, 2014 to the Participation Agreement

	f.	f1.	iv. Oppenheimer Variable Account Funds – Amendment No. 4 dated April 1, 2014 to the Participation Agreement

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm–KPMG LLP

Exhibit (q)	SEC Procedures Memorandum dated April 25, 2014, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy